                                 Annual Report
                          [Logo of The Griffin Funds]
                               September 30, 1997

Table of Contents

Message to Shareholders ..............................................     1
Performance Highlights of the Funds ..................................     2

Schedules of Investments and Management Discussions

The Griffin Money Market Fund ........................................     3
The Griffin Tax-Free Money Market Fund ...............................     4
The Griffin Short-Term Bond Fund .....................................     6
The Griffin U.S. Government Income Fund ..............................    10
The Griffin Bond Fund ................................................    13
The Griffin Municipal Bond Fund ......................................    18
The Griffin California Tax-Free Fund .................................    23
The Griffin Growth & Income Fund .....................................    27
The Griffin Growth Fund ..............................................    31

Financial Statements

Statements of Assets and Liabilities .................................    37
Statements of Operations .............................................    39
Statements of Changes in Net Assets ..................................    41
Financial Highlights .................................................    43
Notes to Financial Statements ........................................    46
Report of Independent Auditor ........................................    53


Special Message to Shareholders ......................................    54



SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, HOME SAVINGS OF AMERICA, FSB ("HOME SAVINGS"), SAVINGS OF AMERICA OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN ANY OF THE FUNDS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Dear Fellow Shareholder:

We are pleased to present the Annual Report for The Griffin Funds, Inc. for the twelve months ended September 30, 1997. In the charts and financial statements that follow this letter, you will find a more detailed summary of the performance of each of The Griffin Funds, as well as a description of the securities held in each of the portfolios. We hope you will find this information useful as you evaluate your investments.

The Griffin Funds were created just over four years ago to provide a consistent, careful and committed approach for those seeking to invest in the financial markets. We employ some of this country's largest and most respected investment firms as sub-advisers to make the daily buy and sell decisions on behalf of the Funds. An additional level of management and supervision is provided by Griffin Financial Investment Advisers to make certain that each Fund stays true to our investment philosophy and the Funds' investment objectives. We believe this two-tiered approach provides consistent and responsible investment management, supported by broad experience and multiple perspectives.

Market Overview
Over the twelve month period ended September 30, 1997, the financial markets benefited from stable economic growth and low inflation. The equity markets continued the rally that began three years ago, and the fixed income markets gained in response to declining interest rates.

Stocks of large companies posted the strongest and most consistent results - spurred by outstanding economic conditions domestically and strong foreign markets. The common stock of smaller, faster growing companies also experienced healthy gains, with somewhat more volatility along the way. Overall, value stocks outperformed growth stocks, and the financial and energy sectors led the equity markets to record levels.

Interest rates declined overall by approximately 0.50% for the year, despite a 0.25% increase in the federal funds rate late in March. Long-term interest rates declined more than short-term rates, and the yield curve flattened during the reporting period. Investors in longer-term bonds generally gained the most benefit from the flattened yield curve, as prices normally rise when interest rates fall. Mortgage-backed securities finished the period as one of the best performing sectors within the fixed income market. Thanks to low interest rates and improved credit quality, corporate bonds were also strong performers for the year.

Short-Term Lesson, Long-Term Strategy
In recent months, many of the major stock market indices have experienced both record highs and short-term declines. The globalization of the world economy appears to have increased the correlation of U.S. stock price changes to their counterparts overseas. This was demonstrated in October when stocks, both in the U.S. and abroad, lost ground. During the same time period, however, other securities such as U.S. Treasury bonds appreciated in value. While short periods of time rarely provide lessons when it comes to choosing a long-term investment strategy, these recent market ups and downs do underscore the value of diversification through asset allocation.

In the past we have encouraged investors in The Griffin Funds to regularly examine whether their current investment portfolio matches their personal risk tolerance and financial circumstances, and to diversify their holdings among several different asset classes. This is as important now as it has ever been. In particular, if you haven't done so recently, I encourage you to contact us to learn how our Fund family can enhance your long-term investment strategy. Griffin Financial Services has designed an investment program that provides an easy way of building a portfolio suited to your personal financial goals and objectives, called the Griffin Portfolio Builder Account.

As always, we appreciate your selection of The Griffin Funds for your investment needs. We are committed to doing our best to preserve your confidence and loyalty.

Sincerely,
s/ William A. Hawkins
William A. Hawkins
Chairman
The Griffin Funds, Inc.

November 14, 1997

Performance Highlights of the Funds

The table below provides yield and total return information for the periods ended September 30, 1997 for The Griffin Funds. The seven day yields of the Money Market Funds refer to the income generated by an investment in a Fund over a seven day period, expressed as an annual percentage rate. The seven day effective yields are calculated similarly but assume that the income earned from a Fund is reinvested in the Fund. The total returns indicate the percentage an investment in a Fund would have changed in value had shares been purchased at the beginning of each period, with all dividends and capital gains being reinvested. The performance information is presented as an average annual return. Certain fees payable by the Funds have been waived (and/or expenses reimbursed) during periods up to and including the twelve months ended September 30, 1997, which have reduced operating expenses for shareholders. Without these reductions, the Funds' yields and returns would have been lower. The table also indicates the average performance of mutual funds with investment objectives that are similar to each of the respective Non-Money Market Funds of The Griffin Funds. For each of the Non-Money Market Funds, the group average reflects the performance of a universe of mutual funds tracked by Lipper Analytical Services, Inc. The Lipper mutual fund averages do not reflect the imposition of sales charges, but do reflect the reinvest of all dividends and capital gains, if any. Of course, past performance is not an indicator of future results.

For the Periods Ended September 30, 1997

                                                            Seven Day
                                             Seven Day      Effective
                                               Yield          Yield
                                               -----          -----

Money Market Fund(1) ...................       4.91%          5.03%

Tax-Free Money Market Fund(1) ..........       3.25%          3.30%


                                                                                Total Return
                                                                                ------------
                                                                Class A                      Class B
                                                       ----------------------------  ---------------------------
                                                                           Since                         Since
                                                       Past Six   Past   Inception   Past Six  Past    Inception
                                                        Months    Year   (10/19/93)   Months   Year    (11/1/94)
                                                        ------    ----   ----------   ------   ----    ---------
U.S. Government Income Fund .......................      6.39%    8.62%   5.88%       6.23%    8.06%    8.38%
U.S. Government Income Fund (incl. sales charge)(2)      1.61%    3.73%   4.65%       1.23%    3.06%    7.50%
Lipper General U.S. Govt. Average (192 funds) .....      6.80%    8.71%    n/a        6.80%    8.71%     n/a

Bond Fund .........................................      6.75%    9.19%   4.90%       6.35%    8.63%    8.42%
Bond Fund (incl. sales charge)(2) .................      1.96%    4.28%   3.68%       1.35%    3.63%    7.54%
Lipper Corporate Debt A Rated Average (137 funds) .      7.41%    9.60%    n/a        7.41%    9.60%     n/a

California Tax-Free Fund ..........................      6.87%    9.19%   4.33%       6.59%    8.63%    8.85%
California Tax-Free Fund (incl. sales charge)(2) ..      2.07%    4.28%   3.12%       1.59%    3.63%    7.97%
Lipper CA Municipal Debt Average (116 funds) ......      6.92%    8.84%    n/a        6.92%    8.84%     n/a

Municipal Bond Fund ...............................      6.62%    8.64%   4.45%       6.34%    7.96%    8.53%
Municipal Bond Fund (incl. sales charge)(2) .......      1.84%    3.75%   3.24%       1.34%    2.96%    7.64%
Lipper General Municipal Debt Average (255 funds) .      6.54%    8.59%    n/a        6.54%    8.59%     n/a

Growth &  Income Fund .............................     25.03%   38.78%  22.53%      24.75%   38.08%   28.98%
Growth &  Income Fund (incl. sales charge)(2) .....     19.41%   32.53%  21.12%      19.75%   33.08%   28.35%
Lipper Growth & Income Average (681 funds) ........     24.63%   35.76%    n/a       24.63%   35.76%     n/a


                                                                 Class A                       Class B
                                                       ----------------------------  ---------------------------
                                                                           Since                        Since
                                                       Past Six   Past   Inception   Past Six  Past   Inception
                                                        Months    Year   (6/12/95)   Months   Year    (6/12/95)
                                                        ------    ----   ---------   ------   ----    ---------
Short-Term Bond Fund ...............................       4.57%    6.86%    6.09%    4.18%    6.20%    5.66%
Short-Term Bond Fund (incl. sales charge)(3) .......       0.92%    3.12%    4.46%    0.18%    2.20%    4.85%
Lipper S.I. Investment Grade Debt Average (90 funds)       4.89%    7.27%     n/a     4.89%    7.27%     n/a

Growth Fund ........................................      31.18%   21.66%   25.18%   30.83%   21.09%   24.63%
Growth Fund (incl. sales charge)(4) ................      25.27%   16.18%   22.70%   25.83%   16.09%   23.65%
Lipper Mid Cap Equity Average (272 funds) ..........      32.59%   26.88%     n/a    32.59%   26.88%     n/a

----------
(1) Investments in the Money Market Funds are neither insured nor guaranteed by the U.S. Government. There can be no assurance that either of Money Market Funds will be able to maintain a stable net asset value of $1.00 per share.
(2) The deduction of the maximum initial sales charge with respect to Class A shares (4.5%) and the deduction of the maximum applicable contingent deferred sales charge with respect to Class B shares (5% with respect to the total return data presented for the six month and one year periods ended September 30, 1997, and 3% with respect to the total return data presented for the period from inception of the Class on November 1, 1994 to September 30, 1997) has been factored into these calculations.
(3) The deduction of the maximum initial sales charge with respect to Class A shares (3.5%) and the deduction of the maximum applicable contingent deferred sales charge with respect to Class B shares (4% with respect to the total return data presented for the six month and one year periods ended September 30, 1997, and 2% with respect to the total return data presented for the period from inception of the Class on June 12, 1995 to September 30, 1997) has been factored into these calculations.
(4) The deduction of the maximum initial sales charge with respect to Class A shares (4.5%) and the deduction of the maximum applicable contingent deferred sales charge with respect to Class B shares (5% with respect to the total return data presented for the six month and one year periods ended September 30, 1997, and 3% with respect to the total return data presented for the period from inception of the Class on June 12, 1995 to September 30, 1997) has been factored into these calculations.

Schedule of Investments
Griffin Money Market Fund
September 30, 1997

[PIE CHART APPEARS HERE]

BANK NOTE                          4%
CERTIFICATES OF DEPOSIT            6%
COMMERCIAL PAPER                  78%
CORPORATE NOTES                    7%
U.S. GOVERNMENT AGENCY NOTES       5%

Investment Categories Reflect Percentages of Investments in Securities

                                                                      Principal       Market
Name of Issuer                                                           Amount    Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
Bank Note (3.6%):
        Financial Services (3.6%):
                Mercantile Trust, 5.16%, 01/30/98 .............  $  8,300,000   $   8,284,790
                                                                                  -----------
Total Bank Note (cost: $8,284,790) ............................                     8,284,790
                                                                                  -----------


Certificate of Deposit (6.5%):
        Financial Services (6.5%):
                Deutsche Bank, 5.56%, 11/13/97 ................    10,000,000      10,000,000
                Union Bank of California, 5.50%, 10/27/97 .....     5,000,000       5,000,000
                                                                                  -----------
                                                                                   15,000,000
                                                                                  -----------

Total Certificate of Deposit (cost: $15,000,000) ..............                    15,000,000
                                                                                  -----------
Commercial Paper (77.9%):
        Electric Utilities (4.3%):
                Electricite De France, 5.46%, 11/10/97 (b) ....    10,000,000       9,939,334
                                                                                  -----------
                                                                                    9,939,334
                                                                                  -----------
        Financial Services (69.7%):
                ABN Amro Bank, 5.44%, 10/20/97 (b) ............    10,000,000       9,971,315
                American Express Credit, 5.58%, 11/13/97 ......    10,000,000      10,000,000
                American General Finance Corporation,
                        5.56%, 10/29/97 .......................    10,000,000      10,000,000
                Bell Atlantic Financial Services Inc.,
                        5.50%, 10/30/97 (b) ...................    11,000,000      10,951,264
                Canadian Wheat Board, 5.45%, 10/09/97 (b) .....    10,000,000       9,987,889
                Chevron Oil Finance, 5.42%, 10/10/97 (b) ......    11,000,000      11,000,000
                CIT Group Holdings, 5.49%, 12/01/97 (b) .......    11,000,000      10,897,673
                Corestates Capital Corporation,
                        5.48%, 10/01/97 .......................     9,000,000       9,000,000
                Ford Motor Credit Corporation,
                        5.54%, 10/27/97 .......................    10,000,000      10,000,000
                General Electric Capital Corporation,
                        5.58%, 10/15/97 .......................     9,000,000       9,000,000
                International Business Machines
                        Credit Corporation, 5.48%, 12/10/97 (b)    10,000,000       9,893,444
                Paccar Financial, 5.52%, 10/28/97 (b) .........    11,000,000      10,954,460
                Pitney Bowes Credit, 5.48%, 10/03/97 (b) ......     9,000,000       8,997,260
                Toyota Motor Credit Corporation,
                        5.47%, 10/23/97 (b) ...................    10,000,000       9,966,572
                United Bank of Switzerland Financial,
                        5.50%, 10/06/97 (b) ...................     9,500,000       9,492,743
                Xerox Credit Corporation,
                        5.48%, 11/21/97 (b) ...................    10,000,000       9,922,367
                                                                                  -----------
                                                                                  160,034,987
                                                                                  -----------
        Industrial Conglomerate (3.9%):
                Coca Cola, 5.46%, 10/06/97 (b) ................     9,000,000       8,993,175
                                                                                  -----------
Total Commercial Paper (cost: $178,967,496) ...................                   178,967,496
                                                                                  -----------

Medium-Term Notes (6.6%):
        Financial Services (2.2%):
                Norwest Corporation, 6.00%, 10/13/98 ..........     5,000,000       5,007,265
                                                                                  -----------
        Industrial Conglomerate (4.4%):
                Honeywell Incorporated, 7.15%, 04/15/98 .......    10,000,000      10,069,995
                                                                                  -----------

Total Medium-Term Note (cost: $15,077,260) ....................                    15,077,260
                                                                                  -----------

U.S. Government Agency Securities (4.7%):
        Federal Home Loan Bank Notes (0.3%):
                5.90%, 10/01/97 (b) ...........................       800,000         800,000

        Federal National Mortgage Association Notes (4.4%):
                5.42%, 12/16/97 ...............................    10,000,000       9,995,979
                                                                                  -----------
Total U.S. Government Agency Securities
                (cost: $10,795,979) ...........................                    10,795,979
                                                                                  -----------

Repurchase Agreements (0.0%):
        State Street Bank & Trust Co., Master
                Repurchase Agreement, 4.25%, dated
                9/30/97 due 10/01/97, Collateralized
                by U.S. Government Securities
                (delivery value $10,372) ......................        10,371          10,371
                                                                                  -----------
Total Repurchase Agreements (cost: $10,371) ...................                        10,371
                                                                                  -----------


Total Investments in Securities
        (cost: $228,135,896)(c)(99.3%) ........................                   228,135,896
Other Assets Less Liabilities (0.7%) ..........................                     1,638,204
                                                                                  -----------
Net Assets (100.0%) ...........................................                  $229,774,100
                                                                                 ============

----------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) Rate represents annualized yield to maturity at September 30, 1997.
(c) Cost is the same for federal income tax purposes.

                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Tax-Free Money Market Fund
September 30, 1997

[PIE CHART APPEARS HERE]

Commercial Paper                   6%
General Obligations                6%
Notes                              7%
Other                              1%
Revenue Bonds                     19%
Variable Rate Demand Notes        61%

Investment Categories Reflect Percentages of Investments in Securities

                                                                      Principal       Market
Name of Issuer                                                           Amount      Value (a)
----------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
Municipal Short-Term Securities (97.9%):
        Alaska (3.1%):
                Anchorage, Alaska Electric Utility Revenue,
                        Series D, 4.15%, 10/01/97 (b) ..............   $  500,000   $  500,000
                                                                                    ----------

        California (4.3%):
                Los Angeles County, California Tax & Revenue
                        Anticipation Notes, Series A,
                        4.50%, 06/30/98 ............................      600,000      602,798
                Los Angeles, California Regional Airports
                        Improvement Corporation, Lease Revenue,
                        3.85%, 10/01/97 (b) ........................      100,000      100,000
                                                                                    ----------
                                                                                       702,798
                                                                                    ----------
        Delaware (6.0%):
                Delaware State Economic Development,
                        3.80%, 11/20/97 (b) ........................      500,000      500,000
                Wilmington, Delaware General Obligation,
                        5.00%, 10/01/97 ............................      465,000      465,000
                                                                                    ----------
                                                                                       965,000
                                                                                    ----------
        Florida (6.6%):
                Citrus Park Community Development District,
                        Capital Improvements,
                        4.10%, 10/01/97 (b) ........................      600,000      600,000
                Florida State Board of Regents, University System
                        Improvement Revenue, 7.00%, 07/01/98 .......      470,000      479,787
                                                                                    ----------
                                                                                     1,079,787
                                                                                    ----------
        Illinois (6.2%):
                Chicago, Illinois O'Hare International Airport,
                        General Airport Second Lien, Series C
                        4.05%, 10/01/97 (b) ........................      400,000      400,000
                Chicago, Illinois O'Hare International Airport,
                        General Airport Second Lien, Series A
                        5.00%, 01/01/98 ............................      100,000      100,210
                llinois Health Facilities Authority Revenue,
                        SSM Health Care Project A,
                        3.75%, 10/01/97 (b) ........................      500,000      500,000
                                                                                    ----------
                                                                                     1,000,210
                                                                                    ----------
        Indiana (5.0%):
                Indianapolis, Indiana Multi-Family Housing
                        Revenue, Canal Square Project,
                        4.10%, 10/01/97 (b) ........................      800,000      800,000

        Kansas (3.1%):
                Kansas State Department of Transportation
                        Highway Revenue, Series B,
                        4.05%, 10/01/97 (b) ........................      500,000      500,000

        Louisiana (8.0%):
                Calcasieu Parish, Louisiana Industrial
                        Development Board Pollution Control Revenue,
                        4.15%, 10/01/97 (b) ........................      500,000      500,000
                Louisiana State Offshore Terminal Authority
                        Deep Water Port Revenue, 4.00%, 10/01/97 (b)      300,000      300,000
                South Louisiana Port Community Marine
                        Terminal Facilities Revenue,
                        4.00%, 10/01/97 (b) ........................      500,000      500,000
                                                                                    ----------
                                                                                     1,300,000
                                                                                    ----------
        Maine (3.1%):
                Maine Educational Loan Marketing Corporation
                        Student Loan Revenue, 6.50%, 11/01/97 ......      500,000      500,972
                                                                                    ----------
        Michigan (3.1%):
                Michigan State Hospital Financing Authority,
                        4.10%, 10/15/97 ............................      500,000      500,055
                                                                                    ----------
        Missouri (3.7%):
                Columbia Missouri Special Revenue, Series A,
                        4.15%, 10/01/97 (b) ........................      200,000      200,000
                Missouri Higher Education Loan Authority
                        Student Loan Revenue, Series B,
                        4.10%, 10/01/97 (b) ........................      400,000      400,000
                                                                                    ----------
                                                                                       600,000
                                                                                    ----------
        Nebraska (2.5%):
                Nebraska Higher Education Loan Program,
                        4.15%, 10/01/97 (b) ........................      400,000      400,000
                                                                                    ----------
        Nevada (1.9%):
                Clark County, Nevada Airport Improvement
                        Revenue, Series A-1, 4.10%, 10/01/97 (b) ...      300,000      300,000
                                                                                    ----------
        North Carolina (6.2%):
                North Carolina Educational Facilities Finance
                        Authority Bowman Gray School,
                        4.10%, 10/01/97 (b) ........................      500,000      500,000
                Wake County, North Carolina Industrial
                        Facilities & Pollution Control Financing
                        Authority Revenue, Carolina Power & Light,
                        4.10%, 10/01/97 (b) ........................      500,000      500,000
                                                                                    ----------
                                                                                     1,000,000
                                                                                    ----------

                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Tax-Free Money Market Fund (Continued)
September 30, 1997

                                                                      Principal       Market
Name of Issuer                                                           Amount    Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
        Ohio (2.5%):
                Hamilton County, Ohio Sewer System Revenue,
                        5.90%, 12/01/97 ............................$   400,000  $   401,365
                                                                                  ----------

        Pennsylvania (3.1%):
                Allegheny County, Pennsylvania Hospital
                        Development Authority Revenue, Series B,
                        4.00%, 10/01/97 (b) ........................    500,000      500,000
                                                                                  ----------

        South Carolina (1.2%):
                Orangeburg County, South Carolina Solid Waste
                        Disposal Facilities Revenue, South
                        Carolina Electric & Gas, 3.90%, 10/01/97 (b)    200,000      200,000
                                                                                  ----------
        Tennessee (2.2%):
                Metro Government Nashville & Davidson County,
                        Tennessee Housing & Education Facilities
                        Board Revenue, 4.50%, 07/01/98 .............    350,000      351,392
                                                                                  ----------
        Texas (9.3%):
                Guadalupe Blanco River Authority Texas
                        Pollution Control Revenue, Central Power &
                        Light Project, 3.80%, 10/01/97 (b) .........    300,000      300,000
                Panhandle-Plains, Texas Higher Education
                        Authority Student Loan Revenue, Series A,
                        4.20%, 10/01/97 (b) ........................    600,000      600,000
                Texas State Tax & Revenue Anticipation Notes,
                        Series A, 4.75%, 08/31/98 ..................    600,000      604,809
                                                                                  ----------
                                                                                   1,504,809
                                                                                  ----------
        Utah (3.1%):
                Utah Intermountain Power, 3.70%,
                        10/01/97 (b) ...............................    500,000      500,000
                                                                                  ----------
        Washington (4.8%):
                Port of Seattle,  Washington Revenue,
                        4.40%, 11/01/97 ............................    275,000      275,157
                Seattle, Washington Water System Revenue,
                        4.00%, 10/01/97 (b) ........................    500,000      500,000
                                                                                  ----------
                                                                                     775,157
                                                                                  ----------
        Wisconsin (7.0%):
                Wisconsin State General Obligation,
                        4.75%, 05/01/98 ............................    500,000      502,182
                        6.90%, 05/01/98 ............................    200,000      203,274
                Wisconsin State Health & Educational
                        Facilities Authority Revenue, Meriter Hospital,
                        4.00%, 12/01/97 ............................    430,000      429,927
                                                                                  ----------
                                                                                   1,135,383
                                                                                  ----------
        Wyoming (1.9%):
                Uinta County, Wyoming Pollution Control
                        Revenue, Chevron U S A Project,
                        3.75%, 10/01/97 (b) ........................    300,000      300,000
                                                                                  ----------
Total Municipal Short-Term Securities
        (cost: $15,816,928) ........................................              15,816,928
                                                                                  ----------
Other Short-Term Securities (0.5%):
        Seven Seas Tax Free Money Market,
                3.33%, 10/01/97 ....................................     88,016   $   88,016
                                                                                  ----------
Total Other Short-Term Securities
        (cost: $88,016) ............................................                  88,016
                                                                                  ----------
Total Investments in Securities
        (cost: $15,904,944)(c)(98.4%) ..............................              15,904,944
Other Assets Less Liabilities (1.6%) ...............................                 256,113
                                                                                  ----------
Net Assets (100.0%) ................................................             $16,161,057
                                                                                 ===========

----------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) These variable rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.
(c) Cost is the same for federal income tax purposes.

                                 See accompanying notes to financial statements.

Management Discussion

                    Griffin Short-Term Bond Fund
               Portfolio Manager: Edmund M. Notzon, III
                    T. Rowe Price Associates, Inc.


What were some of the significant market factors that affected performance?

The most significant factor that affected the bond market during the twelve months ended September 30, 1997 was the strength of the U.S. economy. In similarly advanced stages of previous business cycles, the strong economic factors we witnessed this year were generally associated with rising inflation and, in turn, increased interest rates and lowered bond returns.

However, inflation remained subdued and interest rates actually declined during the reporting period. It wasn't always a smooth ride throughout the period, as investors grew concerned that the Federal Reserve Board would increase short-term interest rates. In the past, the Federal Reserve Board has tightened interest rates in anticipation of inflation spurred by a strong economy. To date, the Board has demonstrated restraint in tightening rates.

What were some of the strategies and techniques implemented during the year?

Our main strategy over the past twelve months entailed overweighting the corporate sector of the bond market, and maintaining an average portfolio maturity shorter than three years. Although the corporate sector has been trading high relative to historical levels, we see few indications-such as a pending recession or a decline in earnings-which would likely cause price declines. However, recent developments in overseas markets are a cause for concern.

We pay a great deal of attention to the issuers of the corporate bonds we've purchased. We seek companies with positive upside potential that trade at attractive prices. This strategy has worked well for the Fund over the past twelve months, as the corporate sector has significantly outperformed the government sector.

What themes can be seen in the current portfolio (industry weightings) and why?

Our general theme is to periodically overweight the market sectors we feel are undervalued relative to their long-term potential valuation. Over the reporting period, overweighted sectors included Utilities and U.S. Agency Securities.

The Utility industry, particularly electric utilities, has gone through a period of structural change, allowing some utilities to become attractively priced relative to their prospects. Similarly, several companies in the cable and media business have offered some attractively priced bonds. Finally, in a rising interest rate environment, U.S. Agency mortgage-backed securities should perform well relative to both corporate and government bonds.

What individual security holdings changed significantly during the year?

Consistent with our emphasis on Utilities, we added Philadelphia Electric, Potomac (Electric) Capital Investment and Public Service Electric & Gas to the portfolio. In the Media sector of the Industrial Conglomerate category, we added Continental Cablevision and News America Holdings.

What is the strategy for the next six to twelve months?

We plan to continue overweighting both the corporate and mortgage sectors. The corporate sector should perform well as long as the economy remains strong and inflation doesn't become a major threat. We believe mortgages should also perform well, and are keeping a cautionary eye out for protection against mortgage prepayments. Mortgages should also cushion price declines in the event that interest rates rise.

                           Griffin Short-Term Bond Fund

The two charts below show the performance of both classes of shares of the Griffin Short-Term Bond Fund compared with the Merrill Lynch Govt./Corp. 1-4.99 Year Index and the Lipper Short-Intermediate Investment Grade Funds Average. If you had invested $10,000 in Class A shares of the Griffin Short-Term Bond Fund when the Fund commenced operations on June 12, 1995, and reinvested all dividends, the top chart would track the value of your investment through the period ended September 30, 1997. If you had invested $10,000 in Class B shares of the Fund when they were first offered on June 12, 1995, and reinvested all dividends, the bottom chart would track the performance of your investment through the period ended September 30, 1997 (assuming a complete redemption on that date). The Merrill Lynch Government/Corporate 1-4.99 Year Index is an unmanaged index of debt obligations with maturities ranging from one to five years. The Lipper Short-Intermediate Investment Grade Funds Average is based on a universe of approximately 90 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to that of the Griffin Short-Term Bond Fund. It is important to keep in mind that the Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 3.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 2% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.


Griffin Short-Term Bond Fund Class A
[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 3.5% sales charge)
One year..................................................3.12%
Since Inception...........................................4.46%

Value of $10,000 Invested

Griffin Short-Term        Merrill Lynch Govt./      Lipper Short-Intermediate
     Bond Fund         Corp. 1 - 4.99 yrs. Index  Investment Grade Funds Average
              Dollar                  Dollar                           Dollar
Months        Value       Months      Value          Months            Value
------        -----       ------      -----          ------            -----
Initial      $9,650       Initial    $10,000         Initial          $10,000
Jun          $9,722       Jun        $10,065         Jun              $10,000
Sep          $9,873       Sep        $10,218         Sep              $10,164
Dec 95      $10,150       Dec 95     $10,522         Dec 95           $10,464
Mar         $10,123       Mar        $10,513         Mar              $10,420
Jun         $10,197       Jun        $10,600         Jun              $10,492
Sep         $10,350       Sep        $10,780         Sep              $10,672
Dec 96      $10,558       Dec 96     $11,008         Dec 96           $10,909
Mar         $10,577       Mar        $11,050         Mar              $10,917
Jun         $10,822       Jun        $11,325         Jun              $11,192
Sep         $11,060       Sep        $11,582         Sep              $11,451

Griffin Short-Term Bond Fund Class B
[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects a sales charge deduction of 4.0% for the one year and 2.0% for the since inception period)
One year..................................................2.20%
Since Inception...........................................4.85%

Value of $10,000 Invested

Griffin Short-Term     Merrill Lynch Govt./        Lipper Short-Intermediate
Bond Fund            Corp. 1 - 4.99 yrs. Index   Investment Grade Funds Average
            Dollar                 Dollar                        Dollar
Months      Value      Months      Value          Months         Value
------      -----      ------      -----          ------         -----
Initial    $10,000     Initial    $10,000         Initial       $10,000
Jun        $10,079     Jun        $10,065         Jun           $10,000
Sep        $10,251     Sep        $10,218         Sep           $10,164
Dec 95     $10,525     Dec 95     $10,522         Dec 95        $10,464
Mar        $10,474     Mar        $10,513         Mar           $10,420
Jun        $10,537     Jun        $10,600         Jun           $10,492
Sep        $10,691     Sep        $10,780         Sep           $10,672
Dec 96     $10,883     Dec 96     $11,008         Dec 96        $10,909
Mar        $10,899     Mar        $11,050         Mar           $10,917
Jun        $11,138     Jun        $11,325         Jun           $11,192
Sep        $11,155     Sep        $11,582         Sep           $11,451

* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments
Griffin Short-Term Bond Fund
September 30, 1997

[PIE CHART APPEARS HERE]

Cash                               2%
Corporate Bonds                   34%
U.S. Agency Securities            10%
U.S. Treasury Notes               54%

Investment Categories Reflect Percentages of Investments in Securities

                                                                      Principal       Market
Name of Issuer                                                           Amount    Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
Corporate Bonds (32.7%):
        Banking (1.7%):
                Bankers Trust - New York, 9.50%, 06/14/00 ..       $   470,000   $   506,425
                First Chicago, 9.00%, 06/15/99 .............            30,000        31,350
                MBNA Corporation, 6.88%, 10/01/99 ..........           210,000       212,100
                Northern Trust, 9.00%, 05/15/98 ............           100,000       101,880
                                                                                  ----------
                                                                                     851,755
                                                                                  ----------

        Financial Services (10.0%):
                Associates Corporation, N.A
                        6.00%, 03/15/00 ....................           250,000       248,750
                        6.75%, 10/15/99 ....................            16,000        16,200
                Bear Stearns Company, 9.13%, 04/15/98 ......            30,000        30,545
                Donaldson Lufkin & Jennrette, 6.38%,
                        05/26/00 ...........................         1,000,000     1,000,000
                Finova Capital Corporation, 6.28%, 11/01/99          1,000,000     1,001,250
                Ford Motor Credit Corporation,
                        9.38%, 12/15/97 ....................            50,000        50,375
                General Motors Acceptance Corporation
                        5.63%, 02/15/01 ....................           200,000       195,750
                        7.75%, 01/15/99 ....................           500,000       510,625
                Golden West Financial, 10.25%, 12/01/00 ....           255,000       283,050
                Heller Financial, 9.13%, 08/01/99 ..........           100,000       105,000
                Lehman Brothers Holdings Corporation,
                        8.88%, 11/01/98 ....................           150,000       154,533
                Paine Webber Group, 9.25%, 12/15/01 ........           600,000       653,250
                Penske Truck Leasing, 6.65%, 11/01/00 ......           750,000       759,375
                                                                                  ----------
                                                                                   5,008,703
                                                                                  ----------

        Industrial Conglomerate (10.9%):
                Anheuser Busch Company, 8.75%, 12/01/99 ....           100,000       105,375
                Boise Cascade Company, 9.90%, 03/15/00 .....           603,000       649,733
                Continental Cablevision, 8.50%, 09/15/01 ...           600,000       640,500
                Cox Communications Incorporated - New,
                        8.55%, 06/01/00 ....................            40,000        42,100
                Cox Communications Incorporated,
                        6.38%, 06/15/00 ....................           100,000       100,000
                Eaton Off Shore, 9.00%, 02/15/01 ...........           750,000       810,938
                Enron Corporation, 9.13%, 04/01/03 .........           710,000       790,763
                General Motors Acceptance Corporation,
                        6.88%, 07/15/01 ....................           300,000       304,500
                GTE Corporation, 9.38%, 12/01/00 ...........           100,000       108,375
                International Paper Company, 9.70%,
                        03/15/00 ...........................           150,000       161,812
                Lockheed Corporation, 9.38%, 10/15/99 ......            71,000        75,437
                Loews Corporation, 8.50%, 04/15/98 .........           400,000       405,444
                News America Holdings, 7.50%, 03/01/00 .....         1,000,000     1,025,000
                Pepsico Incorporated, 7.75%, 10/01/98 ......           100,000       101,673
                Sears Roebuck & Company, 7.32%, 03/20/98 ...           100,000       100,674
                Texaco Capital Incorporated, 9.00%, 12/15/99            65,000        68,900
                                                                                  ----------
                                                                                   5,491,224
                                                                                  ----------

        Retailing (1.1%):
                Penney J.C. & Company, 6.95%, 04/01/00 .....           450,000       457,875
                Wal-Mart Stores, 6.75%, 05/15/02 ...........           100,000       101,750
                                                                                  ----------
                                                                                     559,625
                                                                                  ----------

        Transportation (0.3%):
                Southwest Airlines, 9.40%, 07/01/01 ........           150,000       163,875
                                                                                  ----------

        Utilities (8.7%):
                Alabama Power Company, 6.38%, 08/01/99 .....            30,000        30,150
                Baltimore Gas & Electric, 8.93%, 07/16/98 ..           100,000       102,375
                Consolidated Natural Gas, 8.75%, 06/01/99 ..           465,000       484,181
                National Rural Utilities, 6.75%, 09/01/01 ..           300,000       304,125
                Orange & Rockland Utility, 9.38%, 03/15/00 .           275,000       293,906
                Philadelphia Electric, 8.00%, 04/01/02 .....         1,000,000     1,058,750
                Potomac Capital Investment, 6.80%, 09/12/01          1,000,000       997,500
                Public Service Electric & Gas,
                        8.75%, 07/01/99 ....................         1,000,000     1,041,250
                Southern California Edison, 8.25%, 02/01/00             60,000        62,625
                                                                                  ----------
                                                                                   4,374,862
                                                                                  ----------

Total Corporate Bonds (cost: $16,352,829) ..................                      16,450,044
                                                                                  ----------

U.S. Government And Agency Securities (60.4%):
        U.S. Treasury Notes (51.3%):
                5.13%, 11/30/98 ............................           600,000       596,052
                5.50%, 04/15/00 ............................         1,600,000     1,586,528
                5.50%, 12/31/00 ............................           600,000       592,230
                5.88%, 08/15/98 ............................         1,400,000     1,402,520
                5.88%, 11/15/99 ............................         1,200,000     1,200,720
                6.00%, 08/15/99 ............................         1,750,000     1,754,743
                6.25%, 04/30/01 ............................         1,500,000     1,512,765
                6.38%, 01/15/99 ............................           675,000       680,333
                6.63%, 06/30/01 ............................           350,000       357,196
                6.88%, 03/31/00 ............................           550,000       562,546
                7.00%, 04/15/99 ............................         1,000,000     1,017,830
                7.13%, 02/29/00 ............................           650,000       667,887
                7.50%, 10/31/99 ............................           650,000       670,565


                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Short-Term Bond Fund (Continued)
September 30, 1997


                                                                    Principal       Market
Name of Issuer                                                         Amount    Value (a)
------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

                7.50%, 05/15/02 ..............................   $ 5,050,000   $ 5,350,273
                7.75%, 12/31/99 ..............................     1,500,000     1,558,740
                7.75%, 01/31/00 ..............................     1,950,000     2,028,156
                8.50%, 02/15/00 ..............................       700,000       740,131
                8.88%, 05/15/00 ..............................     1,150,000     1,233,295
                9.13%, 05/15/99 ..............................     2,200,000     2,311,760
                                                                                ----------
                                                                                25,824,270
                                                                                ----------

        U.S. Agency Securities (9.1%):
                Federal Home Loan Bank (0.8%):
                        5.89%, 07/24/00 ......................       200,000       199,210
                        5.94%, 06/13/00 ......................       200,000       199,582
                                                                                ----------
                                                                                   398,792
                                                                                ----------

                Federal Home Loan Mortgage Association (6.8%):
                        5.50%, 05/01/01 ......................       223,480       218,731
                        5.50%, 06/01/01 ......................       241,462       236,331
                        6.00%, 04/01/99 ......................       148,025       146,822
                        6.00%, 06/01/01 ......................        89,402        88,675
                        6.00%, 06/01/01 ......................       455,262       451,560
                        6.50%, 01/01/98 ......................       280,452       281,591
                        6.50%, 01/01/98 ......................       309,811       311,068
                        6.50%, 01/01/98 ......................       323,947       325,262
                        6.50%, 12/01/99 ......................       379,144       381,157
                        6.50%, 05/01/01 ......................       435,935       437,705
                        7.00%, 09/01/01 ......................       460,896       466,801
                        7.75%, 11/07/01 ......................        50,000        52,867
                                                                                ----------
                                                                                 3,398,570
                                                                                ----------

                Federal National Mortgage Association (1.5%):
                        8.25%, 12/18/00 ......................       225,000       239,024
                        9.05%, 04/10/00 ......................       475,000       508,003
                                                                                ----------
                                                                                   747,027
                                                                                ----------

Total U.S. Government And Agency Securities
        (cost: $30,177,007) ..................................                  30,368,659
                                                                                ----------

Short-Term Securities (1.7%):
        Repurchase Agreement (1.7%):
                State Street Bank & Trust Co. Master
                        Repurchase Agreement, 4.25%, dated
                        9/30/97 due 10/01/97, Collateralized
                        by U.S. Government Securities
                        (delivery value $869,141) ............    $  869,039   $   869,039
                                                                               -----------

Total Short-Term Securities
        (cost: $869,039) .....................................                     869,039
                                                                                ----------

Total Investments in Securities
        (cost: $47,398,875)(b)(94.8%) ........................                  47,687,742
Other Assets Less Liabilities (5.2%) .........................                   2,640,416
                                                                                ----------
Net Assets (100.0%) ..........................................                 $50,328,158
                                                                               ===========

----------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

        Gross unrealized appreciation           $306,331
        Gross unrealized depreciation           (17,464)
                                                --------
        Net unrealized appreciation             $288,867
                                                ========

                                 See accompanying notes to financial statements.

Management Discussion

                       Griffin U.S. Government Income Fund
                 Portfolio Managers: Executive Policy Committee
                        Payden & Rygel Investment Counsel

What were some of the significant market factors that affected performance?

By far the most significant factor was that interest rates declined in response to continued low inflation and sustained economic growth. This positive environment kept interest rates on 10-year Treasury bonds between 6 and 7%, which helped diminish prepayment risk (i.e. the risk that homeowners will refinance their existing mortgages) and benefited investors in mortgage-backed securities. As a result of less volatility and declining risk premiums, mortgage-backed securities emerged as one of the best performing sectors over the reporting period.

What were some of the strategies and techniques implemented during the year?

A conservative investment strategy was utilized over the past twelve months. We felt that economic fundamentals did not support an aggressive average maturity strategy and, as such, we maintained duration (an approximation of the portfolio's sensitivity to changes in interest rates) between 4.2 and 4.9 years. We decreased exposure to prepayment risk as interest rates began to decline in April, and utilized floating-rate Collateralized Mortgage Obligations to position the Fund to capture any increase in short-term yields. In addition, we used the new issue or "TBA" market to help the Fund more efficiently purchase mortgage-backed securities.

What themes can be seen in the current portfolio (industry weightings) and why?

We employed a somewhat conservative theme to protect the portfolio against prepayment risk due to falling interest rates. To accomplish this, we decreased exposure to the mortgage pass-through sector and focused on Collateralized Mortgage Obligations and specific mortgage pool purchases with slower prepayment tendencies. As an example, we bought GNMA 8.5% mortgage pools that originated in New York. Because New York state has significant regulatory and tax rules that diminish the incentive for homeowners to refinance their mortgages, we expect these securities to experience greater principal stability.

What individual security holdings changed  significantly during the year?

We added U.S. Treasury securities with a 6.25% coupon, due to mature 8/31/02 and 8/15/23. These holdings allowed the Fund to experience higher returns in a declining interest rate environment. Similarly, the Treasury securities will benefit should interest rates decline further.

What is the strategy for the next six to twelve months?

We believe that real interest rates (nominal yields less inflation) are still at historically high levels, leaving ample room for interest rates to drop in the future. In anticipation of lowered interest rates, we are positioning the portfolio to benefit from a reduced U.S. deficit, healthy spreads between U.S. interest rates and those of international bond markets, and the positive implications of continued low inflation.
                                      -10-

                       Griffin U.S. Government Income Fund

The two charts below show the performance of both classes of shares of the Griffin U.S. Government Income Fund compared with the Lehman Brothers Government Bond Fund Index and the Lipper General U.S. Government Funds Average. If you had invested $10,000 in Class A shares of the Griffin U.S. Government Income Fund when the Fund commenced operations on October 19, 1993, and reinvested all dividends, the top chart would track the value of your investment through the period ended September 30, 1997. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, and reinvested all dividends, the bottom chart would track the performance of your investment through the period ended September 30, 1997 (assuming a complete redemption on that date). The Lehman Brothers Government Bond Index is an unmanaged index of debt obligations issued by the U.S. Treasury and its agencies. The Lipper General U.S. Government Funds Average is based on a universe of approximately 192 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to that of the Griffin U.S. Government Income Fund. It is important to keep in mind that the Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 3% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin U.S. Government Income Fund Class A

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)
One year................................................. 3.73%
Since Inception...........................................4.65%

Value of $10,000 Invested

Griffin U.S. Government   Lehman Bros. Government   Lipper General U.S. Govt.
     Income Fund              Bond Index               Funds Average
               Dollar                  Dollar                        Dollar
Months         Value       Months      Value       Months            Value
------         -----       ------      -----       ------            -----
Initial       $9,550       Initial    $10,000      Initial          $10,000
Dec 93        $9,601       Dec 93      $9,923      Dec 93            $9,929
Mar           $9,316       Mar         $9,624      Mar               $9,608
Jun           $9,289       Jun         $9,513      Jun               $9,445
Sep           $9,375       Sep         $9,554      Sep               $9,451
Dec 94        $9,449       Dec 94      $9,588      Dec 94            $9,475
Mar           $9,874       Mar        $10,039      Mar               $9,908
Jun          $10,389       Jun        $10,662      Jun              $10,473
Sep          $10,594       Sep        $10,850      Sep              $10,659
Dec 95       $11,102       Dec 95     $11,346      Dec 95           $11,129
Mar          $10,775       Mar        $11,089      Mar              $10,830
Jun          $10,822       Jun        $11,141      Jun              $10,834
Sep          $11,019       Sep        $11,330      Sep              $10,998
Dec 96       $11,321       Dec 96     $11,660      Dec 96           $11,313
Mar          $11,248       Mar        $11,566      Mar              $11,199
Jun          $11,634       Jun        $11,967      Jun              $11,592
Sep          $11,969       Sep        $12,368      Sep              $11,960


Griffin U.S. Government Income Fund Class B

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects a sales charge deduction of 5.0% for the one year and 3.0% for the since inception period)
One year..................................................3.06%
Since Inception...........................................7.50%

Value of $10,000 Invested

Griffin U.S. Government  Lehman Bros. Government  Lipper General U.S. Govt.
     Income Fund              Bond Index               Funds Average
              Dollar                   Dollar                 Dollar
Months        Value       Months       Value      Months      Value
------        -----       ------       -----      ------      -----
Initial      $10,000      Initial     $10,000     Initial    $10,000
Dec 94       $10,114      Dec 94      $10,043     Dec 94     $10,053
Mar          $10,557      Mar         $10,515     Mar        $10,512
Jun          $11,092      Jun         $11,168     Jun        $11,112
Sep          $11,308      Sep         $11,365     Sep        $11,309
Dec 95       $11,823      Dec 95      $11,884     Dec 95     $11,808
Mar          $11,474      Mar         $11,615     Mar        $11,490
Jun          $11,497      Jun         $11,670     Jun        $11,495
Sep          $11,705      Sep         $11,867     Sep        $11,669
Dec 96       $11,996      Dec 96      $12,214     Dec 96     $12,003
Mar          $11,904      Mar         $12,115     Mar        $11,882
Jun          $12,297      Jun         $12,535     Jun        $12,299
Sep          $12,348      Sep         $12,955     Sep        $12,690


* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments
Griffin U.S. Government Income Fund
September 30, 1997

[PIE CHART APPEARS HERE]

Mortgage-Backed Securities                   61%
U.S. Government Agency Securities             4%
U.S. Treasury Notes & Bonds                  35%

Investment Categories Reflect Percentages of Investments in Securities

                                                                      Principal       Market
Name of Issuer                                                           Amount    Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
Mortgage-Backed Securities (65.6%):
        Government National Mortgage Association (22.2%):
                7.50%, 03/15/24 - 06/15/27 ..............      $  7,992,558     $  8,139,085
                8.00%, 10/15/24 - 02/15/27 ..............         5,032,602        5,202,452
                8.50%, 06/15/27 - 09/15/27 ..............         4,226,636        4,428,795
                12.50%, 12/15/10 - 06/15/15 .............            71,162           82,883
                13.00%, 08/15/12 ........................            35,660           41,710
                                                                                  ----------
                                                                                  17,894,925
                                                                                  ----------

        Federal Home Loan Mortgage Corporation (7.8%):
                6.59%, 02/15/21 .........................         3,550,000        3,639,859
                7.00%, 01/15/24 .........................         2,000,000        2,017,220
                9.50%, 12/01/04 .........................           471,313          494,290
                9.50%, 11/01/05 .........................           109,924          115,283
                                                                                  ----------
                                                                                   6,266,652
                                                                                  ----------

        Federal National Mortgage Association (33.7%):
                6.14%, 06/25/19 .........................         1,747,127        1,757,260
                6.29%, 04/25/27 .........................         4,882,623        4,925,346
                6.50%, 10/01/27 .........................         2,000,000        1,945,000
                6.75%, 07/18/19 .........................         4,000,000        4,046,640
                7.00%, 03/01/27 .........................         4,939,235        4,919,133
                7.50%, 09/01/27 (b) .....................         5,000,000        5,082,800
                9.00%, 05/25/20 .........................         3,000,000        3,269,610
                10.00%, 07/01/21 ........................         1,146,486        1,251,813
                                                                                  ----------
                                                                                  27,197,602
                                                                                  ----------

        Collateralized Mortgage Obligations (1.9%):
                L. F. Rothschild Mortgage Trust,
                Series 3, Class Z, 9.95%, 09/01/17 ......         1,343,695        1,507,357
                                                                                  ----------

Total Mortgage-Backed Securities
        (cost: $52,209,514) .............................                         52,866,536
                                                                                  ----------

U.S. Government And Agency Securities (39.3%):
        U.S. Treasury Bonds (12.9%):
                6.25%, 08/15/23 .........................         5,000,000        4,852,900
                12.00%, 08/15/13 ........................         3,850,000        5,547,850
                                                                                  ----------
                                                                                  10,400,750
                                                                                  ----------

        U.S. Treasury Notes (25.0%):
                6.13%, 12/31/01 .........................         4,000,000        4,016,960
                6.13%, 08/15/07 .........................         5,000,000        5,001,950
                6.25%, 08/31/02 .........................        11,000,000       11,093,830
                                                                                  ----------
                                                                                  20,112,740
                                                                                  ----------

        Federal National Mortgage Association (1.4%):
                8.10%, 08/12/19 .........................         1,000,000        1,153,020
                                                                                  ----------

Total U.S. Government And Agency Securities
        (cost: $31,483,352) .............................                         31,666,510
                                                                                  ----------

Short-Term Securities (2.5%):
        Federal Home Loan Mortgage Corporation (2.5%):
                6.05%, 10/01/97 (c) .....................         2,000,000        2,000,000
                                                                                  ----------

Total Short-Term Securities
        (cost: $2,000,000) ..............................                         2,000,000
                                                                                 ----------

Total Investments in Securities
        (cost: $85,692,866)(d)(107.4%) ..................                         86,533,046
Other Assets Less Liabilities (-7.4%) ...................                        (5,982,629)
                                                                                ------------
Net Assets (100.0%) .....................................                       $ 80,550,417
                                                                                ============


----------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) Settlement is on a delayed delivery or when issued basis with final maturity to be announced (TBA) in the future. The cost basis of such security is $5,060,938.
(c) Rate represents annualized yield to maturity at September 30, 1997.
(d) Cost is $85,700,470 for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

        Gross unrealized appreciation           $904,501
        Gross unrealized depreciation           (71,925)
                                                -------
        Net unrealized appreciation             $832,576
                                                ========

                                 See accompanying notes to financial statements.

Management Discussion

                              Griffin Bond Fund
          Portfolio Managers: Matthew N. Fontaine and Arthur J. MacBride,
                    The Boston Company Asset Management, Inc.

What were some of the significant market factors that affected performance?

Strength in the U.S. economy and moderate inflation helped create a positive environment for fixed income investments for the year ended September 30, 1997. This combination of positive economic factors resulted in a decline in yield on U.S. Treasury bonds, which dropped by approximately 0.50% over the last twelve months. As bond prices typically rise when yields fall, the bond market enjoyed strong performance over the period.

Specifically, corporate bonds and mortgage-backed securities both benefited from lower interest rates and a strong economy. Increases in productivity, coupled with economic growth and merger activity, led many U.S. corporations to an improved financial position. This resulted in credit rating upgrades for several of the Fund's corporate holdings, including ADT Operations and Fort Howard Corporation. Mortgage-backed securities also experienced lower prepayment levels as a result of relatively stable bond yields during the period.

What were some of the strategies and techniques implemented during the year?

Our strategy for selecting bonds for the portfolio continues to be value-oriented and research-driven. Our goal is to add value to the Fund through security selection rather than by predicting which direction interest rates will move. The portfolio is dominated by investment-grade corporate bonds, which generally comprise about 65% to 70% of the portfolio.

Among the Fund's corporate holdings, our investment process had led to the an emphasis on financial and industrial corporations. The financial sector has performed particularly well as a result of low interest rates and positive credit trends. A select group of industrial holdings have also fared well, bolstered by the economy's continued expansion.

The Fund's allocation to mortgage-backed securities ranged from 10% to 20% during the period. These securities appeared more attractively valued versus other sectors in late 1996, and continued to add value throughout the reporting period.

What themes can be seen in the current portfolio (industry weightings) and why?

Obviously, the greatest theme is that of corporate bonds. Within this sector, financials and industrials were the largest components. Given the environment of low interest rates and strong credit fundamentals, financial holdings such as Lehman Brothers Incorporated, Donaldson, Lufkin & Jenrette, and Paine Webber Group bonds have performed well as spreads to treasuries have tightened. Within the banking sector, Branch Banking & Trust Company, First Security Corporation, and First Union Corporation bonds also posted strong gains for the Fund.

The second most prevalent theme was that of mortgage-backed securities, a sector which is we feel is attractively valued after recent weakness. The majority of our mortgage holdings are seasoned issues that we believe are subject to less prepayment risk than current issues.

Finally, Yankee bonds, which are dollar-denominated bonds issued by foreign entities and hold no currency risk, comprised 6% of the portfolio on September 30, 1997. A small portion of the portfolio was invested in government-issued bonds from Quebec and Columbia, and 11% of the Fund was invested in U.S. Treasury Securities.

What individual security holdings changed  significantly during the year?

We added companies that have enjoyed both business strength and improved balance sheets. Among these new issues are Federated Department Stores and Fort James Corp.-the merged company of Fort Howard and James River. Among industrials, we have increased our stake in the energy sector, adding Noble Drilling Corp. and Coastal Corp. in response to strong energy prices and oil drilling activity. Another significant new holding is WorldCom Inc., which we purchased in anticipation of its credit quality benefiting from market share increases.

What is the strategy for the next six to twelve months?

We will continue our risk averse, value-oriented approach to security selection. We seek to add value through credit research and by closely tracking the yield curve and duration characteristics of the broad fixed income market. We utilize a blend of quantitative analysis and fundamental research to seek out attractively valued investment-grade corporate bonds.

                              Griffin Bond Fund

The two charts below show the performance of both classes of shares of the Griffin Bond Fund compared with the Lehman Brothers Corporate Bond Index and Lipper Corporate Debt A Rated Funds Average. If you had invested $10,000 in Class A shares of the Griffin Bond Fund when the Fund commenced operations on October 19, 1993, and reinvested all dividends, the top chart would track the value of your investment through the period ended September 30, 1997. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, and reinvested all dividends, the bottom chart would track the performance of your investment through the period ended September 30, 1997
(assuming a complete redemption on that date). The Lehman Brothers Corporate Bond Index is an unmanaged index of only investment grade corporate debt securities. The Lipper Corporate Debt A Rated Funds Average is based on a universe of approximately 119 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to that of the Griffin Bond Fund. It is important to keep in mind that the Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 3% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin Bond Fund Class A

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)
One year................................................. 4.28%
Since Inception...........................................3.12%

Value of $10,000 Invested



Griffin Bond Fund      Lehman Bros. Corporate  Lipper Corporate Debt A Rated
                            Bond Index               Funds Average
              Dollar                 Dollar                 Dollar
Months        Value     Months       Value      Months      Value
------        -----     ------       -----      ------      -----
Initial      $9,550     Initial     $10,000     Initial    $10,000
Dec 93       $9,412     Dec 93       $9,864     Dec 93      $9,918
Mar          $9,139     Mar          $9,516     Mar         $9,588
Jun          $8,981     Jun          $9,367     Jun         $9,415
Sep          $9,025     Sep          $9,435     Sep         $9,432
Dec 94       $9,034     Dec 94       $9,476     Dec 94      $9,453
Mar          $9,452     Mar         $10,037     Mar         $9,906
Jun         $10,034     Jun         $10,783     Jun        $10,503
Sep         $10,247     Sep         $11,038     Sep        $10,701
Dec 95      $10,746     Dec 95      $11,583     Dec 95     $11,187
Mar         $10,405     Mar         $11,284     Mar        $10,906
Jun         $10,388     Jun         $11,334     Jun        $10,931
Sep         $10,567     Sep         $11,560     Sep        $11,120
Dec 96      $10,879     Dec 96      $11,963     Dec 96     $11,466
Mar         $10,808     Mar         $11,842     Mar        $11,367
Jun         $11,177     Jun         $12,330     Jun        $11,772
Sep         $11,537     Sep         $12,813     Sep        $12,179


Griffin Bond Fund Class B

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects a sales charge deduction of 5.0% for the one year and 3.0% for the since inception period)
One year..................................................3.63%
Since Inception...........................................7.54%

Value of $10,000 Invested


Griffin Bond Fund      Lehman Bros. Corporate  Lipper Corporate Debt A Rated
                            Bond Index            Funds Average
             Dollar                  Dollar                  Dollar
Months       Value      Months       Value      Months       Value
------       -----      ------       -----      ------       -----
Initial     $10,000     Initial     $10,000     Initial     $10,000
Dec 94      $10,066     Dec 94      $10,066     Dec 94      $10,050
Mar         $10,516     Mar         $10,662     Mar         $10,532
Jun         $11,135     Jun         $11,455     Jun         $11,167
Sep         $11,358     Sep         $11,725     Sep         $11,377
Dec 95      $11,898     Dec 95      $12,304     Dec 95      $11,894
Mar         $11,505     Mar         $11,987     Mar         $11,595
Jun         $11,473     Jun         $12,040     Jun         $11,622
Sep         $11,256     Sep         $12,281     Sep         $11,823
Dec 96      $11,587     Dec 96      $12,708     Dec 96      $12,190
Mar         $11,497     Mar         $12,580     Mar         $12,085
Jun         $11,875     Jun         $13,098     Jun         $12,516
Sep         $12,361     Sep         $13,612     Sep         $12,949


* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments
Griffin Bond Fund
September 30, 1997

[PIE CHART APPEARS HERE]

Corporate Bonds                              71%
Other                                         4%
U.S. Agency Securities                       14%
U.S. Treasury Notes & Bonds                  11%

Investment Categories Reflect Percentages of Investments in Securities

                                                                      Principal       Market
Name of Issuer                                                           Amount    Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
Asset Backed Securities (0.0%):
        Corporate (0.0%):
                General Motor Acceptance Corporation
                        Grantor Trust, 6.30%, 06/15/99 .....       $   25,456     $   25,544
                                                                                  ----------
Total Asset Backed Securities (cost: $25,450) ..............                          25,544
                                                                                  ----------
Corporate Bonds (70.5%):
        Banking (11.3%):
                Abbey National First Capital
                        Corporation, 8.20%, 10/15/04 (b) ...          175,000        190,094
                ANZ Banking Group, 7.55%, 09/15/06 .........          130,000        137,150
                BankAmerica Corporation,
                        6.63%, 08/01/07 ....................        1,000,000        987,500
                        7.50%, 10/15/02 ....................          150,000        156,187
                Branch Banking & Trust Corporation,
                        7.25%, 06/15/07 ....................          625,000        642,968
                Capital One Bank, 6.83%, 08/16/99 ..........          300,000        301,874
                Chase Manhattan Bank
                        6.63%, 01/15/98 ....................          130,000        130,351
                        7.13%, 03/01/05 ....................          400,000        409,000
                First National Bank of Boston,
                        7.38%, 09/15/06 ....................          270,000        279,788
                First Security Corporation, 6.88%,
                        11/15/06 ...........................          220,000        220,550
                First Union Corporation, 9.45%,
                        08/15/01 ...........................          246,000        270,908
                Fleet Financial Group, 7.13%, 04/15/06 .....          335,000        340,863
                Golden West Financial, 7.88%, 01/15/02 .....          250,000        263,125
                MBNA Corporation, 6.92%, 05/30/00 ..........          495,000        500,569
                Midland Bank PLC, 7.63%,
                        06/15/06 (b) .......................          400,000        421,000
                NationsBank Corporation
                        5.38%, 04/15/00 ....................          300,000        294,375
                        7.25%, 10/15/25 ....................          275,000        275,344
                Norwest Corporation, 7.70%, 11/15/97 .......          200,000        200,518
                Shawmut Bank, 8.63%, 02/15/05 ..............          400,000        443,000
                                                                                  ----------
                                                                                   6,465,164
                                                                                  ----------
        Financial Services (24.7%):
                Aegon, 8.00%, 08/15/06 (b) .................          314,000        339,905
                American Telephone & Telegraph
                        Capital Corporation, 5.65%, 01/15/99          390,000        387,563
                Associates Corporation, N.A
                        6.63%, 05/15/01 ....................           80,000         80,700
                        6.75%, 07/15/01 ....................           60,000         60,825
                        6.75%, 08/01/01 ....................           55,000         55,688
                Bear Stearns Company
                        6.50%, 06/15/00 ....................          225,000        226,406
                        7.63%, 09/15/99 ....................          250,000        256,875
                BHP Finance U.S.A., 7.00%, 12/01/97 (b) ....          200,000        200,500
                CIT Group Holdings, 8.75%, 04/15/98 ........          110,000        111,768
                Commercial Credit, 5.70%, 03/01/98 .........          175,000        175,121
                Donaldson Lufkin & Jenrette, 6.88%,
                        11/01/05 ...........................          294,000        294,735
                Finova Capital Corporation, 5.98%,
                        02/27/01 ...........................        1,146,000      1,130,243
                Ford Motor Credit Corp. ....................
                        6.85%, 08/15/00 ....................          250,000        254,063
                        7.40%, 11/01/46 ....................           80,000         81,600
                        8.20%, 02/15/02 ....................          500,000        533,124
                General Motors Acceptance Corporation
                        6.63%, 09/19/02 ....................          455,000        457,843
                        6.88%, 07/15/01 ....................          215,000        218,224
                        9.63%, 05/15/00 ....................          100,000        107,874
                        9.63%, 12/01/00 ....................          350,000        382,812
                Household Finance Company, 6.58%,
                        05/17/99 ...........................          435,000        437,718
                Jefferson-Pilot Capital Trust Cl A,
                        8.14%, 01/15/46 ....................          500,000        510,624
                Jefferson-Pilot Capital Trust Cl B,
                        8.29%, 03/01/46 ....................          100,000        103,875
                Lehman Brothers Incorporated
                        6.13%, 02/01/01 ....................          550,000        544,500
                        6.65%, 11/08/00 ....................          502,000        503,883
                Lincoln National Corporation, 7.25%,
                        05/15/05 ...........................          450,000        463,500
                Merrill Lynch & Company Incorporated
                        6.25%, 01/15/06 ....................          230,000        223,675
                        7.38%, 08/17/02 ....................          200,000        207,750
                Morgan J.P. & Company
                        7.63%, 09/15/04 ....................          250,000        264,063
                        7.63%, 11/15/98 ....................          250,000        254,243
                Morgan Stanley Group, 8.88%, 10/15/01 ......          300,000        326,625
                Paine Webber Group
                        6.79%, 07/01/03 ....................          375,000        373,594
                        7.63%, 10/15/08 ....................           40,000         41,900
                        7.81%, 02/13/17 ....................          165,000        168,919
                        8.06%, 01/17/17 ....................          255,000        269,344
                        8.25%, 05/01/02 ....................          200,000        212,250
                PNC Institutional Capital Cl B, 8.32%,
                        05/15/27 ...........................          500,000        519,375
                Salomon Incorporated
                        6.50%, 03/01/00 ....................          182,000        182,683
                        7.00%, 05/15/99 ....................          280,000        283,850
                Smith Barney Holdings Incorporated,
                        7.13%, 10/01/06 ....................          345,000        351,900


                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Bond Fund (Continued)
September 30, 1997

                                                                      Principal       Market
Name of Issuer                                                           Amount    Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

        Travelers Property Casualty Corp. .....
                6.75%, 04/15/01 ...............                $   500,000       $   506,250
                6.75%, 11/15/06 ...............                    230,000           230,863
        US Leasing International, 8.75%,
                12/01/01 ......................                    505,000           547,294
        USF&G Corporation, 8.38%, 06/15/01 ....                    575,000           605,906
        Zurich Capital Trust I, 8.38%, 06/01/37                    665,000           710,719
                                                                                  ----------
                                                                                  14,201,172
                                                                                  ----------
Government National (1.5%):
        Quebec Province, 7.13%, 02/09/24 (b) ..                    545,000           535,463
        Republic of Colombia, 7.63%,
                02/15/07 (b) ..................                    145,000           141,375
        Republic of Indonesia, 7.75%,
                08/01/06 (b) ..................                    165,000           165,000
                                                                                  ----------
                                                                                     841,838
                                                                                  ----------
Industrial Conglomerate (30.9%):
        Black & Decker
                7.00%, 02/01/06 ...............                     50,000            50,625
                7.50%, 04/01/03 ...............                    185,000           192,169
        Brunswick Corporation, 7.13%,
                08/01/27 ......................                    700,000           684,250
        Burlington Industries, 7.25%, 08/01/27                     365,000           365,000
        Coastal Corporation, 8.13%, 09/15/02 ..                    165,000           175,725
        Coca Cola Company, 7.88%, 09/15/98 ....                    200,000           203,660
        Columbia/HCA Healthcare
                6.91%, 06/15/05 ...............                    300,000           291,374
                7.15%, 03/30/04 ...............                    250,000           249,062
        Comdisco Incorporated, 6.36%,
                01/25/99 ......................                    210,000           210,787
        ConAgra Incorporated, 6.70%,
                08/01/27 ......................                    343,000           341,713
        CPC International Incorporated,
                6.15%, 01/15/06 ...............                    350,000           339,500
        CSR America Incorporated, 6.88%,
                07/21/05 ......................                    300,000           302,624
        Embotelladora Andina SA, 7.00%,
                10/01/07 (b) ..................                    560,000           559,198
        Federated Department Stores, 8.13%,
                10/15/02 ......................                    355,000           378,518
        Fort Howard Corporation, 9.25%,
                03/15/01 ......................                    978,000         1,069,688
        Fort James Corporation, 6.88%, 09/15/07                    560,000           555,800
        Fortune Brands Incorporated, 7.50%,
                05/15/99 ......................                    120,000           122,550
        GTE Corporation, 8.85%, 03/01/98 ......                    500,000           506,005
        GTE South, 6.00%, 02/15/08 ............                    250,000           237,500
        Hanson Overseas BV, 6.75%,
                09/15/05 (b) ..................                    587,000           587,734
        Hilton Hotels Corporation, 7.38%,
                06/01/02 ......................                    369,000           377,303
        Honeywell Incorporated, 6.60%, 04/15/01                    350,000           353,063
        International Business Machines
                Corporation, 6.38%, 06/15/00 ..                    200,000           201,250
        International Paper Company, 9.70%,
                03/15/00 ......................                    160,000           172,600
        Lockheed Martin Corporation
                7.25%, 05/15/06 ...............                    110,000           114,125
                7.75%, 05/01/26 ...............                    235,000           252,038
        News America Holdings
                7.50%, 03/01/00 ...............                    325,000           333,125
                9.13%, 10/15/99 ...............                    465,000           491,738
        Noble Drilling Corporation, 9.13%,
                07/01/06 ......................                    625,000           679,688
        Norcen Energy Resources, 7.38%,
                05/15/06 ......................                    120,000           123,750
        Occidental Petroleum, 7.09%, 09/08/99 .                     65,000            66,056
        Pepsico Incorporated, 7.75%, 10/01/98 .                    300,000           305,019
        Potash Corporation Saskatchewan,
                7.13%, 06/15/07 (b) ...........                    330,000           337,838
        Raytheon Co, 6.45%, 08/15/02 ..........                  1,070,000         1,068,663
        Royal Caribbean Cruises
                7.13%, 09/18/02 ...............                    426,000           433,988
                7.25%, 08/15/06 ...............                    111,000           113,220
        Sears Roebuck & Company
                9.25%, 04/15/98 ...............                    165,000           167,906
                9.35%, 07/06/98 ...............                    100,000           102,474
                9.38%, 04/08/98 ...............                    300,000           305,250
        Staples Incorporated, 7.13%, 08/15/07 .                    775,000           777,906
        U.S.A. Waste Services, 7.13%, 10/01/07                     270,000           273,375
        Wal-Mart Stores, 8.63%, 04/01/01 ......                    350,000           375,813
        WMX Technology Incorporated
                7.70%, 10/01/02 ...............                  1,145,000         1,199,388
                8.25%, 11/15/99 ...............                    200,000           208,250
        WorldCom Incorporated
                7.55%, 04/01/04 ...............                    675,000           702,000
                7.75%, 04/01/07 ...............                    390,000           410,475
                9.38%, 01/15/04 ...............                    309,000           334,106
                                                                                  ----------
                                                                                  17,703,889
                                                                                  ----------
        Transportation (1.4%):
                Southwest Airlines, 7.88%, 09/01/07 ......        200,000            216,250
                Union Pacific Corporation
                        6.70%, 12/01/06 ..................         84,000             84,105
                        7.38%, 05/15/01 ..................        250,000            257,188
                        9.63%, 12/15/02 ..................        200,000            225,000
                                                                                  ----------
                                                                                     782,543
                                                                                  ----------
        Utilities (0.7%):
                Florida Power & Light, 5.38%, 04/01/00 ...        305,000            300,043
                Virginia Electric & Power, 8.88%, 06/01/99        125,000            130,313
                                                                                  ----------
                                                                                     430,356
                                                                                  ----------
Total Corporate Bonds (cost: $39,958,977) ................                        40,424,962
                                                                                  ----------
U.S. Government And Agency Securities (25.2%):
        U.S. Government Securities (11.4%):
                U.S. Treasury Bonds (7.0%):
                        7.25%, 08/15/22 ..................      3,647,000          3,984,092
                                                                                  ----------
                U.S. Treasury Notes (4.4%):
                5.88%, 11/15/99 ..........................      2,539,000          2,540,523
                                                                                  ----------

                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Bond Fund (Continued)
September 30, 1997

                                                                      Principal       Market
Name of Issuer                                                           Amount    Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

        U.S. Agency Securities (13.8%):
                Government National Mortgage Association (7.6%):
                        7.00%, 11/15/23 ........................   $   331,511   $   331,511
                        7.50%, 12/15/23 ........................       603,046       615,481
                        8.00%, 07/15/17 ........................       347,789       360,831
                        8.00%, 06/15/27 ........................       252,755       261,285
                        8.00%, 08/15/27 ........................     1,919,684     1,984,473
                        8.50%, 12/15/21 ........................       291,914       306,510
                        9.00%, 12/15/21 ........................       337,872       361,206
                        9.00%, 12/15/21 ........................       125,901       135,579
                                                                                  ----------
                                                                                   4,356,876
                                                                                  ----------
                Federal Home Loan Mortgage Corporation (1.8%):
                        7.00%, 08/01/12 ........................     1,020,000     1,029,874
                                                                                  ----------
                Federal National Mortgage Association (4.4%):
                        6.00%, 03/01/04 ........................       376,366       370,367
                        6.86%, 06/17/11 ........................       150,000       151,453
                        7.00%, 08/01/03 ........................       115,974       117,169
                        7.00%, 07/01/22 ........................        79,067        78,746
                        7.00%, 07/01/23 ........................       229,213       228,280
                        7.00%, 08/01/26 ........................        94,962        94,576
                        7.00%, 09/01/26 ........................       170,581       169,887
                        7.00%, 11/01/26 ........................        27,553        27,440
                        7.50%, 09/01/11 ........................        89,194        91,256
                        7.54%, 06/01/16 ........................       322,147       329,192
                        8.00%, 10/01/25 ........................       268,321       276,872
                        8.00%, 05/01/26 ........................       201,598       208,023
                        8.00%, 09/01/26 ........................       366,504       378,185
                                                                                  ----------
                                                                                   2,521,446
                                                                                  ----------
Total U.S. Government And Agency Securities
        (cost: $14,230,852) ....................................                  14,432,811
                                                                                  ----------
Short-Term Securities (3.6%):
        Repurchase Agreement (3.6%):
        State Street Bank & Trust Co. ..........................
                Master Repurchase Agreement, 4.25%,
                dated 9/30/97 due 10/01/97,
                Collateralized by U.S. Government
                Securities (delivery value $2,062,188) .........   $ 2,061,945   $ 2,061,945
                                                                                  ----------
Total Short-Term Securities (cost: $2,061,945) .................                   2,061,945
                                                                                  ----------
Total Investments in Securities
        (cost: $56,277,224)(c)(99.3%) ..........................                  56,945,262
Other Assets Less Liabilities (0.7%) ...........................                     410,603
                                                                                  ----------
Net Assets (100.0%) ............................................                $ 57,355,865
                                                                                  ==========

----------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) U.S. dollar-denominated securities issued by foreign corporations and/or governments.
(c) Cost is the $56,283,957 for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

        Gross unrealized appreciation           $738,509
        Gross unrealized depreciation           (77,204)
                                                --------
        Net unrealized appreciation             $661,305
                                                ========

                                 See accompanying notes to financial statements.

Management Discussion

                           Griffin Municipal Bond Fund
                    Portfolio Managers: Executive Policy Committee
                         Payden & Rygel Investment Counsel

What were some of the significant market factors that affected performance?

The tax reform portion of the balanced budget bill was a major factor affecting the general municipal bond market this past year. The proposed bill to eliminate an allowance for certain corporations to purchase municipal bonds had a chilling effect on this market during June and July. If this allowance had been repealed, several large players in the market would have been restricted from buying municipal bonds, which would have negatively impacted yield levels. However, the proposal was not passed as part of the general tax legislation, and the temporary cloud over the market was lifted.

A secondary market factor was interest rate volatility throughout the year, influenced by an increase in the federal funds rate of 0.25% in March. As a result, long-term interest rates declined more than short-term rates, and the yield curve flattened during the reporting period.

What were some of the strategies and techniques implemented during the year?

We began the year with a neutral duration (an approximation of the portfolio's sensitivity to changes in interest rates) and held that position until mid-March. In anticipation of an interest rate hike by the Federal Reserve Board, we then shortened the portfolio's duration to reduce exposure to changes in interest rates.

When we were unable to find attractive bonds that meet our selection criteria, we utilized U.S. Treasury futures to manage the portfolio's duration. We also placed an emphasis on the intermediate portion of the municipal yield curve, and an underweighting in the longer end of the curve. This helped minimize the volatility of net asset value movements within the Fund.

What themes can be seen in the current portfolio (industry weightings) and why?

We continue to focus on high-quality issues. We emphasize bonds whose interest payments are paid by state or local government taxes. Since tax revenues have been higher than anticipated due to the strong economy, these bonds tend to have strong repayment features.

What individual security holdings changed significantly during the year?

We made several changes in bonds issued by Massachusetts during the year. In November, we sold two callable Massachusetts bonds that mature in 2015, and purchased a non-callable State of Massachusetts General Obligation bond maturing in 2014. We did this to consolidate our Massachusetts exposure into a larger position that we believed would have a more stable effective maturity if interest rates rallied. We sold this bond in March to reduce our interest rate exposure prior to the federal funds rate increase.

Another change in individual holdings was the pre-refunding of a lower quality bond during the year. We purchased a BBB-rated bond in March at a yield spread of 1.0%, compared to higher-quality bonds. In August, the bond was pre-refunded (U.S. Treasuries were set aside to guarantee the principal and interest payments) and, as of the end of September, the bond traded at a yield spread of 0.1%, a dramatic price increase.

What is the strategy for the next six to twelve months?

We have modified the structure of the portfolio, which we believe will provide predictable price behavior in most market conditions. We expect to see credit spreads remain the same or widen, as opposed to the tightening they have experienced over the past year. We believe the high-quality focus in the Fund will help protect shareholders should interests rates rise.

                          Griffin Municipal Bond Fund

The two  charts  below  show the  performance  of both  classes of shares of the
Griffin Municipal Bond Fund compared with the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Average. If you had invested $10,000 in Class A shares of the Griffin Municipal Bond Fund when the Fund commenced operations on October 19, 1993, and reinvested all dividends, the top chart would track the value of your investment through the period ended September 30, 1997. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, and reinvested all dividends, the bottom chart would track the performance of your investment through the period ended September 30, 1997 (assuming a complete redemption on that date). The Lehman Brothers Municipal Bond Index is an unmanaged index of debt obligations issued by the U.S. states and municipalities. The Lipper General Municipal Debt Funds Average is based on a universe of approximately 255 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to that of the Griffin Municipal Bond Fund. It is important to keep in mind that the Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 3% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.


Griffin Municipal Bond Fund Class A

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)
One year................................................. 3.75%
Since Inception...........................................3.24%

Value of $10,000 Invested

Griffin Municipal      Lehman Bros. Municipal  Lipper General Municipal
   Bond Fund                Bond Index            Debt Funds Average
              Dollar                 Dollar                  Dollar
Months        Value     Months       Value      Months       Value
------        -----     ------       -----      ------       -----
Initial     $ 9,550     Initial     $10,000     Initial     $10,000
Dec 93      $ 9,641     Dec 93      $10,005     Dec 93      $10,094
Mar         $ 8,941     Mar         $ 9,456     Mar         $ 9,500
Jun         $ 9,006     Jun         $ 9,560     Jun         $ 9,557
Sep         $ 9,058     Sep         $ 9,626     Sep         $ 9,589
Dec 94      $ 8,888     Dec 94      $ 9,487     Dec 94      $ 9,436
Mar         $ 9,548     Mar         $10,158     Mar         $10,100
Jun         $ 9,679     Jun         $10,404     Jun         $10,296
Sep         $ 9,980     Sep         $10,703     Sep         $10,538
Dec 95      $10,453     Dec 95      $11,144     Dec 95      $11,030
Mar         $10,228     Mar         $11,010     Mar         $10,820
Jun         $10,271     Jun         $11,094     Jun         $10,875
Sep         $10,443     Sep         $11,350     Sep         $11,122
Dec 96      $10,696     Dec 96      $11,639     Dec 96      $11,389
Mar         $10,641     Mar         $11,612     Mar         $11,339
Jun         $10,993     Jun         $12,013     Jun         $11,726
Sep         $11,346     Sep         $12,376     Sep         $12,081


Griffin Municipal Bond Fund Class B

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects a sales charge deduction of 5.0% for the one year
and 3.0% for the since inception period)
One year..................................................2.96%
Since Inception...........................................7.64%

Value of $10,000 Invested


Griffin Municipal      Lehman Bros. Municipal  Lipper General Municipal
   Bond Fund                Bond Index            Debt Funds Average
              Dollar                  Dollar                  Dollar
Months        Value      Months       Value      Months       Value
------        -----      ------       -----      ------       -----
Initial      $10,000     Initial     $10,000     Initial     $10,000
Dec 94       $10,083     Dec 94      $10,035     Dec 94      $10,033
Mar          $10,830     Mar         $10,745     Mar         $10,739
Jun          $10,963     Jun         $11,004     Jun         $10,947
Sep          $11,286     Sep         $11,321     Sep         $11,204
Dec 95       $11,819     Dec 95      $11,787     Dec 95      $11,727
Mar          $11,536     Mar         $11,645     Mar         $11,505
Jun          $11,570     Jun         $11,734     Jun         $11,563
Sep          $11,763     Sep         $12,005     Sep         $11,826
Dec 96       $12,032     Dec 96      $12,311     Dec 96      $12,109
Mar          $11,942     Mar         $12,282     Mar         $12,056
Jun          $12,335     Jun         $12,706     Jun         $12,467
Sep          $12,398     Sep         $13,090     Sep         $12,845


* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments
Griffin Municipal Bond Fund
September 30, 1997

[PIE CHART APPEARS HERE]

Airport                            5%
Education                          5%
Electric                           5%
General Obligations               32%
Health Care                        8%
Housing                            7%
Other                              8%
Sales Tax                          7%
Sewer                              7%
Transportation                     8%
Water                              8%

Investment Categories Reflect Percentages of Investments in Securities

                                                                      Principal       Market
Name of Issuer                                                           Amount    Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
Municipal Long-Term Securities (96.1%):
        Arizona (5.1%):
                Arizona State University Revenue
                        System, 7.00%, Pre-refunded
                        to 07/01/02 ..............................   $  250,000  $   281,563
                Phoenix, Arizona, Series A, General
                        Obligation 6.25%, 07/01/17 ...............      200,000      229,500
                                                                                  ----------
                                                                                     511,063

        California (1.0%):
                California State Department of Water Resources
                        5.00%, 12/01/22 ..........................      100,000       95,250
                                                                                 -----------
        Colorado (1.5%):
                Arapahoe County, Colorado Capital
                        Improvement Trust Fund
                        Highway Revenue, 6.90%, Pre-refunded
                        to 08/31/03 ..............................      125,000      146,719
                                                                                 -----------
        District of Columbia (1.6%):
                District of Columbia, American Association for the
                        Advancement of Science, Revenue Bond,
                        6.00%, 01/01/09 ..........................      150,000      163,125
                                                                                 -----------
        Florida (6.1%):
                Dade County, Florida Aviation
                        Revenue, 5.50%, 10/01/07 .................      200,000      211,500
                Dade County, Florida General
                        Obligation, 7.70%, 10/01/08 ..............      200,000      248,750
                Florida State Board of Education
                        Capital Outlay Public Education,
                        5.75%, 06/01/15 ..........................      150,000      156,000
                                                                                 -----------
                                                                                     616,250
                                                                                 -----------
        Georgia (1.8%):
                Georgia State General Obligation,
                        7.20%, 03/01/08 ..........................      150,000      181,875
                                                                                 -----------
        Hawaii (1.7%):
                State of Hawaii, General Obligation,
                        6.00%, 09/01/09 ..........................     $150,000     $166,125
                                                                                 -----------
        Idaho (2.0%):
                Idaho Housing & Finance Association,
                        Single Family Mortgage,
                        5.20%, 07/01/27 ..........................      200,000      205,250
                                                                                 -----------
        Illinois (6.0%):
                Du Page County, Illinois General
                        Obligation Revenue Bond,
                        Stormwater Project, 5.60%, 01/01/21 ......      250,000      262,500
                Metropolitan Pier & Exposition
                        Authority Dedicated State Tax
                        Revenue Bond, 4.35%, 06/15/01 (b)(c) .....      400,000      341,000
                                                                                 -----------
                                                                                     603,500
                                                                                 -----------
        Indiana (1.1%):
                Wa-Nee Elementary/High School
                        Building Corporation,
                        Revenue Bond, 6.50%, 07/15/10 ............      100,000      109,375
                                                                                 -----------
        Massachusetts (3.2%):
                Massachusetts Bay Transportation
                        Authority General Transportation
                        System, 5.60%, 03/01/08 ..................      200,000      213,500
                Massachusetts State Water Resources
                        Authority, 6.00%, 08/01/14 ...............      100,000      107,000
                                                                                 -----------
                                                                                     320,500
                                                                                 -----------
        Michigan (6.2%):
                Michigan Municipal Bond Authority Revenue,
                        6.00%, 10/01/07 ..........................      200,000      220,750
                Michigan State Hospital Financing Authority,
                        Metropolitan Hospital, 5.88%, 07/01/14 ...       75,000       77,063
                Michigan State Underground Storage
                        Tank Financial Assurance
                        Revenue Bond, 6.00%, 05/01/05 (c) ........      300,000      328,125
                                                                                 -----------
                                                                                     625,938
                                                                                 -----------
        Minnesota (4.2%):
                Minnesota Public Facilities Authority Water
                        Pollution Control Revenue, 6.00%,
                        03/01/07 .................................      200,000      221,000
                University of Minnesota, Series A,
                        Revenue Bond, 4.75%, 07/01/03 ............      200,000      203,500
                                                                                 -----------
                                                                                     424,500
                                                                                 -----------
        Nevada (1.1%):
                Nevada State General Obligation,
                        5.80%, 07/15/08 ..........................      100,000      107,000
                                                                                 -----------
        New Jersey (3.9%):
                New Jersey State General Obligation,
                        6.00%, 02/15/11 ..........................      350,000      391,563
                                                                                 -----------

                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Municipal Bond Fund (Continued)
September 30, 1997

                                                                      Principal       Market
Name of Issuer                                                           Amount    Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
        New York (6.2%):
                New York State Dormitory Authority
                        Revenues, Mental Health Services
                        Facilities, Series A, 5.00%, 02/15/00 .      $  200,000  $   202,750
                New York State Environmental
                        Facilities Corporation Pollution
                        Control Revenue Bond, 5.50%, 06/15/09 .         200,000      210,250
                New York, New York General
                        Obligation, 6.00%, 02/01/04 ...........         200,000      213,000
                                                                                 -----------
                                                                                     626,000
                                                                                 -----------
        Ohio (8.9%):
                Cleveland, Ohio General Obligation,
                        5.38%, 09/01/09 .......................         350,000      367,937
                Franklin County, Ohio Hospital Revenue,
                        Holy Cross Health Systems Corporation,
                        5.50%, 06/01/01 .......................         300,000      312,000
                Ohio State Water Department
                        Authority Revenue, Fresh Water
                        Series,  5.70%, 06/01/09 ..............         200,000      213,250
                                                                                 -----------
                                                                                     893,187
                                                                                 -----------
        Oregon (1.1%):
                Oregon State Department of Transportation
                        Revenue, Regional Light Rail Fund -
                        Westside Project, 6.25%, 06/01/09 .....         100,000      110,375

        Pennsylvania (8.5%):
                Commonwealth of Pennsylvania
                        General Obligation, 5.20%, 06/15/04 (c)         250,000      259,687
                Pennsylvania Housing Finance Agency,
                        Single Family Mortgage,
                        4.60%, 10/01/98 .......................         300,000      302,027
                Pennsylvania State Industrial Development
                        Authority Revenue Bond, 7.00%, 07/01/06         250,000      292,813
                                                                                 -----------
                                                                                     854,527
                                                                                 -----------
        Puerto Rico (2.2%):
                Puerto Rico Electric Power Authority,
                        Electric Revenue, 6.13%, 07/01/08 .....         200,000      220,250
                                                                                 -----------
        South Carolina (2.1%):
                Columbia, South Carolina Water
                        Works & Sewer Systems Revenue,
                        5.38%, 02/01/12 .......................         200,000      209,500
                                                                                 -----------
        South Dakota (1.1%):
                South Dakota Housing Development
                        Authority, Homeownership
                        Mortgage, 6.65%, 05/01/14 .............         100,000      107,875
                                                                                 -----------
        Tennessee (2.1%):
                Kingsport, Tennessee General Obligation,
                        5.60%, 09/01/03 .......................         200,000      210,750
                                                                                 -----------
        Texas (7.4%):
                Austin, Texas General Obligation,
                        5.70%, 09/01/07 .......................         200,000      216,500
                Harris County, Texas Tax and
                        Revenue Certificate of Obligation,
                        6.00%, 12/15/10 .......................         200,000      224,000
                San Antonio, Texas Electric &
                        Gas Revenue, 5.00%, 02/01/14 ..........         100,000       96,750
                Texas Municipal Power Agency
                        Revenue, 5.25%, 09/01/08 ..............         200,000      210,000
                                                                                 -----------
                                                                                     747,250
                                                                                 -----------
        Virginia (1.3%):
                Virginia State Transportation
                        Board Revenue, North Virginia
                        Transportation District Program,
                        6.25%, 05/15/12 .......................         120,000      129,000
                                                                                 -----------
        Washington (4.6%):
                Seattle, Washington Water System
                        Revenue, 5.25%, 12/01/23 ..............         250,000      245,625
                Washington State General Obligation,
                        5.75%, 09/01/09 .......................         200,000      217,500
                                                                                 -----------
                                                                                     463,125
                                                                                 -----------
        Wisconsin (4.1%):
                Wisconsin State General Obligation,
                        5.13%, 11/01/07 .......................         200,000      207,750
                Wisconsin State Transportation,
                        5.50%, 07/01/14 .......................         200,000      202,250
                                                                                 -----------
                                                                                     410,000
                                                                                 -----------

Total Municipal Long-Term Securities
        (cost: $9,268,966) .................................                       9,649,872
                                                                                 -----------
Municipal Short-Term Securities (6.0%):
        Indiana (1.0%):
                Indianapolis, Indiana Multi-Family Housing
                        Revenue, Canal Square Project,
                        4.10%, 10/01/97 (d) ................         100,000         100,000
                                                                                 -----------
        Oregon (2.0%):
                Umatilla County, Oregon Hospital Facilities,
                        Franciscan Health Systems A,
                        3.85%, 10/01/97 (d) ................         200,000         200,000
                                                                                 -----------
        Texas (3.0%):
                Grapevine, Texas Industrial
                        Development Corporation,
                        Multiple Mode, American Airlines,
                        Series B1, 3.85%, 10/01/97 (d) .....         300,000         300,000
                                                                                 -----------

Total Municipal Short-Term Securities
        (cost: $600,000) ...................................                         600,000
                                                                                 -----------

                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Municipal Bond Fund (Continued)
September 30, 1997

                                                                    Number of       Market
Name of Issuer                                                        Shares      Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
Other Short-Term Securities (0.0%):
                Seven Seas Tax Free Money Market,
                        3.33%, 10/01/97 .........                   3,581       $      3,581
                                                                                 -----------
Total Other Short-Term Securities
        (cost: $3,581) ..........................                                      3,581
                                                                                 -----------
Total Investments in Securities
        (cost: $9,872,547)(e)(102.1%) ...........                                 10,253,453
Other Assets Less Liabilities (-2.1%) ...........                                  (210,294)
                                                                                 -----------
Net Assets (100.0%) .............................                               $ 10,043,159
                                                                                 ===========


Long Futures Contracts
----------------------

Number of                                                           Notional     Unrealized
Contracts                     Description                      Contract Value   Appr.(Depr.)
--------------------------------------------------------------------------------------------
3                  U.S. Treasury Long Bond, 12/97                  $344,563        $1,281

----------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) Rate on this zero coupon bond represents annualized yield to maturity at September 30, 1997.
(c) These securities were placed in a segregated account with the custodian in connection with futures contracts.
(d) These variable rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.
(e) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

        Gross unrealized appreciation           $381,884
        Gross unrealized depreciation              (978)
                                                --------
        Net unrealized appreciation             $380,906
                                                ========

                                 See accompanying notes to financial statements.

Management Discussion

                           Griffin California Tax-Free Fund
                      Portfolio Managers: Executive Policy Committee
                           Payden & Rygel Investment Counsel

What were some of the significant market factors that affected performance?

One of the major factors contributing to the Fund's performance was the lack of supply of California bonds within the market. Up until September of this year, the number of California debt issues available for purchase was down almost 20% compared to the prior year. However, in September, a flood of these issues brought the number of California debt issues up to the level of last year's offerings.

Another contributing factor was the rise in short-term interest rates by 0.25% last March. Thirty-year municipal bond interest rates hovered between 5.80% and 5.15%, as the yield curve flattened by 0.30% over the year. Longer maturity (10+ years) yields declined more than short maturity yields during the same period.

What were some of the strategies and techniques implemented during the year?

Our strategy focused primarily on managing the Fund's duration (exposure to changes in interest rates) throughout the period. We began the year in a neutral position, but shortened the duration around mid-March in anticipation of a federal funds rate increase by the Federal Reserve Board. When we were unable to find attractive bonds that meet our high quality bias, we utilized U.S. Treasury futures to control the portfolio duration.

The portfolio was structured to emphasize the intermediate portion of the municipal yield curve and underweighted the longer end of the curve. We implemented this strategy to help lessen the volatility of asset values as interest rates fluctuated during the period.

What themes can be seen in the current portfolio (industry weightings) and why?

We continue to focus on high-quality issues. As of September 30, 1997, we had a 20% weighting in State of California General Obligation bonds, and have a positive outlook on the credit fundamentals of these State issues. One of the three major credit rating agencies concurred and raised its assessment of the State at the end of September (the other agencies are reviewing developments). The general perception that the State's economic outlook is improving caused yields spreads to compress during the year, helping the Fund's State General Obligation holdings to outperform similar bonds issued by local entities.

In terms of portfolio structure, we focused on two main areas; call protection and strong credit quality. We feel that the compensation to investors for taking on more credit risk is not attractive based on current levels of yield. We also believe that higher quality bonds should offer better price protection if yields spreads revert back to historical levels, and we have therefore maintained a high quality bias. We also restructured the portfolio in an effort to provide greater price protection should yields rise. This objective was executed by selling longer-term bonds with short calls and reinvesting the assets in non-callable intermediate bonds. Furthermore, we focused on high coupon issues to provide protection against a potential rise in interest rates.

What individual security holdings changed significantly during the year?

We repositioned our exposure to California General Obligations during the year, as the demand from retail investors resulted in more expensive shorter maturity State bonds. We sold bonds maturing in the year 2004 and purchased bonds maturing in 2009, which were available at reasonable prices. In addition, we bought insured Los Angeles Unified School District bonds when they came into the market in July. We believe these bonds provide a more attractive structure and a higher yield than similarly rated instruments.

What is the strategy for the next six to twelve months?

We do not expect credit spreads to narrow further in the coming year, and will continue to hold high-quality instruments that we expect can weather the effects of widening spreads. As always, we will continue to invest in high-quality municipal bonds that are exempt from California personal income tax.

                        Griffin California Tax-Free Fund

The two charts below show the performance of both classes of shares of the Griffin California Tax-Free Fund compared with the Lehman Brothers California Municipal Bond Index and the Lipper California Municipal Debt Funds Average. If you had invested $10,000 in Class A shares of the Griffin California Tax-Free Fund when the Fund commenced operations on October 19, 1993, and reinvested all dividends, the top chart would track the value of your investment through the period ended September 30, 1997. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, and reinvested all dividends, the bottom chart would track the performance of your investment through the period ended September 30, 1997 (assuming a complete redemption on that date). The Lehman Brothers California Municipal Bond Index is an unmanaged index of debt obligations issued by the State of California and its municipalities. The Lipper California Municipal Debt Funds Average is based on a universe of approximately 116 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to that of the Griffin California Tax-Free Fund. It is important to keep in mind that the Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 3% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin California Tax-Free Fund Class A

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)
One year................................................. 4.28%
Since Inception...........................................3.68%

Value of $10,000 Invested



Griffin California    Lehman California     Lipper California Municipal
  Tax-Free Fund      Municipal Bond Index      Debt Funds Average
             Dollar                 Dollar                  Dollar
Months       Value     Months       Value      Months       Value
------       -----     ------       -----      ------       -----
Initial    $ 9,550     Initial     $10,000     Initial     $10,000
Dec 93     $ 9,548     Dec 93      $ 9,984     Dec 93      $10,082
Mar        $ 8,828     Mar         $ 9,376     Mar         $ 9,490
Jun        $ 8,847     Jun         $ 9,451     Jun         $ 9,518
Sep        $ 8,924     Sep         $ 9,517     Sep         $ 9,562
Dec 94     $ 8,737     Dec 94      $ 9,348     Dec 94      $ 9,326
Mar        $ 9,400     Mar         $10,094     Mar         $10,049
Jun        $ 9,495     Jun         $10,308     Jun         $10,229
Sep        $ 9,828     Sep         $10,618     Sep         $10,471
Dec 95     $10,328     Dec 95      $11,154     Dec 95      $11,017
Mar        $10,102     Mar         $10,973     Mar         $10,779
Jun        $10,138     Jun         $11,052     Jun         $10,866
Sep        $10,342     Sep         $11,338     Sep         $11,145
Dec 96     $10,612     Dec 96      $11,644     Dec 96      $11,423
Mar        $10,566     Mar         $11,580     Mar         $11,343
Jun        $10,948     Jun         $12,005     Jun         $11,743
Sep        $11,292     Sep         $12,394     Sep         $12,127


Griffin California Tax-Free Fund Class B

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects a sales charge deduction of 5.0% for the one year
and 3.0% for the since inception period)
One year..................................................3.63%
Since Inception...........................................7.97%

Value of $10,000 Invested


Griffin California    Lehman California     Lipper California Municipal
  Tax-Free Fund      Municipal Bond Index       Debt Funds Average
             Dollar                 Dollar                  Dollar
Months       Value     Months       Value      Months       Value
------       -----     ------       -----      ------       -----
Initial     $10,000    Initial     $10,000     Initial     $10,000
Dec 94      $10,050    Dec 94      $10,008     Dec 94      $ 9,951
Mar         $10,799    Mar         $10,807     Mar         $10,722
Jun         $10,894    Jun         $11,036     Jun         $10,914
Sep         $11,260    Sep         $11,368     Sep         $11,173
Dec 95      $11,819    Dec 95      $11,942     Dec 95      $11,755
Mar         $11,545    Mar         $11,748     Mar         $11,502
Jun         $11,587    Jun         $11,833     Jun         $11,595
Sep         $11,790    Sep         $12,139     Sep         $11,892
Dec 96      $12,084    Dec 96      $12,467     Dec 96      $12,188
Mar         $12,016    Mar         $12,398     Mar         $12,103
Jun         $12,435    Jun         $12,853     Jun         $12,530
Sep         $12,507    Sep         $13,270     Sep         $12,940


* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments
Griffin California Tax-Free Fund
September 30, 1997

[PIE CHART APPEARS HERE]

Airport                            6%
Education                          3%
Electric                           3%
General Obligations               35%
Public Improvements                4%
Housing                            7%
Other                              8%
Sales Tax                         10%
Sewer                              2%
Transportation                     8%
Water                             14%

Investment Categories Reflect Percentages of Investments in Securities

                                                                      Principal       Market
Name of Issuer                                                           Amount    Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
Municipal Long-Term Securities (96.7%):
        Airport Revenue (5.8%):
                Los Angeles, California Department of
                        Airports, 5.50%, 05/15/08 .........     $ 1,000,000      $ 1,056,250
                San Francisco, California City &
                        County Airports, Second Series
                        Issue 12-B, 5.50%, 05/01/09 .......         705,000          744,655
                                                                                 -----------
                                                                                   1,800,905
                                                                                 -----------
        Electric Revenue (2.6%):
                Puerto Rico Electric Power Authority
                        Power Revenue, Series U,
                        6.00%, 07/01/14 ...................         750,000          790,313
                                                                                 -----------
        General Obligations (35.2%):
                Folsom, California School Facilities
                        Project - Series B, 6.00%, 08/01/10         300,000          326,625
                Los Angeles, California Unified
                        School District
                                6.00%, 07/01/11 ...........       1,000,000        1,112,500
                                6.00%, 07/01/13 ...........       1,445,000        1,602,143
                Puerto Rico Commonwealth,
                        5.65%, 07/01/15 ...................         800,000          861,000
                State of California,
                        5.50%, 04/01/13 ...................       2,000,000        2,110,000
                        6.50%, 11/01/09 ...................       2,150,000        2,496,688
                        6.60%, 02/01/10 ...................       1,000,000        1,162,500
                        6.75%, 02/01/08 ...................       1,000,000        1,173,750
                                                                                 -----------
                                                                                  10,845,206
                                                                                 -----------
        Hospital Revenue (2.6%):
                California Health Facilities
                        Financing Authority Revenue,
                        Downey Community Hospital,
                        5.20%, 05/15/03 ...................         500,000          510,000
                California Health Facilities
                        Financing Authority Revenue,
                        Kaiser Permanente, Series C,
                        5.60%, 05/01/33 ...................         300,000          301,500
                                                                                 -----------
                                                                                     811,500
                                                                                 -----------
        Housing Revenue (7.1%):
                California Housing Finance Agency
                        Revenue, Home Mortgage,
                        Series B, 5.20%, 08/01/26 ..............    500,000          510,625
                California Housing Finance Agency
                        Revenue, Home Mortgage,
                        Series F-1, 6.50%, 02/01/08 ............. 1,060,000        1,159,375
                California Housing Finance Agency
                        Revenue, Multi-Unit Rental
                        Housing, 6.88%, 08/01/24 ................   500,000          530,625
                                                                                 -----------
                                                                                   2,200,625
                                                                                 -----------
        Public Improvements (4.3%):
                Sacramento, California Certificate
                        of Participation, Public
                        Facilities Project, 6.00%, 07/01/12 .....   750,000          788,438
                Santa Barbara County, California
                        Certificate of Participation,
                        6.40%, 02/01/11 .........................   500,000          536,250
                                                                                 -----------
                                                                                   1,324,688
                                                                                 -----------
        Sales Tax Revenue (10.5%):
                Contra Costa, California Transportation
                        Authority Sales Tax Revenue Bond,
                        6.00%, 03/01/07 .........................   500,000          554,375
                San Diego County, California
                        Regional Transportation Commission
                        Sales Tax Revenue, Series A,
                        4.75%, 04/01/08 .........................   765,000          770,738
                San Francisco, California Bay
                        Area Rapid Transit District
                        Sales Tax Revenue, 5.35%, 07/01/07 ......   500,000          528,125
                San Jose, California Redevelopment
                        Agency Tax Allocation
                                5.38%, 08/01/11 .................   250,000          257,812
                                6.00%, 08/01/10 ................. 1,000,000        1,112,500
                                                                                 -----------
                                                                                   3,223,550
                                                                                 -----------
        Sewer Revenue (2.1%):
                San Francisco, California City &
                        County Sewer Revenue
                        5.90%, 10/01/08 .........................   600,000          643,500
                                                                                 -----------
        Special Tax Assessment Revenue (1.9%):
                South Orange County, California Public
                        Financing Authority Special Tax Revenue,
                        7.00%, 09/01/08 .........................   500,000          598,750
                                                                                 -----------
        Transportation Revenue (7.8%):
                Long Beach, California Harbor
                        Revenue Bond, 5.25%, 05/15/25 ........... 1,000,000          962,500
                Los Angeles, California Harbor
                        Department Revenue Bond, 5.38%, 11/01/23    250,000          244,375
                Riverside County, California
                        Transportation Community Sales
                        Tax Revenue, Series A, 5.75%, 06/01/08 ..   500,000          545,000

                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin California Tax-Free Fund (Continued)
September 30, 1997

                                                                      Principal       Market
Name of Issuer                                                           Amount    Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

              San Joaquin Hills, California
                        Transportation Corridor Agency
                        Toll Road Revenue, 4.89%, 01/15/07 (b) ...$  1,000,000   $   640,000
                                                                                 -----------
                                                                                   2,391,875
                                                                                 -----------
        University/Education Revenue (3.0%):
                California Educational Facilities
                        Authority Revenue Bond, Pooled
                        College & University Project,
                        Series A, 5.15%, 12/01/04 .................    500,000       517,500
                University of California Certificate of
                        Participation, UCLA Center
                        Chiller/Cogeneration Project,
                        6.00%, 11/01/21 ...........................    400,000       422,000
                                                                                 -----------
                                                                                     939,500
                                                                                 -----------
        Water Revenue (13.8%):
                California State Department of Water Resources
                        5.00%, 12/01/22 ...........................    300,000       285,750
                        6.00%, 12/01/06 ...........................    500,000       556,250
                        6.00%, 12/01/09 ...........................    500,000       559,375
                Los Angeles, California Department of
                        Water & Power, Water Works
                        Revenue, 6.20%, 07/01/12 ..................    600,000       651,750
                Metropolitan Water District of Southern California
                        5.00%, 07/01/10 ...........................    200,000       202,000
                        5.75%, 07/01/09 ...........................    750,000       823,125
                        6.00%, 07/01/07 ...........................    100,000       111,375
                West & Central Basin Financing
                        Authority, Revenue Bond,
                        5.00%, 08/01/09 ...........................  1,035,000     1,051,819
                                                                                 -----------
                                                                                   4,241,444
                                                                                 -----------
Total Municipal Long-Term Securities
                (cost: $28,603,539) ...............................               29,811,856
                                                                                 -----------
Municipal Short-Term Securities (3.6%):
        Hospital Revenue (0.3%):
                California Health Facilities Financing,
                        Sutter Health Series A,
                        3.65%, 10/01/97 (c) .......................    100,000       100,000
                                                                                 -----------
        Industrial Development Revenue - Pollution Control (1.9%):
                California Pollution Control Financing,
                        Shell Oil Company Project,
                        3.60%, 10/01/97 (c) .......................    400,000       400,000
                        3.60%, 10/01/97 (c) .......................    100,000       100,000
                        3.60%, 10/01/97 (c) .......................    100,000       100,000
                                                                                 -----------
                                                                                     600,000
                                                                                 -----------
        Public Improvements (0.7%):
                San Jose, California
                        Redevelopment Agency Revenue,
                        Merged Area Redevelopment Project,
                        Series B, 3.60%, 10/01/97 (c) .............    200,000       200,000
                                                                                 -----------
        Tax Revenue Anticipation Notes (0.7%):
                Los Angeles County, California
                        Tax & Revenue Anticipation Notes,
                        Series A, 4.50%, 06/30/98 ................     200,000       200,930
                                                                                 -----------
Total Municipal Short-Term Securities
                (cost: $1,100,930) ................................                1,100,930
                                                                                 -----------
Total Investments in Securities
                (cost: $29,704,469)(c)(100.3%) ....................               30,912,786
Other Assets Less Liabilities (-0.3%) .............................                 (91,690)
                                                                                 -----------
Net Assets (100.0%) ..............................................              $ 30,821,096
                                                                                 ===========

----------
Notes to Schedule of Investments
(a) Securities are valued in accordance with procedures described in note 1 to the financial statements.
(b) Rate on this zero coupon bond represents annualized yield to maturity at September 30, 1997.
(c) These variable rate securities have maturities greater than one year but are redeemable upon demand. For purposes of calculating the Fund's weighted average maturity, the length to maturity of these investments is considered to be the greater of the period until the interest rate is adjusted or until the principal can be recovered by demand.
(d) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

        Gross unrealized appreciation           $1,222,047
        Gross unrealized depreciation             (13,730)
                                                ----------
        Net unrealized appreciation             $1,208,317
                                                ==========

                                 See accompanying notes to financial statements.

Management Discussion

                           Griffin Growth & Income Fund
                        Portfolio Manager: Quinn R. Stills
                     The Boston Company Asset Management, Inc.


What were some of the significant market factors that affected performance?

One year ago, financial markets were gripped by a fear of rising interest rates, an overheating economy, and a possible decline in market averages. In the intervening twelve months, interest rates declined, economic growth moderated, and stocks surged an astonishing 40% in value as measured by the Standard & Poor's 500 Composite Index.

Other factors affecting the markets included intense merger activity in the Financial Services, Health Care, Technology, and Hotel sectors. In addition, corporate restructuring enabled investors to unlock values in many conglomerates. Finally, strong earnings gains and steady mutual fund inflows continued to support market advances. These and other factors led to a healthy rise in the Griffin Growth & Income Fund for the twelve-month period ending September 30, 1997.

What were some of the strategies and techniques implemented during the year?

The success of the Griffin Growth & Income Fund over the past twelve months can be traced to our strategy of buying relatively inexpensive companies with improving fundamentals and positive business momentum. Our execution of this strategy led to large holdings in Financial Services, meaningful positions in undervalued American Depositary Receipts ("ADRs") and a significant underweighting in the volatile Technology sector. As the year progressed, the Financial Services, Consumer Services, and Energy sectors were the biggest contributors to the Fund's overall performance.

What themes can be seen in the current portfolio (industry weightings) and why?

The Griffin Growth & Income Fund is well-diversified across both individual stocks and industry sectors. The Fund is currently overweighted in the Financial Services, Consumer Services, Basic Industry, and Energy sectors compared to the Standard & Poor's 500 Composite Index.


The Fund is substantially underweighted in the Technology sector, as we believe that sector is dominated by expensive companies with relatively inconsistent rates of return on invested capital. As a result, few companies in this sector fit our investment discipline. The Fund is also moderately underweighted in the Utilities, Consumer/Durables, and Capital Goods sectors.

The Fund's sector weightings are the result of an exhaustive stock-by-stock selection process-an important component of our bottom-up portfolio construction discipline.

What individual security holdings changed significantly during the year?

The portfolio's position in Dutch electronics giant Philips Electronics N.V. was increased throughout the year. Philips is a European conglomerate that was trading at a steep discount to its net asset value. Its shares increased in price by 134% over the past twelve months.

A significant position that was eliminated during the reporting period was Wal-Mart Stores. Wal-Mart was inexpensive when we originated our position in the company, but was sold later in the year as its price rose substantially.

What is the strategy for the next six to twelve months?

The Griffin Growth & Income Fund utilizes a value-oriented investment style to achieve its objectives. We determine which stocks to select based on underlying company value relative to its price. We seek out stocks that are statistically inexpensive or trading at a discount to the company's net asset value. At the second stage of our analysis, we examine the company's fundamentals to see if they are improving. In the final level of our analysis, we seek to determine whether or not the company has positive business momentum or some other catalyst that will unlock the values identified in the first two stages.

Historically, our strategy of investing in inexpensive companies with improving fundamentals and positive business momentum has led to positive results for shareholders.

                          Griffin Growth & Income Fund

The two charts below show the performance of both classes of shares of the Griffin Growth & Income Fund compared with the Standard & Poor's 500 Composite Index ("S&P 500") and the Lipper Growth & Income Funds Average. If you had invested $10,000 in Class A shares of the Griffin Growth & Income Fund when the Fund commenced operations on October 19, 1993, and reinvested all dividends, the top chart would track the value of your investment through the period ended September 30, 1997. If you had invested $10,000 in Class B shares of the Fund when they were first offered on November 1, 1994, and reinvested all dividends, the bottom chart would track the performance of your investment through the period ended September 30, 1997 (assuming a complete redemption on that date). The S&P 500 is an unmanaged index of 500 large capitalization publicly traded stocks. The Lipper Growth & Income Funds Average is based on a universe of approximately 681 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to that of the Griffin Growth & Income Fund. It is important to keep in mind that the Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 3% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin Growth & Income Fund Class A

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)
One year................................................. 32.53%
Since Inception...........................................21.12%

Value of $10,000 Invested




Griffin Growth &        S&P 500 Composite      Lipper Growth & Income
  Income Fund                Index                Funds Average
             Dollar                 Dollar                  Dollar
Months       Value     Months       Value      Months       Value
------       -----     ------       -----      ------       -----
Initial    $ 9,550     Initial     $10,000     Initial     $10,000
Dec 93     $ 9,691     Dec 93      $10,063     Dec 93      $10,087
Mar        $ 9,391     Mar         $ 9,681     Mar         $ 9,783
Jun        $ 9,487     Jun         $ 9,721     Jun         $ 9,761
Sep        $ 9,864     Sep         $10,196     Sep         $10,180
Dec 94     $ 9,928     Dec 94      $10,194     Dec 94      $10,020
Mar        $10,879     Mar         $11,186     Mar         $10,831
Jun        $11,915     Jun         $12,251     Jun         $11,704
Sep        $13,014     Sep         $13,225     Sep         $12,551
Dec 95     $13,647     Dec 95      $14,021     Dec 95      $13,132
Mar        $14,442     Mar         $14,773     Mar         $13,854
Jun        $15,000     Jun         $15,436     Jun         $14,320
Sep        $15,368     Sep         $15,914     Sep         $14,741
Dec 96     $16,622     Dec 96      $17,241     Dec 96      $15,836
Mar        $17,055     Mar         $17,703     Mar         $16,015
Jun        $19,664     Jun         $20,794     Jun         $18,305
Sep        $21,327     Sep         $22,351     Sep         $19,960


Griffin Growth & Income Fund Class B

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects a sales charge deduction of 5.0% for the one year and 3.0% for the since inception period)
One year..................................................33.08%
Since Inception...........................................28.35%

Value of $10,000 Invested


Griffin Growth &        S&P 500 Composite      Lipper Growth & Income
  Income Fund                Index                Funds Average
             Dollar                 Dollar                  Dollar
Months       Value     Months       Value      Months       Value
------       -----     ------       -----      ------       -----
Initial    $10,000     Initial     $10,000     Initial     $10,000
Dec 94     $ 9,917     Dec 94      $ 9,779     Dec 94      $ 9,732
Mar        $10,852     Mar         $10,731     Mar         $10,520
Jun        $11,868     Jun         $11,753     Jun         $11,367
Sep        $12,953     Sep         $12,687     Sep         $12,190
Dec 95     $13,559     Dec 95      $13,451     Dec 95      $12,754
Mar        $14,337     Mar         $14,173     Mar         $13,456
Jun        $14,876     Jun         $14,808     Jun         $13,909
Sep        $15,217     Sep         $15,266     Sep         $14,317
Dec 96     $16,442     Dec 96      $16,540     Dec 96      $15,381
Mar        $16,845     Mar         $16,983     Mar         $15,554
Jun        $19,407     Jun         $19,948     Jun         $17,779
Sep        $20,713     Sep         $21,442     Sep         $19,386


* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments
Griffin Growth & Income Fund
September 30, 1997

[PIE CHART APPEARS HERE]

Basic Industries                   7%
Capital Goods                      5%
Consumer Durables                  6%
Consumer Non-Durables             12%
Consumer Services                 12%
Energy                             9%
Financial Services                19%
Health Care                       11%
Other                              5%
Retailing                          2%
Technology                         6%
Utilities                          6%

Investment Categories Reflect Percentages of Investments in Securities

                                                                   Number of        Market
Name of Issuer                                                       Shares        Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
Common Stocks (95.2%):
        Basic Industries (7.4%):
                Bethlehem Steel Corp.  (b) .........               84,300        $   869,344
                British Steel PLC ..................               52,000          1,514,500
                Crown Cork & Seal ..................               85,100          3,925,238
                Fort James Corporation .............               52,100          2,386,831
                Great Lakes Chemical ...............               31,300          1,543,481
                IMC Global Inc. ....................               68,000          2,397,000
                Imperial Chemical Industries PLC ...               42,400          2,803,700
                Louisiana Pacific Corp. ............               82,300          2,057,500
                Reynolds Metals Co .................               26,700          1,890,694
                                                                                 -----------
                                                                                  19,388,288
                                                                                 -----------

        Capital Goods (5.1%):
                Alcatel Alsthom ADR ................              125,100          3,322,969
                Litton Industries Inc.  (b) ........               37,700          2,049,938
                Lockheed Martin Corp. ..............               28,000          2,985,500
                LucasVarity PLC ....................               36,000          1,365,750
                Northrop Grumman Corporation .......               14,100          1,711,388
                Raytheon Co. .......................               33,700          1,992,513
                                                                                 -----------
                                                                                  13,428,058
                                                                                 -----------

        Consumer/ Durable (5.7%):
                Black & Decker Corp. ...............               28,000          1,043,000
                General Motors Corporation .........               61,000          4,083,188
                Lear Corporation  (b) ..............               32,000          1,576,000
                Philips Electronics N.V. ADR .......               81,600          6,854,400
                Whirlpool Corporation ..............               20,000          1,326,250
                                                                                 -----------
                                                                                  14,882,838
                                                                                 -----------

        Consumer/ Non-Durable (11.8%):
                Archer Daniels Midland .............              137,180          3,283,746
                Dole Food Company ..................               22,500          1,016,719
                Eastman Kodak ......................               31,600          2,052,025
                Fruit of the Loom Inc.  (b) ........               35,600          1,001,250
                Harcourt General ...................               80,000          3,965,000
                Hasbro Inc. ........................               65,100          1,830,938
                Loews Corp. ........................               36,200          4,088,338
                Philip Morris Companies Inc. .......               86,600          3,599,313
                Polaroid Corp. .....................               60,100          3,076,369
                Reebok International Ltd. ..........               25,000          1,217,188
                RJR Nabisco Holdings Corp. .........              167,200          5,747,500
                                                                                 -----------
                                                                                  30,878,386
                                                                                 -----------


        Consumer Services (11.9%):
                ACNielsen Corporation  (b) .........              104,066          2,497,584
                Browning-Ferris ....................               49,700          1,891,706
                Case Corporation ...................               43,600          2,904,850
                Circus Circus Enterprises  (b) .....               35,200            886,600
                Deluxe Corp. .......................               63,500          2,131,219
                Dun & Bradstreet Corp. .............               50,000          1,418,750
                Fluor ..............................               36,800          1,973,400
                H & R Block Inc. ...................               74,200          2,865,975
                ITT Corp.  (b) .....................               64,000          4,336,000
                Liberty Media Group  (b) ...........               29,000            868,188
                Reuters Holdings PLC ADR ...........               28,000          1,995,000
                Toys R Us Holdings  (b) ............              125,900          4,469,450
                Viacom Inc - Class B  (b) ..........               97,900          3,096,088
                                                                                 -----------
                                                                                  31,334,810
                                                                                 -----------

        Energy (9.2%):
                Burlington Resources ...............               27,500          1,411,094
                Coastal Corp. ......................               35,900          2,198,875
                ELF Aquitaine ADR ..................               81,300          5,421,694
                Exxon Corp. ........................               18,000          1,153,125
                Mobil Corp. ........................               73,600          5,446,400
                Oryx Energy  (b) ...................               70,900          1,803,519
                Tosco Corp. ........................              111,000          3,864,188
                Unocal Corp. .......................               69,100          2,988,575
                                                                                 -----------
                                                                                  24,287,470
                                                                                 -----------

        Financial Services (19.0%):
                Allmerica Financial Corp. ..........               35,900          1,577,356
                Allstate Corp. .....................               39,600          3,182,850
                BankAmerica Corp. ..................               86,800          6,363,525
                Barnett Banks, Inc. ................               15,500          1,096,625
                CIGNA Corp. ........................               25,100          4,674,875
                Equitable Companies ................               65,100          2,673,169
                Everest Reinsurance Holdings .......               75,100          3,079,100
                First Union Corporation ............               22,000          1,101,375
                General RE Corporation .............               12,600          2,501,100
                Hartford Financial Services Group ..               14,200          1,222,088
                Morgan Stanley, Dean Witter,
                        Discover and Co. ...........               74,700          4,038,469
                NationsBank Corp. ..................               49,800          3,081,375
                Republic New York Corp. ............               15,100          1,715,738
                SAFECO Corp. .......................               61,600          3,264,800
                SLM Holdings Corp. .................               34,600          5,345,700
                Washington Mutual Inc. .............               72,930          5,086,855
                                                                                 -----------
                                                                                  50,005,000
                                                                                 -----------

                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Growth & Income Fund (Continued)
September 30, 1997

                                                                   Number of        Market
Name of Issuer                                                       Shares        Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
        Health Care (10.5%):
                Aetna Inc. .......................................      64,900  $  5,285,294
                American Home Products ...........................      32,700     2,387,100
                Amgen  (b) .......................................      27,000     1,294,313
                Bard, C.R ........................................      48,300     1,639,181
                Bristol-Myers Squibb .............................      37,500     3,103,125
                Columbia/HCA Healthcare ..........................     110,000     3,162,500
                Foundation Health Systems  (b) ...................      78,450     2,510,400
                Johnson & Johnson ................................      49,000     2,823,625
                Tenet Healthcare Inc.  (b) .......................      85,000     2,475,625
                Wellpoint Health Networks Incorporated  (b) ......      48,800     2,827,350
                                                                                 -----------
                                                                                  27,508,513
                                                                                 -----------

        Retailing (1.6%):
                Federated Department Stores  (b) .................      70,000     3,018,750
                Footstar Incorporated  (b) .......................      44,735     1,205,049
                                                                                 -----------
                                                                                   4,223,799
                                                                                 -----------

        Technology (6.0%):
                Cabletron Systems Inc.  (b) ......................      42,000     1,344,000
                CommScope Incorporated  (b) ......................      59,333       804,704
                International Business Machines Corporation ......      34,400     3,644,250
                NextLevel Systems Incorporated  (b) ..............      38,700       648,225
                Scientic-Atlanta Inc. ............................      93,600     2,117,700
                Silicon Graphics Inc.  (b) .......................     125,000     3,281,250
                Storage Technology Corporation  (b) ..............      40,000     1,912,500
                Sun Microsystems Inc.  (b) .......................      41,000     1,919,313
                                                                                 -----------
                                                                                  15,671,942
                                                                                 -----------

        Transportation (0.7%):
                Burlington Northern Santa Fe .....................      18,500     1,787,563
                                                                                 -----------
                                                                                   1,787,563
                                                                                 -----------

        Utilities (6.3%):
                Bell Atlantic ....................................      44,772     3,601,348
                Century Telephone Enterprises Incorporated .......      32,000     1,408,000
                CMS Energy Corp. .................................      31,400     1,161,800
                Entergy Company ..................................      64,000     1,668,000
                Illinova Corp. ...................................      70,600     1,522,313
                MCI Communications Corp. .........................      21,300       625,688
                New England Electric System ......................      35,500     1,393,375
                Pinnacle West Capital Corp. ......................      26,500       891,063
                Southern Company .................................      60,500     1,365,031
                Telecomunicacoes Brasileiras ADR .................      10,000     1,287,500
                Unicom Corp. .....................................      66,100     1,545,088
                                                                                 -----------
                                                                                  16,469,206
                                                                                 -----------
Total Common Stocks
                (cost: $213,243,848) .............................               249,865,873
                                                                                 -----------
Preferred Stocks (0.6%):
        Consumer Services (0.6%):
                News Corporation, Ltd. ADR .......................      85,000     1,524,687
                                                                                 -----------
Total Preferred Stocks
                (cost: $1,350,411) ...............................                 1,524,687
                                                                                 -----------
Short-Term Securities (4.6%):
        Repurchase Agreement (4.6%):
                State Street Bank & Trust Co. Master
                        Repurchase Agreement, 4.25%, dated 9/30/97
                        due 10/01/97, Collateralized by
                        U.S. Government Securities
                        (delivery value $12,288,657) ............. $ 12,287,207   12,287,207
                                                                                 -----------
Total Short-Term Securities
                (cost: $12,287,207) ..............................                12,287,207
                                                                                 -----------
Total Investments in Securities
                (cost: $226,881,466)(c)(100.4%) ..................               263,677,767
Other Assets Less Liabilities (-0.4%) ............................               (1,084,668)
                                                                                 -----------
Net Assets (100.0%) ..............................................              $262,593,099
                                                                                 ===========


----------
Notes to Schedule of Investments
(a) Securites are valued in accordance with procedures described in note 1 to the financial statements.
(b) Currently non-income producing.
(c) Cost is $226,919,894 for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

        Gross unrealized appreciation           $39,886,250
        Gross unrealized depreciation           (3,128,377)
                                                -----------
        Net unrealized appreciation             $36,757,873
                                                ===========

                                 See accompanying notes to financial statements.

Management Discussion
                                    Griffin Growth Fund
                    Portfolio Managers: Richard T. Whitney, Chairman
               Investment Advisory Committee, T. Rowe Price Associates, Inc.



What were some of the significant market factors that affected performance?

Stable economic growth and a low inflationary environment during the reporting period created nearly ideal capital market conditions. The equity markets remained strong during the last twelve months, but investment style and market capitalization were major determinants of performance. Specifically, stocks of the largest companies generally performed the best, while smaller, fast-growing companies generally demonstrated the poorest performance for the period as a whole. Among mid-caps, value stocks have outperformed growth stocks. Stocks within the Financial and Industrial sectors led performance, while the Health Care and Utilities sectors posted the lowest returns during the reporting period.

What were some of the strategies and techniques implemented during the year?

Our general strategy has remained consistent since the Fund's inception. We stay fully invested and do not attempt to time the direction of the market, as history shows that few can successfully beat a fully-invested approach. The portfolio is well diversified, currently owning over 250 stocks. The largest position, Maxim Integrated Products, Incorporated, a maker of integrated circuits, represented only 0.8% of the portfolio as of September 30, 1997. Our diversified approach reduces the potential volatility associated with sharp corrections of individual holdings

What themes can be seen in the current portfolio (industry weightings) and why?

The largest general categories within the portfolio are Technology and Health Care. Overall, our sector weightings are consistent with those of the Lipper MidCap Index. However, when compared to the S&P MidCap 400 Index, we have more exposure to the Technology sector and substantially less in Financials and Utilities. These weightings represent our belief that many technology companies display more promising growth rates than other industries, such as Utilities. Additionally, income is not a primary objective of the Fund.

What individual security holdings changed significantly during the year?

Due to our low turnover investment style, (22.4% for the twelve months ended September 30, 1997) many of our purchases during this period were companies that we already owned. Two of the largest new purchases included Sigma-Aldrich Corporation, a specialty chemical company, and ACE, Limited, an excess liability insurance company.

Most of our sales resulted from acquisition activity. For example, Bank One acquired First USA. Bank One is a fine company, but we sold our position because we feel Bank One no longer met selection parameters for securities in this portfolio. We sold several securities whose fundamentals faded, as we continuously evaluate the portfolio in an attempt to ensure that each security held has strong growth prospects.

By adding to the positions that have performed well for the Fund, and selling those stocks that fail to meet our expectations, the Fund has been able to minimize the amount of capital gains realized. This tax efficient approach helps minimize transaction costs and reduces or eliminates the scope of year-end capital gain distributions.

What is the strategy for the next six to twelve months?

Our strategy is very consistent. Our goal is to capture the performance of the ever-dynamic equity sector, utilizing diversification and a buy and hold investment approach. While the last few years have been extraordinary, we anticipate growth will continue, but that returns in the future will reflect more modest performance levels.

                              Griffin Growth Fund

The two charts below show the performance of both classes of shares of the Griffin Growth Fund compared with the Standard & Poor's MidCap 400 Index and the Lipper Mid-Cap Equity Funds Average. If you had invested $10,000 in Class A shares of the Griffin Growth Fund when the Fund commenced operations on June 12, 1995, and reinvested all dividends, the top chart would track the value of your investment through the period ended September 30, 1997. If you had invested
$10,000 in Class B shares of the Fund when they were first offered on June 12, 1995, and reinvested all dividends, the bottom chart would track the performance of your investment through the period ended September 30, 1997. The Standard & Poor's MidCap 400 Index is an unmanaged index of 400 publicly traded, middle capitalization stocks. The Lipper Mid-Cap Equity Funds Average is based on a universe of approximately 272 mutual funds tracked by Lipper Analytical Services, Inc. that have investment objectives similar to that of the Griffin Growth Fund. It is important to keep in mind that the Fund performance as depicted in the charts reflects the deduction of the maximum front-end sales charge of 4.5% with respect to Class A shares and the deduction of the maximum applicable contingent deferred sales charge (CDSC) of 3% with respect to Class B shares, while no such charges are deducted from the indexes. Of course, past performance is not an indicator of future results.

Griffin Growth Fund Class A

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects deduction of 4.5% sales charge)
One year................................................. 16.18%
Since Inception...........................................22.70%

Value of $10,000 Invested




Griffin Growth          S&P MidCap 400       Lipper MidCap Equity
    Fund                     Index                 Average
             Dollar                 Dollar                  Dollar
Months       Value     Months       Value      Months       Value
------       -----     ------       -----      ------       -----
Initial    $ 9,550     Initial     $10,000     Initial     $10,000
Jun        $ 9,827     Jun         $10,265     Jun         $10,000
Sep        $11,135     Sep         $11,266     Sep         $11,101
Dec        $11,359     Dec 95      $11,425     Dec 95      $11,310
Mar        $12,000     Mar         $12,129     Mar         $11,998
Jun        $12,680     Jun         $12,479     Jun         $12,602
Sep        $13,178     Sep         $12,845     Sep         $13,012
Dec        $13,341     Dec 96      $13,623     Dec 96      $13,316
Mar        $12,221     Mar         $13,420     Mar         $12,539
Jun        $14,289     Jun         $15,393     Jun         $14,519
Sep        $16,032     Sep         $17,868     Sep         $16,625


Griffin Growth Fund Class B

[CHART APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS*
(reflects a sales charge deduction of 5.0% for the one year and 3.0% for the since inception period)
One year..................................................16.09%
Since Inception...........................................23.65%

Value of $10,000 Invested


Griffin Growth          S&P MidCap 400       Lipper MidCap Equity
    Fund                     Index                 Average
             Dollar                 Dollar                  Dollar
Months       Value     Months       Value      Months       Value
------       -----     ------       -----      ------       -----
Initial    $10,000     Initial     $10,000     Initial     $10,000
Jun        $10,270     Jun         $10,265     Jun         $10,000
Sep        $11,650     Sep         $11,266     Sep         $11,101
Dec 95     $11,871     Dec 95      $11,425     Dec 95      $11,310
Mar        $12,532     Mar         $12,129     Mar         $11,998
Jun        $13,233     Jun         $12,479     Jun         $12,602
Sep        $13,725     Sep         $12,845     Sep         $13,012
Dec 96     $13,885     Dec 96      $13,623     Dec 96      $13,316
Mar        $12,704     Mar         $13,420     Mar         $12,539
Jun        $14,828     Jun         $15,393     Jun         $14,519
Sep        $16,319     Sep         $17,868     Sep         $16,625


* During the period certain fees and expenses were waived and reimbursed by the Advisor, Administrator and Distributor. In the absence of these reimbursements, the total return would have been lower.

Schedule of Investments
Griffin Growth Fund
September 30, 1997

[PIE CHART APPEARS HERE]

Business Services                 10%
Capital Equipment                  5%
Consumer Cyclicals                 4%
Consumer Non-Durables              6%
Financial Services                 9%
Health Care                       12%
Media Communications               6%
Other                              6%
Resources                          7%
Retailing                          9%
Technology                        26%


Investment Categories Reflect Percentages of Investments in Securities

                                                                   Number of        Market
Name of Issuer                                                       Shares        Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)
Common Stocks (98.5%):
        Business Services (10.6%):
                AccuStaff Inc.  (b) .......................          6,800        $  214,200
                Air Express International .................          8,400           306,600
                Apollo Group Incorporated  (b) ............          5,200           220,350
                ASA Holdings ..............................          5,900           165,937
                Carnival Corp. ............................          4,800           222,000
                Catalina Marketing Corp.  (b) .............          3,600           187,200
                CKS Group Incorporated  (b) ...............          4,400           165,000
                Cognizant Corporation .....................          5,000           203,750
                Comair Holdings Inc. ......................          7,350           197,531
                CUC International Inc.  (b) ...............          7,418           229,958
                Equifax Inc. ..............................          6,900           216,918
                Equity Corporation International  (b) .....          5,400           125,887
                Interim Services Incorporated  (b) ........          7,700           216,562
                Kansas City Southern Industries Inc. ......          7,400           254,837
                Manpower Inc. .............................          4,200           165,900
                Mutual Risk Management LTD ................          5,900           299,793
                Omnicom Group .............................          2,500           181,875
                Outdoor Systems Inc.  (b) .................          9,100           238,875
                Paychex Inc. ..............................          5,100           177,862
                Quintiles Transnational Corporation  (b) ..          3,300           278,025
                The Registry Incorporated  (b) ............          4,160           191,880
                Reuters Holdings PLC ADR ..................          2,500           178,125
                Robert Half International Inc  (b) ........          7,350           304,106
                Romac International  (b) ..................          5,600           244,300
                Service Corporation International .........          5,700           183,468
                Superior Services  (b) ....................          8,000           228,000
                Sylvan Learning Systems  (b) ..............          4,350           190,856
                The Vincam Group  (b) .....................          5,500           158,125
                U.S.A. Waste Services Inc.  (b) ...........          8,000           319,000
                Werner Enterprises Inc. ...................          6,850           166,112
                Wisconsin Central Transportation Corp.  (b)          5,000           159,062
                                                                                  ----------
                                                                                   6,592,094
                                                                                  ----------
        Capital Equipment (4.9%):
                Agco Corp. ................................          5,600           177,450
                Alamo Group Inc. ..........................          5,800           134,487
                Danaher Corp. .............................          4,400           255,200
                Donaldson Company, Inc. ...................          4,100           196,800
                Greenfield Industries Inc. ................          4,500           129,375
                IDEX Corporation ..........................          6,250           214,843
                Kennametal Inc. ...........................          3,900           189,150
                Littlelfuse Inc.  (b) .....................          6,000           209,250
                MSC Industrial Direct Inc. ................          4,600           211,600
                Parker-Hannifin ...........................          5,250           236,250
                Roper Industries Inc. .....................          7,000           236,250
                SPX Corporation ...........................          3,000           175,875
                Thermedics Incorporated  (b) ..............          8,200           154,775
                Tyco International LTD ....................          2,800           229,775
                Unisource Worldwide Inc. ..................          5,950           113,050
                US Filter Corporation .....................          3,800           163,637
                                                                                  ----------
                                                                                   3,027,767
                                                                                  ----------
        Consumer Cyclicals (4.4%):
                American Standard Companies  (b) ..........          3,500           140,437
                BE Aerospace Inc.  (b) ....................          6,700           241,200
                Bed Bath & Beyond  (b) ....................          7,900           277,487
                Harley-Davidson Inc. ......................          6,200           180,962
                Harman International Industries ...........          3,310           165,706
                Lennar Corp. ..............................          4,500           191,250
                Lilly Industries Inc. .....................          7,800           163,800
                National Health Investors .................          4,600           178,825
                Oakwood Homes Corp. .......................          7,100           201,462
                Rouse Company .............................          5,600           173,600
                Security Capital Pacific Trust ............          7,300           171,550
                Sherwin-Williams Co. ......................          6,300           185,456
                Sunbeam Oster Corp. .......................          5,600           248,500
                Williams-Sonoma Inc.  (b) .................          5,400           230,850
                                                                                  ----------
                                                                                   2,751,085
                                                                                  ----------
        Consumer/ Non-Durable (6.6%):
                Alberto-Culver Company ....................          4,900           149,144
                Callaway Golf Co ..........................          3,900           136,013
                Ecolab ....................................          5,200           252,525
                First Brands Corporation ..................          5,000           133,750
                Goodmark Foods ............................          4,800            82,200
                Gucci Group ...............................          3,100           145,313
                Gymboree Corporation  (b) .................          4,300           111,800
                International Multifoods Corporation ......          5,800           172,188
                Jones Apparel Group Inc.  (b) .............          4,600           248,400
                Lancaster Colony Inc. .....................          4,965           263,766
                Mattel Inc. ...............................          6,425           212,828
                Nautica Enterprises Inc.  (b) .............          6,500           182,813
                Pioneer Hi-Bred International .............          2,100           191,100
                Quiksilver Incorporated  (b) ..............          6,000           219,000
                Robert Mondavi Corp  (b) ..................          5,700           312,075
                Sealed Air Corp.  (b) .....................          3,500           192,281
                Tootsie Roll Industries Inc. ..............          4,500           228,375
                Ultratech Stepper Inc.  (b) ...............          4,500           153,000
                Unifi Inc. ................................          4,500           184,214
                Warnaco Group Inc. ........................          5,100           161,925
                Westwood One Inc.  (b) ....................          6,500           206,375
                Wolverine World Wide ......................          6,800           171,700
                                                                                  ----------
                                                                                   4,110,785
                                                                                  ----------

                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Growth Fund (Continued)
September 30, 1997

                                                                   Number of        Market
Name of Issuer                                                       Shares        Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

Financial Services (10.0%):
        Aames Financial Corporation ...........                      5,150        $   83,366
        ACE Limited ...........................                      3,200           300,800
        Ambac Financial Group Inc. ............                      6,200           252,263
        Bank of New York Co. Inc. .............                      5,600           268,800
        City National Corp. ...................                      7,800           249,600
        Equitable of Iowa Companies ...........                      3,500           234,500
        Finova Group Inc. .....................                      2,900           274,413
        First American Corp., Tennessee .......                      8,600           420,325
        Franklin Resources Inc. ...............                      5,400           502,875
        Green Tree Financial Corp. ............                      5,000           235,000
        Investment Technology Group  (b) ......                      9,500           258,875
        JSB Financial Incorporated ............                      5,100           249,581
        Mercantile Bancorporation Inc. ........                      2,312           176,001
        Mercury General Corporation ...........                        600            52,500
        MGIC Investment Corporation ...........                      4,600           263,638
        Northern Trust Corporation ............                      5,000           295,625
        Progressive Corporation ...............                      3,000           321,375
        Raymond James Financial lnc ...........                      7,650           275,400
        Schwab (Charles) Corp. ................                      9,900           353,925
        State Street Boston Corporation .......                      5,300           322,969
        UICI  (b) .............................                      5,400           155,250
        United Asset Management Corp. .........                      7,100           203,681
        U.S. Bancorp ..........................                      2,200           212,300
        Vesta Insurance Group .................                      4,750           270,750
                                                                                  ----------
                                                                                   6,233,812
                                                                                  ----------
Health Care (12.2%):
Drugs & Medicine (3.8%):
        Amgen  (b) ............................                      4,100           196,544
        Amway Asia Pacific LTD ................                      4,900           143,631
        Biochem Pharma Inc.  (b) ..............                      6,000           189,000
        Biogen Inc.  (b) ......................                      3,900           126,506
        Cardinal Health Inc. ..................                      4,550           323,050
        Dura Pharmaceuticals Inc.  (b) ........                      3,800           165,775
        Elan PLC ADR  (b) .....................                      3,000           150,188
        Gilead Sciences Inc.  (b) .............                      4,300           190,813
        Guilford Pharmaceuticals Inc.  (b) ....                      4,800           141,600
        Human Genome Sciences Inc.  (b) .......                      4,000           172,250
        Isis Pharmaceuticals  (b) .............                      5,800           103,313
        Life Technologies Inc. ................                      6,700           202,675
        Protein Design Labs Incorporated  (b) .                      4,200           162,750
        TheraTech Incorporated  (b) ...........                     10,600           123,225
                                                                                  ----------
                                                                                   2,391,320
                                                                                  ----------
Health Care/Non-Drug (3.0%):
        Arterial Vascular Engineering Inc.  (b)                      4,000           222,000
        Boston Scientific Corporation  (b) ....                      6,000           331,125
        Guidant Corporation ...................                      6,600           369,600
        Medtronic Inc. ........................                      4,700           220,900
        Omnicare Inc. .........................                      5,200           169,000
        Physio-Control International Corp. (b)                       6,400           108,400
        Sola International Inc.  (b) ..........                      4,200           144,113
        Teleflex Inc. .........................                      5,400           186,975
        VISX Incorporated  (b) ................                      5,300           135,150
                                                                                  ----------
                                                                                   1,887,263
                                                                                  ----------
HMO/Hospital Management (5.4%):
        Compdent Corporation  (b) .............                      5,200           130,000
        Genesis Health Ventures  (b) ..........                      5,100           198,581
        Health Management Association CL A (b)                       8,575           271,184
        Healthcare & Retirement Corp.  (b) ....                      6,450           239,859
        HealthSouth Corp.  (b) ................                      3,500            93,406
        Lincare Holdings Incorporated  (b) ....                      3,700           186,619
        MedPartners Incorporated New  (b) .....                      7,196           154,264
        Orthodontic Centers of America  (b) ...                      7,000           140,000
        Oxford Health Plans Inc.  (b) .........                      3,800           284,525
        PacifiCare Health Systems  (b) ........                      1,500           102,188
        PhyCor Inc.  (b) ......................                      5,500           159,844
        Quorum Health Group Incorporated  (b) .                     10,650           260,259
        Renal Treatment Centers  (b) ..........                      6,700           238,269
        Tenet Healthcare Corp.  (b) ...........                      7,015           204,312
        United HealthCare Corp. ...............                      3,300           165,000
        Universal Health Services  (b) ........                      6,200           268,150
        Vencor Inc.  (b) ......................                      6,000           247,500
                                                                                  ----------
                                                                                   3,343,960
                                                                                  ----------

Total Health Care .............................                                    7,622,543
                                                                                  ----------
Media & Communications (6.0%):
        360 Communications Company  (b) .......                      7,200           150,300
        Belo (A.H.) Corp. .....................                      4,600           223,100
        Carmike Cinemas Inc.  (b) .............                      6,600           198,000
        Centennial Cellular Corp.  (b) ........                      5,100            87,338
        Central Newspaper Inc. ................                      3,100           230,175
        Chancellor Media Corporation  (b) .....                      3,700           194,713
        Clear Channel Communications Inc.  (b)                       6,800           441,150
        CommNet Cellular Inc.  (b) ............                      6,200           217,388
        Cox Communications  (b) ...............                      6,500           179,156
        Emmis Broadcasting Corp.  (b) .........                      4,600           219,650
        Jacor Communications Inc.  (b) ........                      5,400           238,613
        Powertel Incorporated  (b) ............                      8,800           167,200
        Reynolds & Reynolds ...................                      5,400           104,963
        U.S. Cellular Corp.  (b) ..............                      3,900           143,813
        Valassis Communications  (b) ..........                      6,200           197,625
        Vodafone Group PLC ADR ................                      5,100           274,125
        Wallace Computer Services .............                      5,700           210,188
        WorldCom Incorporated  (b) ............                      7,700           272,388
                                                                                  ----------
                                                                                   3,749,885
                                                                                  ----------
Resources (7.0%):
        AES Corp.  (b) ........................                      7,700           336,875
        Airgas Inc.  (b) ......................                      9,300           157,519
        Apache Corp. ..........................                      4,500           192,938
        B J Services Co.  (b) .................                      2,900           215,325
        Barrett Resources Corporation Inc.  (b)                      4,400           171,325
        Camco International Inc. ..............                      3,900           272,025
        Devon Energy Corporation ..............                      5,100           224,400
        Noble Affiliates ......................                      4,100           183,475
        Noble Drilling Corporation  (b) .......                      7,300           235,425
        Nuevo Energy Co.  (b) .................                      3,100           148,413
        Pride International Inc.  (b) .........                      8,800           299,200
        Sigma-Aldrich Corporation .............                      8,500           279,969
        Smith International  (b) ..............                      4,700           365,131
        Sonat Inc. ............................                      3,700           188,238
        Sybron International Corp.  (b) .......                      5,600           240,450
        Tosco Corp. ...........................                      8,600           299,388
        Triton Energy  (b) ....................                      3,400           140,888

                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Growth Fund (Continued)
September 30, 1997

                                                                   Number of        Market
Name of Issuer                                                       Shares        Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

        United Meridian Corp.  (b) ...............                    4,500       $  165,375
        Valspar Corp. ............................                    8,000          251,000
                                                                                  ----------
                                                                                   4,367,359
                                                                                  ----------
Retailing (9.6%):
        Applebees International Inc. .............                    4,800          120,000
        Autozone Inc.  (b) .......................                    6,100          183,000
        Borders Group Incorporated  (b) ..........                    9,100          250,250
        CDW Computer Centers Inc.  (b) ...........                    3,000          194,250
        Circuit City Stores Inc. .................                    4,600          185,438
        CompUSA Inc.  (b) ........................                    7,500          262,500
        Dollar General Corp. .....................                   13,413          456,880
        Extended Stay America Lodging Inc.  (b) ..                    7,200          108,000
        Harcourt General Incorporated ............                    3,000          148,688
        HFS Inc.  (b) ............................                    4,400          327,525
        Host Marriott  (b) .......................                    8,300          188,825
        La Quinta Inns Inc. ......................                    6,200          146,088
        Land's End Inc.  (b) .....................                    6,900          212,606
        Mirage Resorts Inc.  (b) .................                    6,700          201,838
        OfficeMax Incorporated  (b) ..............                   10,300          156,431
        Outback Steakhouse Inc.  (b) .............                    5,000          138,125
        Petco Animal Supplies Inc.  (b) ..........                    6,400          200,800
        Quality Food Centers Inc.  (b) ...........                    3,100          126,906
        Richfood Holdings Inc. ...................                    8,600          223,063
        Safeway Inc.  (b) ........................                    4,700          255,563
        Sbarro Inc. ..............................                    6,000          168,000
        Schein (Henry) Incorporated ..............                    6,200          221,650
        Starbucks Corp.  (b) .....................                    4,500          188,156
        The Men's Wearhouse Inc.  (b) ............                    6,000          223,500
        The Sports Authority  (b) ................                    7,400          137,825
        Tiffany & Company ........................                    4,600          195,500
        TJX Companies Inc. .......................                    7,000          213,938
        U.S. Office Products  (b) ................                    5,000          176,250
        Viking Office Products  (b) ..............                    7,200          156,600
        Zale Corp.  (b) ..........................                    7,700          199,719
                                                                                  ----------
                                                                                   5,967,914
                                                                                  ----------
Technology (27.2%):
Communications Equipment (2.1%):
        Aspect Telecommunications Corp.  (b) .....                    7,000          163,625
        Checkpoint Systems Incorporated ..........                    6,800           99,450
        Coherent Communications Systems Corp.  (b)                    5,300          150,388
        Comverse Technology Incorporated  (b) ....                    2,800          147,700
        DSP Communications Inc.  (b) .............                    6,100          127,719
        Ericsson L.M. Telephone Co. ADR ..........                    4,600          220,513
        Tellabs Inc.  (b) ........................                    7,400          381,100
                                                                                  ----------
                                                                                   1,290,495
                                                                                  ----------
Computer Communications (2.7%):
        3Com Corp.  (b) ..........................                    6,500          333,125
        Adaptec Incorporated  (b) ................                    4,500          210,375
        Ascend Communications Inc.  (b) ..........                    8,930          289,109
        Cisco Systems Inc.  (b) ..................                    3,600          263,025
        Electronics for Imaging Inc.  (b) ........                    5,500          280,500
        Intermedia Communications  (b) ...........                    4,100          192,444
        Network General Corp.  (b) ...............                    5,900          114,313
                                                                                  ----------
                                                                                   1,682,891
                                                                                  ----------
Computer/Electronic Equipment (4.1%):
        ASM Lithography Holding N.V.  (b) ........                    2,000          197,500
        Cognex Corp.  (b) ........................                    6,000          197,250
        Coherent Inc.  (b) .......................                    4,600          254,725
        Dionex Corporation  (b) ..................                    3,420          184,466
        EMC Corp-Mass  (b) .......................                    4,900          286,038
        KLA Tencor Corp.  (b) ....................                    3,300          222,956
        Lam Research Corp.  (b) ..................                    2,700          125,550
        Security Dynamics Technologies Inc.  (b) .                    5,600          207,900
        Symbol Technologies Inc. .................                    7,800          342,713
        Teradyne Inc.  (b) .......................                    3,300          177,581
        Thermo Electron Corporation  (b) .........                    4,650          186,000
        Waters Corporation  (b) ..................                    4,600          203,263
                                                                                  ----------
                                                                                   2,585,942
                                                                                  ----------
Computer Services (3.8%):
        ABR Information Services Incorporated  (b)                    6,300          174,038
        Affiliated Computer Services  (b) ........                    7,500          185,625
        America Online Delaware Inc.  (b) ........                    3,000          226,313
        Cambridge Technology Partners  (b) .......                    6,700          239,944
        DST Systems Incorporated  (b) ............                    4,100          151,700
        First Data Corp. .........................                    4,302          161,594
        HBO & Co. ................................                    9,800          369,950
        Incyte Pharmaceuticals Incorporated  (b) .                    2,000          168,000
        Primark Corporation  (b) .................                    6,400          189,200
        Saville Systems Ireland PLC  (b) .........                    4,500          316,125
        Shared Medical Systems Corp ..............                    4,000          211,500
                                                                                  ----------
                                                                                   2,393,989
                                                                                  ----------
Computer Software (7.1%):
        Adobe Systems Inc. ...................                       4,800           241,800
        Baan Company  (b) ....................                       3,000           213,000
        BMC Software Inc.  (b) ...............                       6,400           414,400
        Cadence Design Systems  (b) ..........                       6,050           323,675
        CBT Group PLC ADR  (b) ...............                       2,900           232,725
        Citrix Systems Inc.  (b) .............                       3,800           191,306
        Compuware Corp.  (b) .................                       5,800           350,900
        IDX Systems Corporation  (b) .........                       5,900           203,919
        Intuit  (b) ..........................                       4,600           147,200
        McAfee Associates Incorporated  (b) ..                       4,800           254,400
        Oracle Corp.  (b) ....................                       8,750           318,828
        Parametric Technology Corp.  (b) .....                       4,100           180,912
        People Soft Inc.  (b) ................                       4,700           280,825
        Rational Software Corporation  (b) ...                       3,500            56,000
        Remedy Corporation  (b) ..............                       3,300           113,643
        Sterling Commerce Inc.  (b) ..........                       7,300           262,343
        Symantec Corp.  (b) ..................                       9,300           211,575
        Synopsys Inc.  (b) ...................                       3,800           161,500
        Visio Corporation  (b) ...............                       6,200           258,850
                                                                                  ----------
                                                                                   4,417,801
                                                                                  ----------
Electronics (5.4%):
        Altera Corporation  (b) ..............                       6,400           328,000
        Analog Devices  (b) ..................                       6,000           201,000
        Andrew Corp.  (b) ....................                       6,900           180,694
        Atmel Corp.  (b) .....................                       5,000           182,188
        Lattice Semiconductor Corporation  (b)                       2,500           162,813

                                 See accompanying notes to financial statements.

Schedule of Investments
Griffin Growth Fund (Continued)
September 30, 1997

                                                                   Number of        Market
Name of Issuer                                                       Shares        Value (a)
--------------------------------------------------------------------------------------------
(Percentages of each investment category relate to total net assets)

                Linear Technology Corp. .......................         6,400    $   440,000
                Maxim Integrated Products Inc.  (b) ...........         7,100        507,206
                Microchip Technology Inc.  (b) ................         4,900        221,266
                Molex Inc CL A ................................         6,781        276,326
                Raychem Corp. .................................         2,500        211,250
                SCI Systems Inc.  (b) .........................         6,900        341,981
                SDL Incorporated  (b) .........................         5,100        103,275
                Xilinx Inc.  (b) ..............................         4,200        212,625
                                                                                  ----------
                                                                                   3,368,624
                                                                                  ----------
        Other Technology (2.0%):
                Diebold Incorporated ..........................         5,000        236,875
                Gateway 2000  (b) .............................         4,000        125,750
                Gulfstream Aerospace Corporation  (b) .........         4,000        116,000
                Ikon Office Solutions Inc. ....................         6,200        158,488
                Stratus Computer Inc.  (b) ....................         2,500        120,938
                Sun Microsystems Inc.  (b) ....................         9,800        458,763
                                                                                  ----------
                                                                                   1,216,814
                                                                                  ----------

        Total Technology ......................................                   16,956,556
                                                                                  ----------

Total Common Stocks
                (cost: $46,445,681) ...........................                   61,379,800
                                                                                  ----------

Short-Term Securities (6.4%):
        Repurchase Agreement (6.4%):
                State Street Bank & Trust Co. Master
                        Repurchase Agreement, 4.25%, dated 9/30/97
                        due 10/01/97, Collateralized by
                        U.S. Government Securities
                        (delivery value $3,962,363) ...........   $  3,961,895     3,961,895
                                                                                  ----------
Total Short-Term Securities
                (cost: $3,961,895) ............................                    3,961,895
                                                                                  ----------
Total Investments in Securities
                (cost: $50,407,576)(c)(104.9%) ................                   65,341,695
Other Assets Less Liabilities (-4.9%) .........................                  (3,030,171)
                                                                                  ----------
Net Assets (100.0%) ...........................................                  $62,311,524
                                                                                  ==========


----------
Notes to Schedule of Investments
(a) Securites are valued in accordance with procedures described in note 1 to the financial statements.
(b) Currently non-income producing.
(c) Cost is the same for federal income tax purposes. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

        Gross unrealized appreciation           $15,888,254
        Gross unrealized depreciation             (954,135)
                                                 ----------
        Net unrealized appreciation             $14,934,119
                                                 ==========

                                 See accompanying notes to financial statements.

Statements of Assets and Liabilities

September 30, 1997

                                                                                 Money        Tax-Free      Short-Term
                                                                                 Market         Money          Bond
Assets                                                                           Fund        Market Fund       Fund
                                                                             ============   ============   ============
Investments:
            In securities, at market value* (note 1) .....................   $228,135,896   $ 15,904,944   $ 47,687,742
Cash .....................................................................              0        301,998              0
Receivables:
            Dividends and Interest .......................................      1,027,117        125,852        893,944
            Fund shares sold .............................................      2,798,459        229,204      1,979,894
            Investment securities sold ...................................              0              0        729,379
            Other receivables ............................................              0              0            119
Organization expenses, net of amortization (note 1) ......................         17,958         17,958         13,775
                                                                             ------------   ------------   ------------

                                                  Total assets ...........    231,979,430     16,579,956     51,304,853
                                                                             ------------   ------------   ------------

Liabilities

Distributions to shareholders ............................................        937,962         41,144        209,247
Fund shares redeemed .....................................................      1,090,737         57,052         66,734
Payable for securities purchased .........................................              0        300,881        652,452
Payable for advisory fees ................................................         21,429              0              0
Payable for distribution fees ............................................         36,531            668            104
Payable for administration fees ..........................................         36,531          2,607          6,533
Other accrued expenses ...................................................         82,140         16,547         41,625
                                                                              -----------    -----------    -----------
                                                  Total liabilities ......      2,205,330        418,899        976,695
                                                                              -----------    -----------    -----------

                                                  Net Assets .............   $229,774,100   $ 16,161,057   $ 50,328,158
                                                                             ============   ============   ============

Net assets consist of:
            Capital stock, Class A or single class .......................        229,757         16,166          4,972
            Capital stock, Class B .......................................            N/A            N/A             29
            Additional paid in capital, Class A or single class               229,527,176     16,149,584     49,899,176
            Additional paid in capital, Class B ..........................            N/A            N/A        173,039
            Undistributed net investment income ..........................         17,212           (29)              0
            Accumulated net realized gain (loss) on investments and
              futures contracts ..........................................           (45)        (4,664)       (37,925)
            Net unrealized appreciation (depreciation) on investments
              and futures contracts ......................................              0              0        288,867
                                                                              -----------    -----------    -----------
                                                  Net Assets .............   $229,774,100   $ 16,161,057   $ 50,328,158
                                                                             ============   ============   ============

Computation of net asset value and offering price (note 4):
            Net assets, Class A or single class ..........................   $229,774,100   $ 16,161,057   $ 50,152,828
            Shares outstanding, Class A or single class ..................    229,756,933     16,165,750      4,972,204
            Net asset value, Class A or single class .....................   $       1.00   $       1.00   $      10.09
            Maximum offering price, Class A or single class ..............   $       1.00   $       1.00   $      10.46
            Net assets, Class B ..........................................            N/A            N/A   $    175,330
            Shares outstanding, Class B ..................................            N/A            N/A         17,395
            Net asset value and offering price, Class B ..................            N/A            N/A   $      10.08

* Investments in securities, at identified cost ..........................   $228,135,896   $ 15,904,944   $ 47,398,875

                                  See accompanying notes to financial statements

                                                                                U.S.                          Municipal
                                                                             Government         Bond            Bond
Assets                                                                      Income Fund         Fund            Fund
                                                                           =============    ============    ============
Investments:
            In securities, at market value* (note 1) ....................   $ 86,533,046    $ 56,945,262    $ 10,253,453
Cash ....................................................................         68,940               0             708
Receivables:
            Dividends and Interest ......................................        577,645         878,524         121,477
            Fund shares sold ............................................      1,105,826       1,178,242          94,970
            Investment securities sold ..................................              0       1,738,583               0
            Other receivables ...........................................            575           1,414           1,888
Organization expenses, net of amortization (note 1) .....................         17,958          17,958          17,958
                                                                            ------------    ------------    ------------

                               Total assets .............................     88,303,990      60,759,983      10,490,454
                                                                            ------------    ------------    ------------

Liabilities

Distributions to shareholders ...........................................        390,130         266,803          34,257
Fund shares redeemed ....................................................        291,278         177,471          24,242
Payable for securities purchased ........................................      6,990,736       2,900,705         386,189
Payable for advisory fees ...............................................              0               0               0
Payable for distribution fees ...........................................         17,855           5,040             253
Payable for administration fees .........................................         12,406           8,687               0
Other accrued expenses ..................................................         51,168          45,412           2,354
                                                                            ------------    ------------    ------------

                               Total liabilities ........................      7,753,573       3,404,118         447,295
                                                                            ------------    ------------    ------------

                               Net Assets ...............................   $ 80,550,417    $ 57,355,865    $ 10,043,159
                                                                            ============    ============    ============

Net assets consist of:
            Capital stock, Class A or single class ......................          8,335           6,360           1,035
            Capital stock, Class B ......................................            429              48              46
            Additional paid in capital, Class A or single class               76,040,567      56,439,732       9,366,501
            Additional paid in capital, Class B .........................      3,963,366         431,554         419,782
            Undistributed net investment income .........................          7,584           1,645             568
            Accumulated net realized gain (loss) on investments and
              futures contracts .........................................       (310,044)       (191,512)       (126,960)
            Net unrealized appreciation (depreciation) on investments
              and futures contracts .....................................        840,180         668,038         382,187
                                                                             -----------     -----------     -----------
                               Net Assets ...............................   $ 80,550,417    $ 57,355,865    $ 10,043,159
                                                                            ============    ============    ============
Computation of net asset value and offering price (note 4):
            Net assets, Class A or single class .........................   $ 76,604,703    $ 56,923,299    $  9,612,467
            Shares outstanding, Class A or single class .................      8,334,837       6,359,983       1,035,069
            Net asset value, Class A or single class ....................   $       9.19    $       8.95    $       9.29
            Maximum offering price, Class A or single class .............   $       9.62    $       9.37    $       9.73
            Net assets, Class B .........................................   $  3,945,714    $    432,566    $    430,692
            Shares outstanding, Class B .................................        428,981          48,367          46,363
            Net asset value and offering price, Class B .................   $       9.20    $       8.94    $       9.29

* Investments in securities, at identified cost .........................   $ 85,692,866    $ 56,277,224    $  9,872,547


                                                                              California        Growth &
                                                                               Tax-Free          Income          Growth
                                                                                 Fund             Fund            Fund
Assets                                                                      =============    =============    ============
Investments:
            In securities, at market value* (note 1) ....................   $  30,912,786    $ 263,677,767   $  65,341,695
Cash ....................................................................           5,315                0               0
Receivables:
            Dividends and Interest ......................................         469,855          345,163          21,888
            Fund shares sold ............................................         214,113        1,664,810         363,538
            Investment securities sold ..................................               0        2,280,416         132,613
            Other receivables ...........................................             218           25,113           6,558
Organization expenses, net of amortization (note 1) .....................          17,958           17,958          13,775
                                                                            -------------    -------------   -------------

                               Total assets .............................      31,620,245      268,011,227      65,880,067
                                                                            -------------    -------------   -------------

Liabilities

Distributions to shareholders ...........................................         108,756                0               0
Fund shares redeemed ....................................................          19,868        4,793,550       3,325,713
Payable for securities purchased ........................................         639,550          205,556         116,398
Payable for advisory fees ...............................................               0          200,000          50,000
Payable for distribution fees ...........................................           7,708           73,328          14,812
Payable for administration fees .........................................           4,789           41,069           9,927
Other accrued expenses ..................................................          18,478          104,625          51,693
                                                                            -------------    -------------   -------------

                               Total liabilities ........................         799,149        5,418,128       3,568,543
                                                                            -------------    -------------   -------------

                               Net Assets ...............................   $  30,821,096    $ 262,593,099   $  62,311,524
                                                                            =============    =============   =============

Net assets consist of:
            Capital stock, Class A or single class ......................           3,159           10,733           3,475
            Capital stock, Class B ......................................             572            1,824             249
            Additional paid in capital, Class A or single class                25,280,576      166,447,106      45,467,806
            Additional paid in capital, Class B .........................       4,549,576       29,741,854       3,241,629
            Undistributed net investment income .........................           4,661            5,222               0
            Accumulated net realized gain (loss) on investments and
              futures contracts .........................................        (225,765)      29,590,059      (1,335,754)
            Net unrealized appreciation (depreciation) on investments
              and futures contracts .....................................       1,208,317       36,796,301      14,934,119
                                                                            -------------    -------------   -------------
                               Net Assets ...............................   $  30,821,096    $ 262,593,099   $  62,311,524
                                                                            =============    =============   =============
Computation of net asset value and offering price (note 4):
            Net assets, Class A or single class .........................   $  26,095,857    $ 224,523,943   $  58,180,003
            Shares outstanding, Class A or single class .................       3,158,932       10,732,969       3,475,205
            Net asset value, Class A or single class ....................   $        8.26    $       20.92   $       16.74
            Maximum offering price, Class A or single class .............   $        8.65    $       21.91   $       17.53
            Net assets, Class B .........................................   $   4,725,239    $  38,069,156   $   4,131,521
            Shares outstanding, Class B .................................         571,839        1,823,989         249,059
            Net asset value and offering price, Class B .................   $        8.26    $       20.87   $       16.59

* Investments in securities, at identified cost .........................   $  29,704,469    $ 226,881,466   $  50,407,576

                                  See accompanying notes to financial statements

Statements of Operations

For the year ended September 30, 1997

                                                                        Money          Tax-Free       Short-Term
                                                                        Market          Money            Bond
                                                                         Fund        Market Fund         Fund
                                                                     ============    ============    ============
Investment income:
        Interest .................................................   $ 11,312,258    $    498,448    $  1,983,158
        Dividends (net of foreign withholding taxes of $45,148 and
          $1,575 for the Growth & Income Fund
          and Growth Fund, respectively) .........................              0               0               0
                                                                     ------------    ------------    ------------

                               Total Income ......................     11,312,258         498,448       1,983,158
                                                                     ------------    ------------    ------------

Expenses:
        Advisory fees (note 2) ...................................      1,020,925          68,154         161,913
        Administration and accounting fees (note 2) ..............        408,370          27,262          64,765
        Distribution fees (note 2) ...............................        408,370          27,262          82,558
        Amortization of organization expenses ....................         17,108          17,108           5,103
        Legal and audit fees .....................................         33,621          14,298          19,190
        Registration fees ........................................         30,334           5,045          16,038
        Directors' fees ..........................................          7,999           7,999           7,999
        Shareholder reports ......................................         27,787           1,684          17,325
        Insurance expense ........................................         14,547             913           1,509
        Custodian fees ...........................................         14,747           6,132           2,323
        Printing and postage .....................................         99,449          17,977          53,994
                                                                     ------------    ------------    ------------

                               Total expenses ....................      2,083,257         193,834         432,717
Less:
        Waived fees (note 2) .....................................       (995,592)       (101,360)       (248,346)
        Reimbursement from administrator (note 2) ................              0               0          (1,484)
        Expense reductions (note 5) ..............................           (255)           (699)           (666)
                                                                     ------------    ------------    ------------

                               Net expenses ......................      1,087,410          91,775         182,221
                                                                     ------------    ------------    ------------
                               Net investment income (loss) ......     10,224,848         406,673       1,800,937
                                                                     ------------    ------------    ------------

Realized and unrealized gain (loss) on investments:
        Net realized gain (loss) on sale of investments ..........            (45)              0           7,108
        Net realized gain (loss) on sale of futures contracts ....              0               0               0
        Net change in unrealized appreciation of investments .....              0               0         370,620
        Net change in unrealized appreciation of futures contracts              0               0               0
                                                                     ------------    ------------    ------------

        Net realized and unrealized gain (loss) on investments ...            (45)              0         377,728
                                                                     ------------    ------------    ------------
        Net increase in net assets resulting from operations .....   $ 10,224,803    $    406,673    $  2,178,665
                                                                     ============    ============    ============

                                  See accompanying notes to financial statements

Statements of Operations

For the year ended September 30, 1997

                                                                         U.S.                        Municipal
                                                                      Government       Bond            Bond
                                                                     Income Fund       Fund            Fund
                                                                    =============  =============   ============
Investment income:
        Interest .................................................   $ 4,217,672    $ 2,715,866    $   399,855
        Dividends (net of foreign withholding taxes of $45,148 and
          $1,575 for the Growth & Income Fund
          and Growth Fund, respectively) .........................             0              0              0
                                                                     -----------    -----------    -----------

                               Total Income ......................     4,217,672      2,715,866        399,855
                                                                     -----------    -----------    -----------

Expenses:
        Advisory fees (note 2) ...................................       303,786        201,308         39,097
        Administration and accounting fees (note 2) ..............       121,514         80,523         15,638
        Distribution fees (note 2) ...............................       179,280        103,885         22,554
        Amortization of organization expenses ....................        17,108         17,108         17,108
        Legal and audit fees .....................................        22,258         19,151         13,165
        Registration fees ........................................        16,189         18,859          5,084
        Directors' fees ..........................................         7,999          7,999          7,999
        Shareholder reports ......................................        17,748         15,985          1,362
        Insurance expense ........................................         3,725          2,233            546
        Custodian fees ...........................................        13,413          8,501          1,902
        Printing and postage .....................................        64,921         64,736         12,735
                                                                     -----------    -----------    -----------

                               Total expenses ....................       767,941        540,288        137,190
Less:
        Waived fees (note 2) .....................................      (356,750)      (271,465)       (75,200)
        Reimbursement from administrator (note 2) ................          (282)        (1,007)       (16,629)
        Expense reductions (note 5) ..............................        (1,948)        (2,138)          (543)
                                                                     -----------    -----------    -----------

                               Net expenses ......................       408,961        265,678         44,818
                                                                     -----------    -----------    -----------
                               Net investment income (loss) ......     3,808,711      2,450,188        355,037
                                                                     -----------    -----------    -----------

Realized and unrealized gain (loss) on investments:
        Net realized gain (loss) on sale of investments ..........       353,405        270,780         14,907
        Net realized gain (loss) on sale of futures contracts ....             0              0         (7,891)
        Net change in unrealized appreciation of investments .....     1,035,109        908,922        293,639
        Net change in unrealized appreciation of futures contracts             0              0          3,281
                                                                     -----------    -----------    -----------

        Net realized and unrealized gain (loss) on investments ...     1,388,514      1,179,702        303,936
                                                                     -----------    -----------    -----------
        Net increase in net assets resulting from operations .....   $ 5,197,225    $ 3,629,890    $   658,973
                                                                     ===========    ===========    ===========


                                                                     California        Growth &
                                                                      Tax-Free          Income         Growth
                                                                        Fund             Fund           Fund
                                                                    =============    ============   =============
Investment income:
        Interest .................................................   $  1,386,704    $    353,089    $     43,340
        Dividends (net of foreign withholding taxes of $45,148 and
          $1,575 for the Growth & Income Fund
          and Growth Fund, respectively) .........................              0       3,037,358         184,132
                                                                     ------------    ------------    ------------

                               Total Income ......................      1,386,704       3,390,447         227,472
                                                                     ------------    ------------    ------------

Expenses:
        Advisory fees (note 2) ...................................        131,759       1,100,393         249,984
        Administration and accounting fees (note 2) ..............         52,704         366,798          83,328
        Distribution fees (note 2) ...............................         95,454         649,604         126,912
        Amortization of organization expenses ....................         17,108          17,108           5,103
        Legal and audit fees .....................................         15,582          45,802          21,335
        Registration fees ........................................          2,930          48,359          16,836
        Directors' fees ..........................................          7,999           7,999           7,999
        Shareholder reports ......................................          3,620          33,443          18,915
        Insurance expense ........................................          1,882           9,354           1,849
        Custodian fees ...........................................          2,717          19,953          17,363
        Printing and postage .....................................         18,607          96,453          54,287
                                                                     ------------    ------------    ------------

                               Total expenses ....................        350,362       2,395,266         603,911
Less:
        Waived fees (note 2) .....................................       (183,506)       (956,765)       (215,165)
        Reimbursement from administrator (note 2) ................              0               0               0
        Expense reductions (note 5) ..............................         (2,603)         (2,596)           (232)
                                                                     ------------    ------------    ------------

                               Net expenses ......................        164,253       1,435,905         388,514
                                                                     ------------    ------------    ------------
                               Net investment income (loss) ......      1,222,451       1,954,542        (161,042)
                                                                     ------------    ------------    ------------

Realized and unrealized gain (loss) on investments:
        Net realized gain (loss) on sale of investments ..........        228,925      31,497,187      (1,043,448)
        Net realized gain (loss) on sale of futures contracts ....        (20,191)              0               0
        Net change in unrealized appreciation of investments .....        887,497      27,136,675      11,832,565
        Net change in unrealized appreciation of futures contracts          6,000               0               0
                                                                     ------------    ------------    ------------

        Net realized and unrealized gain (loss) on investments ...      1,102,231      58,633,862      10,789,117
                                                                     ------------    ------------    ------------
        Net increase in net assets resulting from operations .....   $  2,324,682    $ 60,588,404    $ 10,628,075
                                                                     ============    ============    ============

                                  See accompanying notes to financial statements

Statements of Changes in Net Assets

For the years ended September 30, 1997 and September 30, 1996

                                                                                                  Tax-Free
                                                          Money Market Fund                  Money Market Fund
                                                   ==============================    ==============================
                                                        Year               Year            Year              Year
                                                       Ended              Ended           Ended             Ended
                                                      9/30/97            9/30/96         9/30/97           9/30/96
Increase in net assets:
Operations:
        Net investment income (loss) ...........   $  10,224,848    $   7,637,141    $     406,673    $     312,984
        Net realized gain (loss)
          on sale of investments ...............            (45)            9,683                0              101
        Net change in unrealized appreciation
          (depreciation) of investments ........               0                0                0                0
                                                   -------------    -------------    -------------    -------------
              Net increase (decrease) in net
                assets resulting from operations      10,224,803        7,646,824          406,673          313,085
                                                   -------------    -------------    -------------    -------------

Distributions to shareholders:
    From net investment income
        Class A ................................    (10,224,848)      (7,629,613)        (406,673)        (312,984)
        Class B ................................             N/A              N/A              N/A              N/A
    From realized gain on investments
        Class A ................................               0          (7,529)                0                0
        Class B ................................             N/A              N/A              N/A              N/A
                                                   -------------    -------------    -------------    -------------
              Total distributions ..............    (10,224,848)      (7,637,142)        (406,673)        (312,984)

Net increase in net assets resulting
  from capital share transactions (note 4) .....      45,126,014      104,674,446        4,509,493        3,030,129
                                                   -------------    -------------    -------------    -------------

              Increase in net assets ...........      45,125,969      104,684,128        4,509,493        3,030,230
                                                   -------------    -------------    -------------    -------------

Net assets:
    Beginning net assets .......................     184,648,131       79,964,003       11,651,564        8,621,334
                                                   -------------    -------------    -------------    -------------

    Ending net assets* .........................   $ 229,774,100    $ 184,648,131    $  16,161,057    $  11,651,564
                                                   =============    =============    =============    =============

*Includes undistributed (over
    distributed) net investment income of: .....   $      17,212    $      17,212     $       (29)    $        (29)



                                                             Short-Term                     U.S. Government
                                                             Bond Fund                        Income Fund
                                                     ===========================      =============================
                                                         Year              Year             Year             Year
                                                         Ended             Ended           Ended            Ended
                                                        9/30/97           9/30/96         9/30/97          9/30/96
Increase in net assets:
Operations:
        Net investment income (loss) ...........     $  1,800,937    $    622,464      $  3,808,711    $  2,526,598
        Net realized gain (loss)
          on sale of investments ...............            7,108        (44,897)           353,405       (663,449)
        Net change in unrealized appreciation
          (depreciation) of investments ........          370,620        (93,004)         1,035,109       (415,895)
                                                     ------------    ------------      ------------    ------------
              Net increase (decrease) in net
                assets resulting from operations        2,178,665         484,563         5,197,225       1,447,254
                                                     ------------    ------------      ------------    ------------

Distributions to shareholders:
    From net investment income
        Class A ................................      (1,790,243)       (619,703)       (3,597,983)     (2,357,864)
        Class B ................................         (10,694)         (2,761)         (210,727)       (168,735)
    From realized gain on investments
        Class A ................................                0               0                 0        (83,304)
        Class B ................................                0               0                 0         (6,386)
                                                     ------------    ------------      ------------    ------------
              Total distributions ..............      (1,800,937)       (622,464)       (3,808,710)     (2,616,289)

Net increase in net assets resulting
  from capital share transactions (note 4) .....       30,254,083      16,238,690        32,005,347      17,454,019
                                                     ------------    ------------      ------------    ------------

              Increase in net assets ...........       30,631,811      16,100,789        33,393,862      16,284,984
                                                     ------------    ------------      ------------    ------------

Net assets:
    Beginning net assets .......................       19,696,347       3,595,558        47,156,555      30,871,571
                                                     ------------    ------------      ------------    ------------

    Ending net assets* .........................     $ 50,328,158    $ 19,696,347      $ 80,550,417    $ 47,156,555
                                                     ============    ============      ============    ============

*Includes undistributed (over
    distributed) net investment income of: .....     $          0    $          0      $      7,584    $      7,583

                                  See accompanying notes to financial statements

Statements of Changes in Net Assets

For the years ended September 30, 1997 and September 30, 1996

                                                              Bond Fund                   Municipal Bond Fund
                                                     =============================   ==============================
                                                         Year              Year           Year             Year
                                                        Ended             Ended          Ended           Ended
                                                       9/30/97           9/30/96        9/30/97         9/30/96
Increase in net assets:
Operations:
        Net investment income (loss) ...........     $  2,450,188    $  1,302,493      $    355,037    $    308,447
        Net realized gain (loss)
          on sale of investments ...............          270,780       (396,666)             7,016        (26,860)
        Net change in unrealized appreciation
          (depreciation) of investments ........          908,922       (381,786)           296,920        (12,382)
                                                     ------------    ------------      ------------    ------------
              Net increase (decrease) in net
                assets resulting from operations        3,629,890         524,041           658,973         269,205
                                                     ------------    ------------      ------------    ------------

Distributions to shareholders:
    From net investment income
        Class A ................................      (2,426,201)     (1,285,950)         (338,814)       (297,309)
        Class B ................................         (23,987)        (16,542)          (16,223)        (11,138)
    From realized gain on investments
        Class A ................................                0               0                 0               0
        Class B ................................                0               0                 0               0
                                                     ------------    ------------      ------------    ------------
              Total distributions ..............      (2,450,188)     (1,302,492)         (355,037)       (308,447)

Net increase in net assets resulting
  from capital share transactions (note 4) .....       28,002,391      16,780,563         2,774,237       1,436,099
                                                     ------------    ------------      ------------    ------------

              Increase in net assets ...........       29,182,093      16,002,112         3,078,173       1,396,857
                                                     ------------    ------------      ------------    ------------

Net assets:
    Beginning net assets .......................       28,173,772      12,171,660         6,964,986       5,568,129
                                                     ------------    ------------      ------------    ------------

    Ending net assets* .........................     $ 57,355,865    $ 28,173,772      $ 10,043,159    $  6,964,986
                                                     ============    ============      ============    ============

*Includes undistributed (over
    distributed) net investment income of: .....     $      1,645    $      1,645      $        568    $        568



                                                            California
                                                           Tax-Free Fund                   Growth & Income Fund
                                                   ==============================    ===============================
                                                        Year              Year            Year               Year
                                                        Ended             Ended          Ended              Ended
                                                       9/30/97           9/30/96        9/30/97            9/30/96
Increase in net assets:
Operations:
        Net investment income (loss) ...........   $   1,222,451    $   1,090,105    $   1,954,542    $   1,166,570
        Net realized gain (loss)
          on sale of investments ...............         208,734           86,380       31,497,187        7,926,105
        Net change in unrealized appreciation
          (depreciation) of investments ........         893,497         (73,858)       27,136,675        3,796,225
                                                   -------------    -------------    -------------    -------------
              Net increase (decrease) in net
                assets resulting from operations       2,324,682        1,102,627       60,588,404       12,888,900
                                                   -------------    -------------    -------------    -------------

Distributions to shareholders:
    From net investment income
        Class A ................................     (1,057,532)      (1,002,858)      (1,816,999)      (1,046,755)
        Class B ................................       (164,919)         (87,246)        (162,598)         (97,312)
    From realized gain on investments
        Class A ................................               0                0      (8,171,142)      (1,178,916)
        Class B ................................               0                0      (1,266,700)         (97,876)
                                                   -------------    -------------    -------------    -------------
              Total distributions ..............     (1,222,451)      (1,090,104)     (11,417,439)      (2,420,859)

Net increase in net assets resulting
  from capital share transactions (note 4) .....       5,683,503        3,765,357       94,278,663       67,305,092
                                                   -------------    -------------    -------------    -------------

              Increase in net assets ...........       6,785,734        3,777,880      143,449,628       77,773,133
                                                   -------------    -------------    -------------    -------------

Net assets:
    Beginning net assets .......................      24,035,362       20,257,482      119,143,471       41,370,338
                                                   -------------    -------------    -------------    -------------

    Ending net assets* .........................   $  30,821,096    $  24,035,362    $ 262,593,099    $ 119,143,471
                                                   =============    =============    =============    =============

*Includes undistributed (over
    distributed) net investment income of: .....   $       4,661    $       4,661    $       5,222    $      30,277


                                                             Growth Fund
                                                     =============================
                                                          Year            Year
                                                         Ended           Ended
                                                        9/30/97         9/30/96
Increase in net assets:
Operations:
        Net investment income (loss) ...........     $   (161,042)   $     22,583
        Net realized gain (loss)
          on sale of investments ...............       (1,043,448)      (290,727)
        Net change in unrealized appreciation
          (depreciation) of investments ........       11,832,565       2,744,987
                                                     ------------    ------------
              Net increase (decrease) in net
                assets resulting from operations       10,628,075       2,476,843
                                                     ------------    ------------

Distributions to shareholders:
    From net investment income
        Class A ................................                0        (20,757)
        Class B ................................                0           (551)
    From realized gain on investments
        Class A ................................                0               0
        Class B ................................                0               0
                                                     ------------    ------------
              Total distributions ..............                0        (21,308)

Net increase in net assets resulting
  from capital share transactions (note 4) .....       28,485,914      16,406,270
                                                     ------------    ------------

              Increase in net assets ...........       39,113,989      18,861,805
                                                     ------------    ------------

Net assets:
    Beginning net assets .......................       23,197,535       4,335,730
                                                     ------------    ------------

    Ending net assets* .........................     $ 62,311,524    $ 23,197,535
                                                     ============    ============

*Includes undistributed (over
    distributed) net investment income of: .....     $          0    $     12,110

                                  See accompanying notes to financial statements

Financial Highlights

Supplemental information for a share outstanding for the
year ended September 30, 1997 or throughout each                           Money Market Fund
fiscal year or period ended September 30.
                                                                   ---------------------------------------
                                                                     1997       1996       1995     1994(a)
----------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                                $1.00      $1.00       $1.00    $1.00
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 0.05       0.05        0.05     0.03
Net realized and unrealized gain (loss) on investments                0.00       0.00        0.00     0.00
----------------------------------------------------------------------------------------------------------
   Total from investment operations                                   0.05       0.05        0.05     0.03
----------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income                             (0.05)     (0.05)      (0.05)   (0.03)
Distributions from net realized gain (loss)                           0.00       0.00        0.00     0.00
   Total distributions                                               (0.05)     (0.05)      (0.05)   (0.03)
----------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value                         0.00       0.00        0.00     0.00
-----------------------------------------------------------------------------------------------------------
   Net asset value - end of period                                   $1.00      $1.00       $1.00    $1.00
===========================================================================================================
Total return (not annualized)(d)                                      5.12%      5.05%       5.52%    3.36%
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000)                                    $229,774   $184,648     $79,964  $49,988
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i)                        0.53%      0.58%       0.42%    0.15%
Ratio of net investment income to average net assets (ii)             5.01%      4.92%       5.40%    4.25%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (f)                         1.02%      1.09%       1.29%    1.64%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (f)                  4.52%      4.41%       4.53%    2.76%
Portfolio Turnover                                                     N/A        N/A         N/A       N/A
Average Commission Rate Paid                                           N/A        N/A         N/A       N/A
--------------------------------------------------------------------------------------------------------


Supplemental information for a share outstanding for the
year ended September 30, 1997 or throughout each                                    Tax-Free
fiscal year or period ended September 30.                                      Money Market Fund
                                                                -------------------------------------------
                                                                      1997      1996        1995    1994(a)
-----------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                                $1.00      $1.00       $1.00    $1.00
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                 0.03       0.03        0.03     0.02
Net realized and unrealized gain (loss) on investments                0.00       0.00        0.00     0.00
-----------------------------------------------------------------------------------------------------------
   Total from investment operations                                   0.03       0.03        0.03     0.02
-----------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income                             (0.03)     (0.03)      (0.03)   (0.02)
Distributions from net realized gain (loss)                           0.00       0.00        0.00     0.00
   Total distributions                                               (0.03)     (0.03)      (0.03)   (0.02)
-----------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value                         0.00       0.00        0.00     0.00
-----------------------------------------------------------------------------------------------------------
   Net asset value - end of period                                   $1.00      $1.00       $1.00    $1.00
===========================================================================================================
Total return (not annualized)(d)                                      3.02%      3.00%       3.44%    2.22%
===========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000)                                     $16,161    $11,652      $8,621  $10,633
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i)                        0.68%      0.62%       0.44%    0.17%
Ratio of net investment income to average net assets (ii)             2.98%      2.93%       3.39%    2.56%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (f)                         1.42%      1.53%       1.90%    2.28%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (f)                  2.24%      2.02%       1.92%    0.45%
Portfolio Turnover                                                     N/A        N/A         N/A       N/A
Average Commission Rate Paid                                           N/A        N/A         N/A       N/A
-----------------------------------------------------------------------------------------------------------


Supplemental information for a share outstanding for the
year ended September 30, 1997 or throughout each                            Bond Fund
fiscal year or period ended September 30.                                    Class A
                                                             -------------------------------------------
                                                                1997       1996      1995(e)   1994(a)
--------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                          $8.71      $8.99       $8.47    $9.50
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           0.54       0.56        0.58     0.52
Net realized and unrealized gain (loss) on investments          0.24      (0.28)       0.52    (1.03)
--------------------------------------------------------------------------------------------------------
   Total from investment operations                             0.78       0.28        1.10    (0.51)
--------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income                       (0.54)     (0.56)      (0.58)   (0.52)
Distributions from net realized gain (loss)                     0.00       0.00        0.00     0.00
    Total distributions                                        (0.54)     (0.56)      (0.58)   (0.52)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net asset value                  0.24      (0.28)       0.52    (1.03)
--------------------------------------------------------------------------------------------------------
    Net asset value - end of period                            $8.95      $8.71       $8.99    $8.47
========================================================================================================
Total return (not annualized)(d)                                9.19%      3.12%      13.53%  (5.49)%
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000)                               $56,923    $27,761     $12,022   $7,539
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets (i)                 0.66%      0.47%       0.21%    0.09%
Ratio of net investment income to average net assets (ii)       2.14%      6.25%       6.69%    6.29%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (f)                   1.33%      1.42%       2.20%    2.55%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (f)            1.47%      5.29%       4.70%    3.83%
Portfolio Turnover                                            117.41%    170.64%     327.31%   26.14%
Average Commission Rate Paid                                    N/A        N/A         N/A       N/A
--------------------------------------------------------------------------------------------------------


Supplemental information for a share outstanding for the
year ended September 30, 1997 or throughout each                          Bond Fund
fiscal year or period ended September 30.                                  Class B
                                                             ----------------------------------
                                                                1997       1996    1995(c)(e)
-----------------------------------------------------------------------------------------------
Net asset value - beginning of period                           $8.70      $8.98       $8.36
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            0.49       0.51        0.49
Net realized and unrealized gain (loss) on investments           0.24      (0.28)       0.62
-----------------------------------------------------------------------------------------------
   Total from investment operations                              0.73       0.23        1.11
-----------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income                        (0.49)     (0.51)      (0.49)
Distributions from net realized gain (loss)                      0.00       0.00        0.00
    Total distributions                                         (0.49)     (0.51)      (0.49)
-----------------------------------------------------------------------------------------------
    Net increase (decrease) in net asset value                   0.24      (0.28)       0.62
-----------------------------------------------------------------------------------------------
    Net asset value - end of period                             $8.94      $8.70       $8.98
===============================================================================================
Total return (not annualized)(d)                                 8.63%      2.62%      13.58%
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000)                                  $433       $412        $150
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets (i)                  1.13%      0.96%       0.78%
Ratio of net investment income to average net assets (ii)        2.24%      5.66%       5.56%
   (i)  Ratio of net expenses to average net assets
       prior to waivers and reimbursements (f)                   2.08%      2.15%       4.00%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (f)             1.33%      4.48%       2.34%
Portfolio Turnover                                             117.41%    170.64%     327.31%
Average Commission Rate Paid                                    N/A        N/A         N/A
-----------------------------------------------------------------------------------------------

----------
(a) The fund  commenced  operations on October 19, 1993.
(b) The fund commenced  operations on June 12, 1995.
(c) Class B shares were not offered  until  November 1, 1994.
(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.
(e) The fund was managed by Piper Capital  Management,  Inc.  until  December 1,
    1994  when  The  Boston  Company  Asset  Management,   Inc.  assumed
    management responsibilities.
(f) Ratio reflects fees reduced in connection with specific agreements only for periods ended after September 30, 1995.

                                  See accompanying notes to financial statements

Supplemental information for a share outstanding for the                          Short-Term Bond Fund
year ended September 30, 1997 or throughout each                          Class A                        Class B
fiscal year or period ended September 30.                    --------------------------------- -----------------------------
                                                                 1997       1996      1995(b)     1997     1996     1995(b)
---------------------------------------------------------------------------------------------- -----------------------------
Net asset value - beginning of period                           $9.98     $10.05      $10.00     $9.98    $10.05    $10.00
---------------------------------------------------------------------------------------------- -----------------------------
Income (loss) from investment operations:
Net investment income                                            0.56       0.54        0.18      0.50      0.49      0.20
Net realized and unrealized gain (loss) on investments           0.11      (0.07)       0.05      0.10     (0.07)     0.05
---------------------------------------------------------------------------------------------- -----------------------------
   Total from investment operations                              0.67       0.47        0.23      0.60      0.42      0.25
---------------------------------------------------------------------------------------------- -----------------------------
Less distributions:
Distributions from net investment income                        (0.56)     (0.54)      (0.18)    (0.50)    (0.49)    (0.20)
Distributions from net realized gain (loss)                      0.00       0.00        0.00      0.00      0.00      0.00
   Total distributions                                          (0.56)     (0.54)      (0.18)    (0.50)    (0.49)    (0.20)
---------------------------------------------------------------------------------------------- -----------------------------
   Net increase (decrease) in net asset value                    0.11      (0.07)       0.05      0.10     (0.07)     0.05
---------------------------------------------------------------------------------------------- -----------------------------
   Net asset value - end of period                             $10.09      $9.98      $10.05    $10.08     $9.98    $10.05
============================================================================================== =============================
Total return (not annualized)(d)                                6.86%      4.82%       2.32%     6.20%     4.29%     2.51%
============================================================================================== =============================
Ratios/supplemental data:
Net assets, end of period (000)                               $50,153    $19,554      $3,582      $175      $143       $13
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i)                  0.56%      0.39%       0.00%     1.06%     0.90%     0.00%
Ratio of net investment income to average net assets (ii)       5.55%      5.42%       5.91%     5.01%     4.81%     5.54%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (f)                   1.33%      1.58%       2.76%     2.06%     2.29%     3.33%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (f)            4.78%      4.23%       3.15%     4.01%     3.42%     2.21%
Portfolio Turnover                                             23.67%     29.37%       1.05%    23.67%    29.37%     1.05%
Average Commission Rate Paid                                    N/A        N/A         N/A        N/A       N/A       N/A
---------------------------------------------------------------------------------------------- -----------------------------



Supplemental information for a share outstanding for the
year ended September 30, 1997 or throughout each                     U.S. Government Income Fund
fiscal year or period ended September 30.                                      Class A
                                                             -------------------------------------------
                                                                1997       1996       1995     1994(a)
--------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                          $9.01      $9.24      $8.77    $9.50
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           0.57       0.57       0.63     0.56
Net realized and unrealized gain (loss) on investments          0.18      (0.21)      0.47    (0.73)
--------------------------------------------------------------------------------------------------------
   Total from investment operations                             0.75       0.36       1.10    (0.17)
--------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income                       (0.57)     (0.57)     (0.63)   (0.56)
Distributions from net realized gain (loss)                     0.00      (0.02)      0.00     0.00
   Total distributions                                         (0.57)     (0.59)     (0.63)   (0.56)
--------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value                   0.18      (0.23)      0.47    (0.73)
--------------------------------------------------------------------------------------------------------
   Net asset value - end of period                             $9.19      $9.01      $9.24    $8.77
========================================================================================================
Total return (not annualized)(d)                                8.62%      4.02%     13.00%   (1.83)%
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000)                              $76,605    $43,717    $29,308  $19,158
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i)                  0.54%      0.46%      0.21%    0.09%
Ratio of net investment income to average net assets (ii)       6.38%      6.23%      6.93%    6.24%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (f)                   1.22%      1.29%      1.63%    1.83%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (f)            5.71%      5.41%      5.51%    4.49%
Portfolio Turnover                                            303.81%    101.00%     46.96%   28.20%
Average Commission Rate Paid                                    N/A        N/A        N/A       N/A
--------------------------------------------------------------------------------------------------------



Supplemental information for a share outstanding for the
year ended September 30, 1997 or throughout each                 U.S. Government Income Fund
fiscal year or period ended September 30.                                 Class B
                                                             ----------------------------------
                                                                1997       1996        1995(c)
-----------------------------------------------------------------------------------------------
Net asset value - beginning of period                          $9.02      $9.25       $8.67
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           0.53       0.53        0.52
Net realized and unrealized gain (loss) on investments          0.18      (0.21)       0.58
-----------------------------------------------------------------------------------------------
   Total from investment operations                             0.71       0.32        1.10
-----------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income                       (0.53)     (0.53)      (0.52)
Distributions from net realized gain (loss)                     0.00      (0.02)       0.00
   Total distributions                                         (0.53)     (0.55)      (0.52)
-----------------------------------------------------------------------------------------------
   Net increase (decrease) in net asset value                   0.18      (0.23)       0.58
-----------------------------------------------------------------------------------------------
   Net asset value - end of period                             $9.20      $9.02       $9.25
===============================================================================================
Total return (not annualized)(d)                                8.06%      3.51%      13.08%
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000)                               $3,946     $3,439      $1,564
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i)                  1.16%      0.96%       0.79%
Ratio of net investment income to average net assets (ii)       5.77%      5.67%       5.71%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (f)                   2.18%      2.02%       3.19%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (f)            4.74%      4.61%       3.31%
Portfolio Turnover                                            303.81%    101.00%      46.96%
Average Commission Rate Paid                                    N/A        N/A         N/A
-----------------------------------------------------------------------------------------------


Supplemental information for a share outstanding for the
year ended September 30, 1997 or throughout each                        Growth & Income Fund
fiscal year or period ended September 30.                                      Class A
                                                             -------------------------------------------
                                                                1997       1996       1995(e)   1994(a)
--------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                         $16.29     $14.30      $11.14   $11.00
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           0.20       0.21        0.27     0.23
Net realized and unrealized gain (loss) on investments          5.77       2.32        3.22     0.13
--------------------------------------------------------------------------------------------------------
   Total from investment operations                             5.97       2.53        3.49     0.36
--------------------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income                       (0.20)     (0.21)      (0.27)   (0.22)
Distributions from net realized gain (loss)                    (1.14)     (0.33)      (0.06)    0.00
    Total distributions                                        (1.34)     (0.54)      (0.33)   (0.22)
--------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net asset value                  4.63       1.99        3.16     0.14
--------------------------------------------------------------------------------------------------------
    Net asset value - end of period                           $20.92     $16.29      $14.30   $11.14
========================================================================================================
Total return (not annualized)(d)                               38.78%     18.08%      31.93%    3.29%
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000)                             $224,524   $102,485     $38,483  $14,174
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets (i)                 0.73%      0.72%       0.43%    0.25%
Ratio of net investment income to average net assets (ii)       1.39%      1.49%       2.30%    2.81%
   (i)  Ratio of net expenses to average net assets
       prior to waivers and reimbursements (f)                  1.22%      1.34%       1.80%    2.17%
   (ii) Ratio of net investment income to average net
       assets prior to waivers and reimbursements (f)           0.90%      0.88%       0.93%    0.89%
Portfolio Turnover                                              93.14%     66.32%      92.01%   13.90%
Average Commission Rate Paid                                   $0.0577    $0.0498       N/A      N/A
--------------------------------------------------------------------------------------------------------


Supplemental information for a share outstanding for the
year ended September 30, 1997 or throughout each                    Growth & Income Fund
fiscal year or period ended September 30.                                 Class B
                                                             ----------------------------------
                                                                1997       1996     1995(c)(e)
-----------------------------------------------------------------------------------------------
Net asset value - beginning of period                         $16.26     $14.29      $11.30
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           0.11       0.17        0.23
Net realized and unrealized gain (loss) on investments          5.76       2.28        3.05
-----------------------------------------------------------------------------------------------
   Total from investment operations                             5.87       2.45        3.28
-----------------------------------------------------------------------------------------------
Less distributions:
Distributions from net investment income                       (0.12)     (0.15)      (0.23)
Distributions from net realized gain (loss)                    (1.14)     (0.33)      (0.06)
    Total distributions                                        (1.26)     (0.48)      (0.29)
-----------------------------------------------------------------------------------------------
    Net increase (decrease) in net asset value                  4.61       1.97        2.99
-----------------------------------------------------------------------------------------------
    Net asset value - end of period                           $20.87     $16.26      $14.29
===============================================================================================
Total return (not annualized)(d)                               38.08%     17.48%      29.53%
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000)                              $38,069    $16,658      $2,887
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets (i)                 1.26%      1.22%       1.01%
Ratio of net investment income to average net assets (ii)       0.60%      0.97%       1.64%
   (i)  Ratio of net expenses to average net assets
       prior to waivers and reimbursements (f)                  1.97%      2.07%       2.92%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (f)           (0.11)%     0.12%      (0.27)%
Portfolio Turnover                                             93.14%     66.32%      92.01%
Average Commission Rate Paid                                  $0.0577    $0.0498       N/A
-----------------------------------------------------------------------------------------------



Supplemental information for a share outstanding for the
year ended September 30, 1997 or throughout each                                         Growth Fund
fiscal year or period ended September 30.                                 Class A                        Class B
                                                             -------------------------------- ------------------------------
                                                                1997       1996      1995(b)    1997     1996     1995(b)
--------------------------------------------------------------------------------------------- ------------------------------
Net asset value - beginning of period                         $13.76     $11.66      $10.00   $13.70    $11.65    $10.00
--------------------------------------------------------------------------------------------- ------------------------------
Income (loss) from investment operations:
Net investment income                                          (0.04)      0.01        0.03    (0.10)    (0.02)     0.03
Net realized and unrealized gain (loss) on investments          3.02       2.12        1.63     2.99      2.09      1.62
--------------------------------------------------------------------------------------------- ------------------------------
   Total from investment operations                             2.98       2.13        1.66     2.89      2.07      1.65
--------------------------------------------------------------------------------------------- ------------------------------
Less distributions:
Distributions from net investment income                        0.00      (0.03)       0.00     0.00     (0.02)     0.00
Distributions from net realized gain (loss)                     0.00       0.00        0.00     0.00      0.00      0.00
    Total distributions                                         0.00      (0.03)       0.00     0.00     (0.02)     0.00
--------------------------------------------------------------------------------------------- ------------------------------
    Net increase (decrease) in net asset value                  2.98       2.10        1.66     2.89      2.05      1.65
--------------------------------------------------------------------------------------------- ------------------------------
    Net asset value - end of period                           $16.74     $13.76      $11.66   $16.59    $13.70    $11.65
============================================================================================= ==============================
Total return (not annualized)(d)                               21.66%     18.35%      16.60%   21.09%    17.80%    16.50%
============================================================================================= ==============================
Ratios/supplemental data:
Net assets, end of period (000)                              $58,180    $21,027      $4,187   $4,132    $2,170      $149
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets (i)                 0.90%      0.49%       0.00%    1.40%     1.01%     0.00%
Ratio of net investment income to average net assets (ii)      (0.13)%     0.21%       1.20%   (0.85)%   (0.36)%    1.07%
   (i)  Ratio of net expenses to average net assets
       prior to waivers and reimbursements (f)                  1.39%      1.68%       3.46%    2.14%     2.43%     3.85%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (f)           (0.62)%    (0.98)%     (2.26)%  (1.59)%   (1.78)%   (2.78)%
Portfolio Turnover                                             22.37%     16.40%       0.06%   22.37%    16.40%     0.06%
Average Commission Rate Paid                                  $0.0271    $0.0281        N/A   $0.0271   $0.0281       N/A
--------------------------------------------------------------------------------------------- ------------------------------

                                  See accompanying notes to financial statements

Supplemental information for a share outstanding for the                                 Municipal Bond Fund
year ended September 30, 1997 or throughout each                              Class A                              Class B
fiscal year or period ended September 30.                    ------------------------------------------- ---------------------------
                                                                 1997       1996       1995     1994(a)    1997     1996  1995(b)(d)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                           $8.95      $8.98       $8.60    $9.50     $8.96     $8.98     $8.31
-------------------------------------------------------------------------------------------------------- ---------------------------
Income (loss) from investment operations:
Net investment income                                            0.42       0.44        0.47     0.42      0.37      0.40      0.38
Net realized and unrealized gain (loss) on investments           0.34      (0.03)       0.38    (0.90)     0.33     (0.02)     0.67
-------------------------------------------------------------------------------------------------------- ---------------------------
   Total from investment operations                              0.76       0.41        0.85    (0.48)     0.70       0.38      1.05
-------------------------------------------------------------------------------------------------------- ---------------------------
Less distributions:
Distributions from net investment income                        (0.42)     (0.44)      (0.47)   (0.42)    (0.37)    (0.40)    (0.38)
Distributions from net realized gain (loss)                      0.00       0.00        0.00     0.00      0.00      0.00      0.00
   Total distributions                                          (0.42)     (0.44)      (0.47)   (0.42)    (0.37)    (0.40)    (0.38)
-------------------------------------------------------------------------------------------------------- ---------------------------
   Net increase (decrease) in net asset value                    0.34      (0.03)       0.38    (0.90)     0.33     (0.02)     0.67
-------------------------------------------------------------------------------------------------------- ---------------------------
   Net asset value - end of period                              $9.29      $8.95       $8.98    $8.60     $9.29     $8.96     $8.98
======================================================================================================== ===========================
Total return (not annualized)(d)                                 8.64%      4.64%      10.18%   (5.15)%    7.96%     4.22%    12.86%
======================================================================================================== ===========================
Ratios/supplemental data:
Net assets, end of period (000)                                $9,612     $6,540      $5,512   $2,610      $431      $425       $56
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i)                   0.55%      0.41%       0.40%    0.25%     1.07%     0.91%     0.90%
Ratio of net investment income to average net assets (ii)        4.56%      4.88%       5.26%    5.03%     4.05%     4.27%     4.26%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (f)                    1.71%      1.95%       3.30%    3.99%     2.47%     2.53%     5.56%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (f)             3.40%      3.35%       2.36%    1.29%     2.61%     2.64%   (0.40)%
Portfolio Turnover                                              12.95%      9.82%      81.90%   81.42%    12.95%     9.82%    81.90%
Average Commission Rate Paid                                     N/A        N/A         N/A       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------


                                                                                        California Tax-Free Fund
Supplemental information for a share outstanding for the                      Class A                              Class B
year ended September 30, 1997 or throughout each             ----------------------------------------- -----------------------------
fiscal year or period ended September 30.                        1997       1996      1995    1994(a)    1997       1996     1995(b)
------------------------------------------------------------------------------------------------------ -----------------------------
Net asset value - beginning of period                           $7.93      $7.92     $7.59    $8.50      $7.93     $7.92     $7.35
------------------------------------------------------------------------------------------------------ -----------------------------
Income (loss) from investment operations:
Net investment income                                           $0.38      $0.40     $0.41    $0.36      $0.34     $0.36      0.34
Net realized and unrealized gain (loss) on investments           0.33       0.01      0.33    (0.91)      0.33      0.01      0.57
------------------------------------------------------------------------------------------------------ -----------------------------
   Total from investment operations                              0.71       0.41      0.74    (0.55)      0.67      0.37      0.91
------------------------------------------------------------------------------------------------------ -----------------------------
Less distributions:
Distributions from net investment income                        (0.38)     (0.40)    (0.41)   (0.36)     (0.34)    (0.36)    (0.34)
Distributions from net realized gain (loss)                      0.00       0.00      0.00     0.00       0.00      0.00      0.00
   Total distributions                                          (0.38)     (0.40)    (0.41)   (0.36)     (0.34)    (0.36)    (0.34)
------------------------------------------------------------------------------------------------------ -----------------------------
   Net increase (decrease) in net asset value                    0.33       0.01      0.33    (0.91)      0.33      0.01      0.57
------------------------------------------------------------------------------------------------------ -----------------------------
   Net asset value - end of period                              $8.26      $7.93     $7.92    $7.59      $8.26     $7.93     $7.92
====================================================================================================== =============================
Total return (not annualized)(d)                                 9.19%      5.23%    10.13%   (6.56)%     8.63%     4.70%    12.60%
====================================================================================================== =============================
Ratios/supplemental data:
Net assets, end of period (000)                               $26,096    $20,876   $19,292  $13,815     $4,725    $3,159      $966
Ratios to average net assets (annualized):
Ratio of net expenses to average net assets(i)                   0.55%      0.38%     0.32%    0.25%      1.08%     0.89%     0.84%
Ratio of net investment income to average net assets (ii)        4.72%      4.98%     5.36%    4.70%      4.18%     4.39%     4.47%
   (i)  Ratio of net expenses to average net assets
      prior to waivers and reimbursements (f)                    1.22%      1.29%     1.65%    2.01%      2.01%     1.98%     2.97%
   (ii) Ratio of net investment income to average net
      assets prior to waivers and reimbursements (f)             4.05%      4.06%     4.03%    2.94%      3.25%     3.30%     2.35%
Portfolio Turnover                                              34.88%     31.78%    86.69%   73.88%     34.88%    31.78%    86.69%
Average Commission Rate Paid                                     N/A        N/A       N/A       N/A        N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------

----------
(a) The fund commenced operations on October 19, 1993.
(b) Class B shares were not offered until November 1, 1994.
(c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.
(d) The fund was managed by Piper Capital Management, Inc. until December 1, 1994 when Payden & Rygel Investment Counsel assumed management responsibilities.
(e) Ratio reflects fees reduced in connection with specific agreements only for periods ended after September 30, 1995.


                                  See accompanying notes to financial statements

Notes to Financial Statements

(1)      Significant Accounting Policies

Organization
------------

The Griffin Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. As described in note 4, the Money Market and Tax-Free Money Market Funds are authorized to offer one class of shares, and each of the other series is authorized to issue shares of two classes: Class A and Class B. The Company commenced operations on October 19, 1993 and consists of a non-diversified fund, the California Tax-Free Fund, and eight separate diversified funds (collectively, the "Funds"):

          * The Money Market Fund
          * The Tax-Free Money Market Fund
          * The Short-Term Bond Fund
          * The U.S. Government Income Fund
          * The Municipal Bond Fund
          * The Bond Fund
          * The Growth & Income Fund
          * The Growth Fund

The Money Market Fund and Tax-Free Money Market Fund commenced offering shares on October 19, 1993. The U.S. Government Income Fund, Municipal Bond Fund, California Tax-Free Fund, Bond Fund and Growth & Income Fund commenced offering Class A shares on October 19, 1993, and commenced offering Class B shares beginning on November 1, 1994. The Short-Term Bond Fund and Growth Fund commenced offering Class A shares and Class B shares on June 12, 1995. The two classes of shares differ principally in their respective sales charges, shareholder servicing fees and distribution fees. Shareholders of each class may also bear certain expenses that pertain to each class. All shareholders in a Fund bear the common expenses of the Fund, and earn income from the portfolio, pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class. Gains are allocated to each class pro rata based upon net assets of each class on the date of distribution. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses, including distribution and shareholder servicing fees and from relative weightings of pro rata income and gain allocations. The California Tax-Free Fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the State of California than a fund with a broader geographical diversification.

The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

Security Valuation
------------------

For the Funds other than the Money Market Fund and Tax-Free Money Market Fund, investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation or, if no sale has occurred, at the latest quoted bid price. U.S. Government securities and other securities for which current over-the-counter market quotations are readily available (excluding debt securities maturing in 60 days or less) are valued at latest closing bid prices. If quoted prices are unavailable or inaccurate, market values are determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from independent pricing services. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities and other assets for which current quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

The Money Market Fund and Tax-Free Money Market Fund use the amortized cost method to value their portfolio securities and attempt to maintain constant net asset values of $1.00 per share. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, which approximates market value.

Security Transactions
---------------------

The Company records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts and premiums are amortized as required by the Internal Revenue Code.

Futures Contracts
-----------------

Each of the Funds (except the Money Market Fund and Tax-Free Money Market Fund) may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund is required to segregate cash or high-quality, liquid debt instruments in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures contracts open at year end, if any, are detailed in the Schedule of Investments for each of the Funds.

Repurchase Agreements
---------------------

Transactions involving purchases of securities under agreements to resell ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. Repurchase agreements, if any, are detailed in the Schedule of Investments for each of the Funds. The prospectuses require that repurchase agreements be fully collateralized based on values that are marked to market daily. The collateral is held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. A risk involved with repurchase agreements is that the counterparty to the agreement may default on their obligation. If the counterparty defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The repurchase agreements held in the Funds at September 30, 1997 are collateralized by U.S. Treasury or federal agency obligations, and were entered into on September 30, 1997.

Distributions to Shareholders
-----------------------------

Dividends to shareholders from net investment income are declared daily and distributed monthly for the Money Market Fund, Tax-Free Money Market Fund, Short-Term Bond Fund, U.S. Government Income Fund, Municipal Bond Fund, California Tax-Free Fund and Bond Fund. Dividends to shareholders from the net investment income of the Growth & Income Fund are declared and distributed quarterly, and with respect to the Growth Fund, are declared and distributed annually. Dividends to shareholders are recorded on the ex-dividend date. Each Fund makes distributions from net realized gains on investments, if any, once a year.

Federal Income Taxes
--------------------

The Company's policy for each Fund is to comply with the requirements of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies and to distribute substantially all of their taxable income and any net realized capital gains to their shareholders. Accordingly, no provisions for income taxes have been made as sufficient distributions were made or are intended to be made to eliminate taxable income. Distributions from net investment income or net realized capital gains determined in accordance with federal income tax regulations may differ from generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require such reclassification. For the year ended September 30, 1997 certain permanent differences, totaling $(148,932), have been reclassified from undistributed net investment income to paid in capital for the Growth Fund.

It is the policy of the Funds that the Board of Directors will not declare capital gain distributions until any net capital loss carryforwards have been utilized. The following net capital loss carryforward amounts are available to the Funds as of September 30, 1997:

                                       Net Capital Loss   Date(s) of
                                         Carryforward     Expiration
-----------------------------------------------------------------------
Tax-Free Money Market Fund ........         $  4,664         2004
Short-Term Bond Fund ..............           37,925         2004
U.S. Government Income Fund .......          302,440         2005
Bond Fund .........................          184,779         2003-2005
Municipal Bond Fund ...............          125,678         2003-2004
California Tax-Free Fund ..........          225,765         2004
Growth Fund .......................          297,325         2004-2005

Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. The differences between the income or gains distributed on a book versus tax basis, if any, are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets.

Organization Expenses
---------------------

Griffin Financial Administrators ("GFA"), the Funds' administrator, has incurred expenses in connection with the organization and initial registration of the Funds. These expenses were charged to the individual Funds and are being amortized by the Funds on a straight-line basis over 60 months from the date the Funds commenced operations.

Use of Estimates
----------------

The preparation of financial statements in conformity with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.


(2)      Agreements and Other Transactions with Affiliates

The Company has entered into an advisory contract on behalf of the Funds with Griffin Financial Investment Advisors ("GFIA"). Pursuant to the contract, GFIA furnishes to the Funds investment guidance and policy direction in connection with daily portfolio management of the Funds. Under the contract, the Growth & Income Fund and the Growth Fund pay GFIA a monthly advisory fee calculated by multiplying each fund's average daily net assets by 0.60% on an annualized basis. Each of the other Funds pays a monthly advisory fee to GFIA based on an annualized rate of 0.50% of each Fund's average daily net assets. GFIA has entered into sub-advisory agreements with Payden & Rygel Investment Counsel ("Payden & Rygel") with respect to the Money Market Fund, Tax-Free Money Market Fund, U.S. Government Income Fund, Municipal Bond Fund and the California Tax-Free Fund, with The Boston Company Asset Management, Inc. ("TBCAM") with respect to the Bond Fund and the Growth & Income Fund, and with T. Rowe Price Associates, Inc. ("T. Rowe Price") with respect to the Short-Term Bond Fund and the Growth Fund. Pursuant to such sub-advisory agreements, Payden & Rygel, TBCAM and T. Rowe Price are primarily responsible for the daily management of the respective Fund's portfolios. GFIA pays Payden & Rygel, TBCAM and T. Rowe Price sub-advisory fees for the Funds out of the advisory fees discussed above. For the year ended September 30, 1997, GFIA has voluntarily waived a portion of its fees to limit fund expenses. For the year ended September 30, 1997 advisory fees were incurred by the Funds as follows:

                                             Advisory         Waived
Funds                                          fees            fees
-----------------------------------------------------------------------
Money Market ...........................    $1,020,925     $  995,592
Tax-Free Money Market ..................        68,154         68,154
Short-Term Bond ........................       161,913        161,913
U.S. Government Income .................       303,786        303,786
Bond ...................................       201,308        201,308
Municipal Bond .........................        39,097         39,097
California Tax-Free ....................       131,759        131,759
Growth & Income ........................     1,100,393        900,393
Growth .................................       249,984        199,984

The Company has entered into contracts on behalf of the Funds with GFA whereby GFA is responsible for providing administration, custody, transfer agency and portfolio accounting services for the Funds. GFA is compensated for its services by each of the Funds on a monthly basis based on an annualized rate of 0.20% of the Fund's average daily net assets. GFA has waived a portion of its fees to limit fund expenses. For the year ended September 30, 1997 administration and accounting fees were incurred by the Funds as follows:

                                       Administration
                                              and           Waived
Funds                                   Accounting fees      fees
-----------------------------------------------------------------------
Money Market .........................    $408,370         $      0
Tax-Free Money Market ................      27,262            8,174
Short-Term Bond ......................      64,765            8,666
U.S. Government Income ...............     121,514              839
Bond .................................      80,523              546
Municipal Bond .......................      15,638           15,638
California Tax-Free ..................      52,704            4,971
Growth & Income ......................     366,798                0
Growth ...............................      83,328              508

In addition, to limit fund expenses GFA reimbursed the Short-Term Bond Fund, U.S. Government Income Fund, Bond Fund and the Municipal Bond Fund for certain operating expenses.

The Company has adopted integrated Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act for the single class of shares of the Money Market Fund and the Tax-Free Money Market Fund and for the Class A shares of each of the other Funds. Under these Plans, the Funds may reimburse Griffin Financial Services ("GFS"), the Funds' distributor, for actual expenses incurred in preparing and printing prospectuses and other promotional materials for, and for providing such prospectuses and promotional materials to, prospective shareholders. Payments under the Plans also may be used to compensate or reimburse the distributor, selling agents and or servicing agents for distribution, sales support or shareholder support services. Aggregate payments under the plans may not exceed, on an annualized basis, 0.20% of the average daily net assets of the Money Market Fund and the Tax-Free Money Market Fund, and 0.25% of the average daily net assets of the Class A shares of the Non-Money Market Funds. GFS has waived a portion of its fees to limit fund expenses. For the year ended September 30, 1997, shares of the Money Market Fund and the Tax-Free Money Market Fund, and Class A shares of the Non-Money Market Funds incurred distribution and services fees as follows:

                                       Distribution and     Waived
Funds                                   Servicing Fees       Fees
-----------------------------------------------------------------------
Money Market .........................    $408,370         $      0
Tax-Free Money Market ................      27,262           25,032
Class A Shares:
Short-Term Bond ......................      80,423           76,763
U.S. Government Income ...............     142,764           40,716
Bond .................................      99,576           67,859
Municipal Bond .......................      18,546           18,546
California Tax-Free ..................      56,021           32,308
Growth & Income ......................     394,795                0
Growth ...............................      96,576            7,224

The Company also has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act for the Class B shares of each of the non-Money Market Funds. Under the Distribution Plans, the Funds may reimburse GFS for actual expenses incurred in preparing and printing prospectuses and other promotional materials for, and providing them to, prospective shareholders. Payments under the Distribution Plans also may be used to compensate the distributor, selling agents and/or servicing agents for distribution sales support or shareholder support services. Payments under the Services Plans are made to servicing agents that provide shareholder liaison services to Class B shareholders. Aggregate payments under the Distribution Plans may not exceed 0.75% of the average daily net assets of each Fund on an annual basis. Aggregate payments under the Services Plans may not exceed, on an annualized basis, 0.25% of the average daily net assets of each Fund. GFS has waived a portion of its fees to limit fund expenses. For the year ended September 30, 1997, Class B shares of the Funds incurred distribution and servicing fees as follows:

                                       Distribution and     Waived
Funds                                   Servicing Fees       Fees
-----------------------------------------------------------------------
Short-Term Bond ......................    $  2,135         $  1,004
U.S. Government Income ...............      36,516           11,409
Bond .................................       4,309            1,752
Municipal Bond .......................       4,008            1,919
California Tax-Free ..................      39,433           14,468
Growth & Income ......................     254,809           56,372
Growth ...............................      30,336            7,449

Reimbursed expenses and waived fees continue at the discretion of the investment advisor, administrator and distributor. All officers and one director of the Funds are employees of GFS, but received no compensation from the Company. For the twelve months ended September 30, 1997, GFS was paid $262,631 in front-end sales charges on sales of Class A shares, and $86,787 in contingent deferred sales charges on Class B share redemptions.

(3)      Purchases and Sales of Securities Exclusive of Short-Term Investments

                                                        U.S.                                 California     Growth &
                                        Short-Term   Government      Bond       Municipal     Tax-Free       Income        Growth
                                        Bond Fund   Income Fund      Fund       Bond Fund       Fund          Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
Aggregate purchases and sales of:
      Common and Preferred Stock:
                 Purchases at cost     $         0  $         0   $         0  $         0  $         0   $242,793,582   $36,401,284
                 Sales proceeds                  0            0             0            0            0    163,202,750     9,124,205
      U.S. Treasury Obligations:
                 Purchases at cost      20,058,789  121,586,855    33,653,602            0            0              0             0
                 Sales proceeds          5,520,524  100,315,555    31,581,495            0            0              0             0
      U.S. Agency Securities:
                 Purchases at cost       3,103,411  107,120,279     9,708,762            0            0              0             0
                 Sales proceeds          1,015,913   84,759,910     6,408,469            0            0              0             0
      Municipal Bonds:
                 Purchases at cost               0            0            0     3,806,962   15,795,718              0             0
                 Sales proceeds                  0            0            0       989,134    8,948,442              0             0
      Other Long-Term Securities:
                 Purchases at cost      12,849,863    1,011,434    31,473,408            0            0              0             0
                 Sales proceeds            925,664      943,614    11,743,737            0            0              0             0
------------------------------------------------------------------------------------------------------------------------------------

All Funds not reflected in this schedule traded exclusively in short-term securities.

(4)      Capital Shares Transactions

As of September 30, 1997, the Company was authorized to issue 10 billion shares of $0.001 par value capital stock. As of September 30, 1997, each Fund, except the Money Market Fund and the Tax-Free Money Market Fund, was authorized to issue 250 million shares of $0.001 par value capital stock as Class A shares and 250 million shares of $0.001 par value capital stock as Class B shares. The Money Market Fund and the Tax-Free Money Market Fund were each authorized to issue 1 billion shares of $0.001 par value capital stock of a single class of shares. Each Non-Money Market Fund, except the Short-Term Bond Fund and the Growth Fund, issued Class A shares beginning October 19, 1993, and Class B shares beginning November 1, 1994. The Short-Term Bond Fund and the Growth Fund issued both Class A shares and Class B shares beginning June 12, 1995. Transactions in capital shares were as follows:

                                                                                               Tax-Free
                                                        Money Market Fund                  Money Market Fund
                                                 --------------------------------    -----------------------------
                                                      Shares          Amount            Shares         Amount
                                                 --------------------------------    -----------------------------
September 30, 1995: .........................      79,956,473    $  79,956,473        8,626,128    $   8,626,128
   Shares sold and exchanged in .............     237,918,581      237,918,581       15,415,185       15,415,185
   Shares issued in reinvestment of dividends       7,146,285        7,146,285          286,582          286,582
   Shares redeemed and exchanged out ........    (140,390,420)    (140,390,420)     (12,671,638)     (12,671,638)
                                                 -------------    -------------    -------------    -------------
September 30, 1996: .........................     184,630,919      184,630,919       11,656,257       11,656,257
   Shares sold and exchanged in .............     377,824,042      377,824,042       21,135,288       21,135,288
   Shares issued in reinvestment of dividends       9,784,791        9,784,791          376,989          376,989
   Shares redeemed and exchanged out ........    (342,482,819)    (342,482,819)     (17,002,784)     (17,002,784)
                                                 -------------    -------------    -------------    -------------
September 30, 1997: .........................     229,756,933    $ 229,756,933       16,165,750    $  16,165,750
                                                 ==============================    ==============================



                                                                    Class A                            Class B
                                                         -----------------------------      ---------------------------
Short-Term Bond Fund                                         Shares          Amount            Shares         Amount
                                                         -----------------------------      ---------------------------
September 30, 1995: ..................................        356,327    $  3,571,282           1,313    $     13,161
            Shares sold and exchanged in .............      1,789,555      17,982,937          16,811         167,013
            Shares issued in reinvestment of dividends         46,463         464,975             220           2,191
            Shares redeemed and exchanged out ........       (234,028)     (2,338,330)         (4,035)        (40,096)
                                                           ---------------------------       --------------------------
September 30, 1996: ..................................      1,958,317      19,680,864          14,309         142,269
            Shares sold and exchanged in .............      3,948,575      39,591,843          16,298         162,998
            Shares issued in reinvestment of dividends        155,367       1,557,388           1,029          10,304
            Shares redeemed and exchanged out ........     (1,090,055)    (10,925,947)        (14,241)       (142,503)
                                                           ---------------------------       --------------------------
September 30, 1997: ..................................      4,972,204    $ 49,904,148          17,395    $    173,068
                                                           ===========================     ============================

                                                                     Class A                          Class B
                                                         ------------------------------    ----------------------------
U.S. Government Income Fund                                 Shares          Amount            Shares         Amount
                                                         ------------------------------    ----------------------------

September 30, 1995: ..................................      3,171,919    $ 29,004,527         169,102    $  1,548,804
            Shares sold and exchanged in .............      2,310,366      21,176,958         262,522       2,434,376
            Shares issued in reinvestment of dividends        179,960       1,646,434           8,766          80,124
            Shares redeemed and exchanged out ........       (809,554)     (7,349,413)        (58,923)       (534,460)
                                                           ---------------------------       --------------------------
September 30, 1996: ..................................      4,852,691      44,478,506         381,467       3,528,844
            Shares sold and exchanged in .............      4,772,208      43,274,806          95,320         868,466
            Shares issued in reinvestment of dividends        309,586       2,809,716          12,152         110,352
            Shares redeemed and exchanged out ........     (1,599,648)    (14,514,126)        (59,958)       (543,867)
                                                           ---------------------------       --------------------------
September 30, 1997: ..................................      8,334,837    $ 76,048,902         428,981    $  3,963,795
                                                           ===========================       ==========================


                                                                     Class A                          Class B
                                                         -----------------------------     ----------------------------
Bond Fund                                                   Shares          Amount            Shares         Amount
                                                         -----------------------------     ----------------------------
September 30, 1995: ..................................      1,337,451    $ 11,945,958          16,716    $    148,782
            Shares sold and exchanged in .............      2,257,836      20,078,526          42,483         376,231
            Shares issued in reinvestment of dividends        105,774         935,074           1,177          10,399
            Shares redeemed and exchanged out ........       (512,391)     (4,506,778)        (12,983)       (112,889)
                                                           ---------------------------       --------------------------
September 30, 1996: ..................................      3,188,670      28,452,780          47,393         422,523
            Shares sold and exchanged in .............      4,150,730      36,626,337          12,640         111,012
            Shares issued in reinvestment of dividends        230,369       2,030,893           1,901          16,746
            Shares redeemed and exchanged out ........     (1,209,786)    (10,663,918)        (13,567)       (118,679)
                                                           ---------------------------       --------------------------
September 30, 1997: ..................................      6,359,983    $ 56,446,092          48,367    $    431,602
                                                           ===========================       ==========================




                                                                    Class A                         Class B
                                                        ------------------------------     -------------------------
Municipal Bond Fund                                          Shares          Amount          Shares        Amount
                                                        ------------------------------     -------------------------
September 30, 1995: ..................................       614,143    $ 5,522,331          6,245    $    54,697
            Shares sold and exchanged in .............       193,716      1,753,063         53,010        478,805
            Shares issued in reinvestment of dividends        20,895        188,802            764          6,853
            Shares redeemed and exchanged out ........       (98,330)      (879,966)       (12,522)      (111,458)
                                                           -------------------------       -------------------------
September 30, 1996: ..................................       730,424      6,584,230         47,497        428,897
            Shares sold and exchanged in .............       454,447      4,139,861         11,948        108,637
            Shares issued in reinvestment of dividends        26,502        240,493          1,146         10,397
            Shares redeemed and exchanged out ........      (176,304)    (1,597,048)       (14,228)      (128,103)
                                                           -------------------------       -------------------------
September 30, 1997: ..................................     1,035,069    $ 9,367,536         46,363    $   419,828
                                                          ==========================       =========================



                                                                   Class A                             Class B
                                                          -----------------------------      --------------------------
California Tax-Free Fund                                     Shares          Amount              Shares        Amount
                                                          -----------------------------      --------------------------
September 30, 1995: ..................................      2,436,233    $ 19,430,217         121,916    $    954,806
            Shares sold and exchanged in .............        562,419       4,499,150         318,506       2,531,079
            Shares issued in reinvestment of dividends         65,286         521,834           6,049          48,127
            Shares redeemed and exchanged out ........       (431,734)     (3,452,505)        (48,248)       (382,328)
                                                            --------------------------       -------------------------
September 30, 1996: ..................................      2,632,204      20,998,696         398,223       3,151,684
            Shares sold and exchanged in .............        953,669       7,730,742         228,961       1,842,384
            Shares issued in reinvestment of dividends         72,141         581,289          11,814          95,171
            Shares redeemed and exchanged out ........       (499,082)     (4,026,992)        (67,159)       (539,091)
                                                            --------------------------       -------------------------
September 30, 1997: ..................................      3,158,932    $ 25,283,735         571,839    $  4,550,148
                                                            ==========================       =========================



                                                                     Class A                            Class B
                                                         --------------------------------    -----------------------------
Growth & Income Fund                                          Shares          Amount             Shares        Amount
                                                         --------------------------------    -----------------------------
September 30, 1995: ..................................       2,691,747    $  31,965,109          202,018    $   2,652,653
            Shares sold and exchanged in .............       4,197,275       63,998,352          847,109       13,004,356
            Shares issued in reinvestment of dividends         143,079        2,147,102           12,421          187,362
            Shares redeemed and exchanged out ........        (739,537)     (11,455,896)         (37,209)        (576,184)
                                                            ----------------------------      ----------------------------
September 30, 1996: ..................................       6,292,564       86,654,667        1,024,339       15,268,187
            Shares sold and exchanged in .............       6,046,362      110,044,808          824,740       15,027,177
            Shares issued in reinvestment of dividends         583,472        9,864,463           84,273        1,410,147
            Shares redeemed and exchanged out ........      (2,189,429)     (40,106,099)        (109,363)      (1,961,833)
                                                            ----------------------------      ----------------------------
September 30, 1997: ..................................      10,732,969    $ 166,457,839        1,823,989    $  29,743,678
                                                           =============================      ============================




                                                                    Class A                           Class B
                                                        --------------------------------   ------------------------------
Growth Fund                                                  Shares          Amount            Shares         Amount
                                                        --------------------------------   ------------------------------
September 30, 1995: ..................................        359,063    $  3,828,121          12,806    $    141,837
            Shares sold and exchanged in .............      1,361,488      17,033,507         152,567       1,954,438
            Shares issued in reinvestment of dividends          1,358          15,995              51             600
            Shares redeemed and exchanged out ........       (193,632)     (2,506,817)         (7,077)        (91,504)
                                                           ---------------------------       --------------------------
September 30, 1996: ..................................      1,528,277      18,370,806         158,347       2,005,371
            Shares sold and exchanged in .............      2,767,036      39,554,274         110,567       1,547,328
            Shares issued in reinvestment of dividends             31             433               5              75
            Shares redeemed and exchanged out ........       (820,139)    (12,331,287)        (19,860)       (284,909)
                                                           ---------------------------       --------------------------
September 30, 1997: ..................................      3,475,205    $ 45,594,226         249,059    $  3,267,865
                                                           ===========================       ==========================


(5)      Custodial Earnings Credits

In accordance with the Custody Agreement between the Company and Investors Fiduciary Trust Company (the "Custodian"), the Custodian provides credits ("Earnings Credits") which are used to offset custodial expenses. These Earnings Credits are calculated each month by multiplying the average daily cash balance in each Fund by three-quarters of a money market rate set by State Street Bank & Trust Co., the Funds' sub-custodian. The amount of such Earnings Credits for each of the Funds is reflected in the "Expense Reductions" in the Statements of Operations. Ratios of expenses to average daily net assets shown in the Financial Highlights are calculated without the Earnings Credits beginning with periods ended September 30, 1995.

The Shareholders and Board of Directors
     The Griffin Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Griffin Money Market Fund, Griffin Tax-Free Money Market Fund, Griffin Short-Term Bond Fund, Griffin U.S. Government Income Fund, Griffin Bond Fund, Griffin Municipal Bond Fund, Griffin California Tax-Free Fund, Griffin Growth & Income Fund, and the Griffin Growth Fund, constituting The Griffin Funds, Inc. (the Funds) as of September 30, 1997 and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period from October 19, 1993 (commencement of operations) to September 30, 1994, except for the Griffin Short-Term Bond Fund and the Griffin Growth Fund which are for each of the years in the two-year period ended September 30, 1997 and the period from June 12, 1995 (commencement of operations) to September 30, 1995. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds constituting The Griffin Funds, Inc. as of September 30, 1997, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above in conformity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP
Los Angeles, California
November 7, 1997

Special Message to Shareholders
     The Griffin Funds, Inc.:

Distributions (Unaudited)

The following information for federal income tax purposes is presented below as an aid to shareholders in reporting the distributions shown below. By early February 1998, each shareholder will receive a breakdown of income earned by investment category on a calendar-year basis, as well as a summary of the states from which the income was earned. Shareholders should consult a tax adviser on how to report these distributions on state and local levels.

The amount of long-term capital gain paid was as follows:

           Growth & Income Fund                            $3,811,437

Of the distributions made by the below-listed Funds from net investment income, the following percentages represent income derived from municipal securities and, therefore, qualify as exempt interest dividends.

           Tax-Free Money Market Fund                            100%
           Municipal Bond Fund                                   100%
           California Tax-Free Fund                              100%

A portion of this income may be subject to the alternative minimum tax.

Of the distributions made by the following fund the corresponding percentage represents the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders.

           Growth & Income Fund
                Dividends paid before September 5, 1997:         100%
                Dividends paid on or after September 5, 1997:    100%

The Griffin Funds, Inc.

Board of Directors

Herschel Cardin
Vincent F. Coviello
William A. Hawkins, Chairman
Carrol R. McGinnis
Morton O. Schapiro

Officers

William A. Hawkins, President
Richie D. Rowsey, Senior Vice President
Julia D. Whitcup, Senior Vice President & Treasurer
Tim S. Glassett, Secretary
Herbert L. Botts, Assistant Secretary
Steven P. Muson, Assistant Treasurer
Henry M. Pena, Assistant Secretary
Diana J. Veloz, Assistant Secretary

Transfer Agent and Custodian

Investors Fiduciary Trust Company (IFTC)
127 West 10th Street
Kansas City, MO  64105-1716

Investment Adviser

Griffin Financial Investment Advisers
5000 Rivergrade Road
Irwindale, CA 9176

Sub-Advisers

Payden & Rygel Investment Counsel
333 South Grand Avenue
Los Angeles, CA  90071

The Boston Company Asset Management, Inc.
One Boston Place
Boston, MA  02108

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD  21202

Legal Counsel

Morrison & Foerster LLP
2000 Pennsylvania Avenue, N.W.
Washington, D.C.  20006

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Griffin Funds, Inc. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. The prospectus contains more detailed information about The Griffin Funds, Inc. Read the prospectus carefully before you invest or send money.